UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[REGISTRANT] ING Equity Trust ING Funds Trust ING Mutual Funds ING Senior Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

April 1, 2013

Dear Shareholder:

On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Equity Trust, ING Funds Trust, ING Mutual Funds, and ING Senior Income Fund (each a “Trust,” and collectively, the “Trusts”) and each fund organized as a series of the Trusts (each a “Fund,” and collectively, the “Funds”). The Special Meeting is scheduled for 10:00 A.M., Local time, on May 13, 2013, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked to approve new investment advisory agreements for each Fund with ING Investments, LLC (“ING Investments”). Certain shareholders will be asked to approve new investment sub-advisory agreements with ING Investment Management Co. LLC (“ING IM,” and together with ING Investments, the “ING U.S. Advisers”) or ING Investment Management Advisors, B.V., as applicable. These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of the ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At the Special Meeting, shareholders will also be asked to approve a number of other proposals, including the election of 13 nominees to the Board. Shareholders of ING Diversified International Fund will also be asked to approve an amended advisory fee structure that could increase the advisory fee. In addition, shareholders of certain Funds will be asked to approve a new investment sub-advisory agreement with ING IM. Shareholders of ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund will be asked to approve a “manager-of-managers” policy. Finally, shareholders of certain Funds will be asked to approve a modification to the current “manager-of-managers” policy, which would permit ING Investments, subject to prior approval by the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than May 12, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for May 13, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Equity Trust, ING Funds Trust, ING Mutual Funds, and ING Senior Income Fund (each a “Trust,” and collectively, the “Trusts”) and each fund organized as a series of the Trusts (each a “Fund,” and collectively, the “Funds”) is scheduled for 10:00 A.M., Local time on May 13, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Funds without interruption, the Special Meeting is called to, among other things, approve new advisory and sub-advisory agreements.

At the Special Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To elect 13 nominees to the Boards of Trustees (the “Board”) of the Trusts;

5.              To approve an amended advisory fee structure that could increase the advisory fee with respect to ING Diversified International Fund (“DIF”);

6.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to DIF, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

7.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

8.              To approve a manager-of-managers policy with respect to ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders;

9.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders; and

10.       To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. The Board recommends that you vote “FOR” each of the Proposals.

Shareholders of record as of the close of business on February 25, 2013, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than May 12, 2013, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Special Meeting.

By Order of the Boards of Trustees

Huey P. Falgout, Jr.
Secretary

April 1, 2013

PROXY STATEMENT

April 1, 2013

Special Meeting of Shareholders

Scheduled for May 13, 2013

ING Equity Trust
ING Growth Opportunities Fund	ING Real Estate Fund
ING Large Cap Value Fund	ING SmallCap Opportunities Fund
ING MidCap Opportunities Fund	ING Value Choice Fund
ING Mid Cap Value Fund

ING Funds Trust
ING Floating Rate Fund	ING Intermediate Bond Fund
ING GNMA Income Fund	ING Short Term Bond Fund
ING High Yield Bond Fund	ING Strategic Income Fund

ING Mutual Funds
ING Diversified Emerging Markets Debt Fund	ING Global Real Estate Fund
ING Diversified International Fund	ING International Core Fund
ING Emerging Markets Equity Dividend Fund	ING International Growth Fund
ING Emerging Markets Equity Fund	ING International Real Estate Fund
ING Global Bond Fund	ING International Small Cap Fund
ING Global Equity Dividend Fund	ING International Value Choice Fund
ING Global Natural Resources Fund	ING International Value Equity Fund
ING Global Opportunities Fund	ING Russia Fund

ING Senior Income Fund
ING Senior Income Fund

(each a “Fund,” and collectively, the “Funds”)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 13, 2013

This Proxy Statement and Notice of Special Meeting are available at www.proxyvote.com/ing

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
What Proposals will be considered at the Special Meeting?	2
Who is eligible to vote?	3
How do I vote?	3
When and where will the Special Meeting be held?	3
How can I obtain more information about a Fund?	3
Impact of the Separation Plan	4
What is the Separation Plan?	4
Why do the investment advisory and sub-advisory agreements terminate?	4
Will the Separation Plan change how the Funds are managed?	5
How will the Separation Plan affect the service providers to the Funds?	5
Proposal One — Approval of the Proposed Advisory Agreements	7
What is Proposal One?	7
Who is the IIL Funds’ investment adviser?	7
What are the terms of the Proposed Advisory Agreement?	7
What is the recommendation of the Board?	10
What is the required vote?	10
What happens if shareholders do not approve Proposal One?	10
Proposal Two — Approval of the Proposed ING IM Sub-Advisory Agreements	11
What is Proposal Two?	11
Who is the ING IM Funds’ sub-adviser?	11
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	11
What is the recommendation of the Board?	12
What is the required vote?	12
What happens if shareholders do not approve Proposal Two?	12
Proposal Three — Approval of the Proposed IIMA Sub-Advisory Agreement	13
What is Proposal Three?	13
Who is the IIMA Funds’ sub-adviser?	13
What are the terms of the Proposed IIMA Sub-Advisory Agreement?	13
What is the recommendation of the Board?	14
What is the required vote?	14
What happens if shareholders do not approve Proposal Three?	14
Separation Plan — Factors Considered by the Board	15
Proposal Four — Election of Trustees	19
What is Proposal Four?	19
Who are the Nominees and what are their qualifications?	19
How long will the Trustees serve on the Board?	21
What are the Trustees paid for their services?	21
Do the Independent Trustees and the Nominees own shares of the Funds or certain affiliate entities?	22
How is the Board structured?	22
How often does the Board meet?	25
Who are the officers of the Trusts?	25
What are the officers paid for their services?	25
What is the recommendation of the Board?	25
What is the required vote?	25
Proposal Five — Approval of an Amended Advisory Fee Structure that Could Increase the Advisory Fee	26
What is Proposal Five?	26
What is the proposed Amended Fee Structure?	26
What are the proposed expense limitations?	27
Were there changes to the investment strategy of DIF?	27
Why is the Amended Fee Structure proposed?	27
What is the recommendation of the Board?	27
What factors were considered by the Board?	27
What is the required vote?	28
What happens if shareholders do not approve Proposal Five?	28
Proposal Six — Approval of the Proposed ING IM Sub-Advisory Agreement	29
What is Proposal Six?	29
How is DIF currently advised?	29
How will Proposal Six affect the management of DIF?	29
Why is a new sub-advisory arrangement proposed?	29
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	29

What is the recommendation of the Board?	30
What factors were considered by the Board?	30
What is the required vote?	31
What happens if shareholders do not approve Proposal Six?	31
Proposal Seven — Approval of the New Proposed ING IM Sub-Advisory Agreement	32
What is Proposal Seven?	32
Who is the Current Sub-Adviser to the IIMA Funds?	32
What will ING IM’s role be with respect to the IIMA Funds?	32
Why is a new sub-advisory agreement proposed?	32
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	32
What is the recommendation of the Board?	33
What factors were considered by the Board?	33
What is the required vote?	34
What happens if shareholders do not approve Proposal Seven?	34
Proposal Eight — Approval of a “Manager-of-Managers” Arrangement	35
What is Proposal Eight?	35
Why is a manager-of-managers arrangement proposed?	35
What is the proposed Manager-of-Managers arrangement?	35
What are the conditions of the exemptive relief granted pursuant to the Existing Relief?	36
What is the recommendation of the Board?	36
What factors were considered by the Board?	36
What is the required vote?	37
What happens if shareholders do not approve Proposal Eight?	37
Proposal Nine — Approval of a Policy to Permit Appointing Wholly Owned Sub-Advisers without Shareholder Approval	38
What is Proposal Nine?	38
Why is the Modified Manager-of-Managers Policy proposed?	38
What are the proposed conditions of the Amended Relief?	38
What is the recommendation of the Board?	39
What factors were considered by the Board?	39
What is the required vote?	39
What happens if shareholders do not approve Proposal Nine?	40
General Information	41
Who is asking for my vote?	41
How is my proxy being solicited?	41
What happens to my proxy once I submit it?	41
Can I revoke my proxy after I submit it?	41
What are the voting rights and quorum requirements?	41
Who are the Funds’ independent public accountants?	42
Can shareholders submit proposals for consideration in a Proxy Statement?	42
How can shareholders send communications to the Board?	42
What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?	42
Who pays for this Proxy Solicitation?	42
Appendix A: Portfolio Managers	44
Appendix B: Principal Executive Officers	47
Appendix C: Fees Paid to Affiliates of the Adviser	48
Appendix D: Form of Proposed Advisory Agreement	49
Appendix E: Advisory Agreement Information	56
Appendix F: Compensation Paid to the Adviser by Investment Companies with Similar Investment Objectives	61
Appendix G: Form of Proposed ING IM Sub-Advisory Agreement	65
Appendix H: Sub-Advisory Agreement Information	72
Appendix I: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	73
Appendix J: Form of Proposed IIMA Sub-Advisory Agreement	77
Appendix K: Compensation Paid to IIMA by Investment Companies with Similar Investment Objectives	84
Appendix L: Board Consideration of Advisory and Sub-Advisory Contracts On November 29, 2012	85
Overview of the Contract Renewal and Approval Process	85
Nature, Extent, and Quality of Service	86
Fund Performance	88
Economies of Scale	88
Information Regarding Services to Other Clients	88
Fee Rates and Profitability	88
Appendix M: Nominees	90
Appendix N: Trustee Compensation	92
Appendix O: Trustee and Nominee Ownership of Fund Securities	94
Appendix P: Officer Information	96

Appendix Q: Shares Outstanding as of the Record Date	98
Appendix R: Beneficial Ownership as of the Record Date	100
Appendix S: Fees Paid to the Independent Registered Public Accountants	110

INTRODUCTION

ING Diversified Emerging Markets Debt Fund	ING GNMA Income Fund	ING Large Cap Value Fund
ING Diversified International Fund	ING Growth Opportunities Fund	ING MidCap Opportunities Fund
ING Emerging Markets Equity Dividend Fund	ING High Yield Bond Fund	ING Mid Cap Value Fund
ING Emerging Markets Equity Fund	ING Intermediate Bond Fund	ING Real Estate Fund
ING Floating Rate Fund	ING International Core Fund	ING Russia Fund
ING Global Bond Fund	ING International Growth Fund	ING Senior Income Fund
ING Global Equity Dividend Fund	ING International Real Estate Fund	ING Short Term Bond Fund
ING Global Natural Resources Fund	ING International Small Cap Fund	ING SmallCap Opportunities Fund
ING Global Opportunities Fund	ING International Value Choice Fund	ING Strategic Income Fund
ING Global Real Estate Fund	ING International Value Equity Fund	ING Value Choice Fund
(each a “Fund,” and collectively, the “Funds”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments” or “Adviser”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the advisory and sub-advisory agreements for each Fund would automatically terminate. For more information on the Separation Plan and its effect on the Funds, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory and sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve a new advisory agreement with the adviser, ING Investments, as well as new sub-advisory agreements for each Fund with ING IM or ING Investment Management Advisors, B.V. (“IIMA”), as applicable. (Currently, IIMA is an indirect, wholly owned subsidiary of ING Groep, but is not a subsidiary of ING U.S.) Shareholders are asked to approve these new agreements effective upon shareholder approval or the close of the IPO, whichever is later. As part of the same proposals, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals that are discussed in more detail in Proposals Four through Nine. As discussed in Proposal Four, shareholders are asked to elect 13 nominees to the Boards of Trustees (the “Board”) of ING Equity Trust, ING Funds Trust, ING Mutual Funds, and ING Senior Income Fund (each a “Trust,” and collectively, the “Trusts”) of which each Fund is a series. In Proposal Five, shareholders of ING Diversified International Fund (“DIF”) are asked to approve an amended advisory fee structure that could increase the advisory fee. In Proposals Six and Seven, shareholders of certain Funds are asked to approve new investment sub-advisory agreements between the Adviser and ING IM. In Proposal Eight, shareholders of ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund are asked to approve the “manager-of-managers” policy. Finally, as discussed in Proposal Nine, shareholders of each Fund except ING Senior Income Fund are asked to approve a modification to the current “manager-of-managers” policy, which would permit ING Investments, subject to prior approval by the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers.

With respect to ING International Value Choice Fund and ING Value Choice Fund (the “Disappearing Funds”), a proposal to reorganize the Disappearing Funds is currently pending before shareholders. Shareholders of the Disappearing Funds as of the Record Date (as hereinafter defined) will only be asked to vote on Proposal Four, which relates to the election of 13 nominees to the Board.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) for a Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is asked to provide voting instructions in connection with their shares.

What Proposals will be considered at the Special Meeting?

The table below describes each proposal and indicates which proposals shareholders of each Fund are asked to approve at the special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders are asked:

1.              To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To elect 13 nominees to the Board;

5.              To approve a bifurcated advisory fee structure with respect to DIF;

6.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to DIF, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

7.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

8.              To approve a manager-of-managers policy with respect to ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders;

9.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders; and

10.       To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Fund are asked to approve at the Special Meeting.

Fund	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven	Proposal Eight	Proposal Nine
ING Diversified Emerging Markets Debt Fund	✓	✓		✓					✓
ING Diversified International Fund	✓			✓	✓	✓			✓
ING Emerging Markets Equity Dividend Fund	✓		✓	✓			✓		✓
ING Emerging Markets Equity Fund	✓			✓					✓
ING Floating Rate Fund	✓	✓		✓					✓
ING Global Bond Fund	✓	✓		✓					✓
ING Global Equity Dividend Fund	✓		✓	✓			✓	✓	✓
ING Global Natural Resources Fund	✓	✓		✓					✓
ING Global Opportunities Fund	✓		✓	✓			✓		✓
ING Global Real Estate Fund	✓			✓					✓
ING GNMA Income Fund	✓	✓		✓					✓
ING Growth Opportunities Fund	✓	✓		✓				✓	✓
ING High Yield Bond Fund	✓	✓		✓					✓
ING Intermediate Bond Fund	✓	✓		✓					✓
ING International Core Fund	✓			✓					✓
ING International Growth Fund	✓			✓					✓
ING International Real Estate Fund	✓			✓					✓
ING International Small Cap Fund	✓			✓					✓

Fund	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven	Proposal Eight	Proposal Nine
ING International Value Choice Fund				✓
ING International Value Equity Fund	✓	✓		✓					✓
ING Large Cap Value Fund	✓	✓		✓					✓
ING MidCap Opportunities Fund	✓	✓		✓					✓
ING Mid Cap Value Fund	✓			✓					✓
ING Real Estate Fund	✓			✓					✓
ING Russia Fund	✓		✓	✓			✓	✓	✓
ING Senior Income Fund	✓	✓		✓
ING Short Term Bond Fund	✓	✓		✓					✓
ING SmallCap Opportunities Fund	✓	✓		✓				✓	✓
ING Strategic Income Fund	✓	✓		✓					✓
ING Value Choice Fund				✓

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on February 25, 2013 (the “Record Date”) are eligible to vote their shares. Please see the section entitled “General Information” for a more detailed discussion of voting procedures.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at (800) 848-2998. Please see the section entitled “General Information” for more information on the Proxy Solicitor.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, statement of additional information, annual report, and semi-annual report for each Fund is available, without charge on the Internet at http://www.ingfunds.com/lit or by contacting the Funds at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Funds at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the United States, the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities, and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser, ING IM, and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering.  Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for each Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders are asked to approve these new agreements for each Fund, as applicable. These agreements are described in Proposals One through Three of this Proxy Statement.

As part of Proposals One through Three, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements, which have been approved by the Board and which are described later in this Proxy Statement.  This is because the IPO and subsequent Change of Control Events will be incremental, related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep.  Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of the Adviser and its sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.  Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company.  The Adviser and certain of its affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Funds and other investment companies in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory and sub-advisory agreements to permit the advisers and sub-advisers to continue to provide services to the Funds.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Board its intent not to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Funds are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the advisory and sub-advisory agreements in Proposals One through Three, the portfolio managers for each Fund listed in Appendix A are expected to continue to provide for the day-to-day management of the Funds. In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund; however, the names of the Funds may change in the future to reflect a change in name of ING Investments or ING IM. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the name of a Fund.

With respect to ING International Small Cap Fund, on March 7, 2013, the Board approved a change in one of the two sub-advisers to the Fund. Currently, Acadian Asset Management LLC and Schroder Investment Management North America Inc. (“Schroder”) serve as sub-advisers to the Fund. Effective on or about April 14, 2013, the sub-advisory agreement with Schroder will terminate and after a transition period, Wellington Management Company, LLP will serve as sub-adviser effective on or about May 1, 2013. At the same meeting, the Board approved a change in the investment strategies also effective on or about May 1, 2013. A supplement describing these and other changes will be mailed to shareholders on or about March 15, 2013. These changes were not related to the Separation Plan and shareholders are not being asked to approve the new sub-advisory agreement through this Proxy Statement.

How will the Separation Plan affect the service providers to the Funds?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Fund listed in Proposal One. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of December 31, 2012, ING Investments oversees approximately $46.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as a sub-adviser to each Fund listed in Proposal Two. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM may no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

ING Investment Management Advisors, B.V.

IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA serves as sub-adviser to each Fund listed in Proposal Four. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and the United States. The principal office of IIMA is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012, IIMA had approximately $3.7 billion in assets under management.

Currently IIMA is an indirect, wholly owned subsidiary of ING Groep, but is not a subsidiary of ING U.S. Consequently, following the completion of the Separation Plan, IIMA will no longer be under common control with ING Investments and ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of IIMA.

The Restructuring Plan may involve one or more Change of Control Events for IIMA, some of which may or may not be at the same time as Change of Control Events that occur in connection with the Separation Plan. A Change of Control Event for IIMA would result in the termination of the then current sub-advisory agreement.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. See Appendix C for the amounts paid by each Fund (except the Disappearing Funds) to the Administrator over the most recently completed fiscal year.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Funds. See Appendix C for the fees paid by each Fund (except the Disappearing Funds) to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor may no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS

ING Diversified Emerging Markets Debt Fund (Group A)	ING International Core Fund (Group A)
ING Diversified International Fund (Group A)	ING International Growth Fund (Group A)
ING Emerging Markets Equity Dividend Fund (Group A)	ING International Real Estate Fund (Group A)
ING Emerging Markets Equity Fund (Group A)	ING International Small Cap Fund (Group A)
ING Floating Rate Fund (Group B)	ING International Value Equity Fund (Group A)
ING Global Bond Fund (Group A)	ING Large Cap Value Fund (Group C)
ING Global Equity Dividend Fund (Group A)	ING MidCap Opportunities Fund (Group C)
ING Global Natural Resources Fund (Group A)	ING Mid Cap Value Fund (Group C)
ING Global Opportunities Fund (Group A)	ING Real Estate Fund (Group C)
ING Global Real Estate Fund (Group A)	ING Russia Fund (Group A)
ING GNMA Income Fund (Group A)	ING Senior Income Fund (“SIF”)
ING Growth Opportunities Fund (Group A)	ING Short Term Bond Fund (Group B)
ING High Yield Bond Fund (Group B)	ING SmallCap Opportunities Fund (Group C)
ING Intermediate Bond Fund (Group B)	ING Strategic Income Fund (Group B)
(each an “IIL Fund,” and collectively, the “IIL Funds”)

What is Proposal One?

Shareholders of the IIL Funds are asked to approve a new investment advisory agreement for the IIL Funds with ING Investments (the “Proposed Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for each IIL Fund with ING Investments. Therefore, in addition to the Proposed Advisory Agreement, as part of this Proposal One, shareholders are also voting to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the IIL Funds’ investment adviser?

ING Investments serves as the investment adviser to the IIL Funds pursuant to an advisory agreement for each IIL Fund with ING Investments (the “Current Advisory Agreement”). If shareholders approve Proposal One, ING Investments would continue to serve as investment adviser to the IIL Funds. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Advisory Agreement?

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Appendix D. The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the IIL Funds are proposed in connection with Proposal One; however if shareholders of ING Diversified International Fund (“DIF”) approve that Proposal, the advisory fee schedule for DIF would be amended as described in Proposal Five and the advisory fee for DIF could increase. Appendix E includes the fee schedules for each IIL Fund. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

With respect to the Group A Funds (denoted “Group A” in the table above), both the Current and Proposed Advisory Agreements appoint ING Investments to provide advisory, management, and other services to each Group A Fund. Specifically, the Current and Proposed Advisory Agreements provide that, in accordance with each Group A Fund’s investment objective(s) and policies, ING Investments shall provide general investment advice and guidance and oversee the management of the investments of each Group A Fund and the composition of its portfolio of securities and investments, including cash, and the purchase, retention, and disposition thereof. Additionally, both the Current and Proposed Advisory Agreements provide that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed Advisory Agreements for the Group A Funds provide that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the Group A Funds and its services to the Board and officers of the Group A Funds.

With respect to the Group B Funds (denoted “Group B” in the table on the prior page), both the Current and Proposed Advisory Agreements provide that ING Investments shall supervise and manage all aspects of the Group B Funds’ operations. Specifically, the Current and Proposed Advisory Agreements provide that, ING Investments shall: (1) formulate and implement continuing programs for the purchases and sales of securities; (2) determine what issuers and securities shall be represented in the Group B Funds’ respective portfolios; and (3) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Group B Funds, and whether concerning the individual issuers whose securities are included in the Group B Funds or the activities in which they engage, or with respect to securities which ING Investments considers desirable for inclusion in the Group B Funds. Furthermore, both the Current and Proposed Advisory Agreements for the Group B Funds provide that ING Investments shall take all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions, including the placing of orders for the purchase and sale of portfolio securities. Additionally, ING Investments shall regularly report to the Board on matters set forth above and provide the Board on a regular basis with financial reports and analyses on the Group B Funds’ operations and the operations of comparable investment companies.

Both the Current and Proposed Advisory Agreements for the Group B Funds provide that ING Investments shall arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to shareholders, and reports to and filings with the SEC and state Blue Sky authorities. Both the Current and Proposed Advisory Agreements for the Group B Funds provide that ING Investments shall provide adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies, and similar items for the Group B Funds’ principal office; and provide or obtain, and thereafter supervise, such executive, administrative, clerical, and shareholder servicing services for the Group B Funds as are deemed advisable by the Board.

With respect to the Group C Funds (denoted “Group C” in the table on the prior page), both the Current and Proposed Advisory Agreements provide that, subject to the supervision of the Board, ING Investments shall manage the investment operations of the Group C Funds and the composition of portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Group C Fund’s investment objectives, policies, and restrictions as stated in the Group C Fund’s Prospectus and SAI.

With respect to ING Senior Income Fund, (“SIF”), both the Current and Proposed Advisory Agreements provide that ING Investments is appointed to render investment advice and investment services with respect to the assets of SIF, subject to the supervision of the Board. Specifically, the Current and Proposed Advisory Agreements provide that, ING Investments shall: (1) furnish SIF with advice and recommendations with respect to the investment of SIF’s assets and the purchase and sale of such assets, including the taking of such other steps as may be necessary to implement such advice and recommendations; (2) furnish SIF with reports, statements, and other data on securities, economic conditions and other pertinent subjects which the Board may request; (3) permit its officers and employees to serve without compensation as Trustees of SIF if elected to such positions; and (4) in general oversee and manage the investments of SIF, subject to the ultimate supervision and direction of the Board.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are proposed in connection with Proposal One.

With the exception of SIF, both the Current and Proposed Advisory Agreement specifically permit ING Investments to delegate certain advisory and management services to other investment advisory firms. The Current Advisory Agreement for SIF, however, does not specifically address the appointment of Sub-Advisers. From time to time, ING Investments may recommend the appointment of additional Sub-Advisers or replacement of unaffiliated Sub-Advisers to the Board for each of the IIL Funds. Therefore, the Proposed Advisory Agreement of SIF specifically states that ING Investments may delegate certain advisory services to Sub-Advisers.

Both the Current and Proposed Advisory Agreements for the Group A Funds provide that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select, and recommend for consideration and approval by the Board, a Sub-Adviser to provide investment advice to a Group A Fund and to engage such Sub-Adviser, at the expense of ING Investments. Both the Current and Proposed Advisory Agreements for the Group A Funds provide that ING Investments shall: (1) periodically monitor and evaluate the performance of each Sub-Adviser with respect to the investment objectives and policies of the applicable Group A Funds; (2) monitor each Sub-Adviser for compliance with the investment objective(s), policies, and restrictions of the applicable Group A Fund, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable law; and (3) supervise each Sub-Adviser with respect to the services that such Sub-Adviser provides under its sub-advisory agreement on behalf of a Group A Fund. Furthermore, ING Investments shall, if appropriate, analyze, and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Advisory Agreement.

The Proposed Advisory Agreement for the Group A Funds identifies additional services that ING Investments provides with respect to Sub-Advisers. Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding each Sub-Adviser; (2) review and consider any changes in the personnel, ownership, or senior management of each Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of each sub-advisory agreement; and (5) if appropriate, identify potential successors to or replacements of a Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement for the Group A Funds does not contain similar specific terms.

The Proposed Advisory Agreement for the Group B Funds, Group C Funds, and SIF also provides that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select, and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to a Fund and to engage such Sub-Adviser, at the expense of ING Investments. The Proposed Advisory Agreement provides that ING Investments shall: (1) periodically monitor and evaluate the performance of each Sub-Adviser with respect to the investment objectives and policies of the applicable Fund; (2) monitor each Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Fund, the 1940 Act, the Code, and other applicable law; (3) supervise each Sub-Adviser with respect to the services that such Sub-Adviser provides under its sub-advisory agreement on behalf of a Fund; (4) prepare and present periodic reports to the Board regarding the investment performance and other information regarding each Sub-Adviser; (5) review and consider any changes in the personnel, ownership, or senior management of each Sub-Adviser; (6) perform periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; (7) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of each sub-advisory agreement; (8) if appropriate, identify potential successors to or replacements of a Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations; and (9) if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed Advisory Agreement. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement for the Group B Funds, Group C Funds, and SIF do not contain similar specific terms.

Each of the IIL Funds (except SIF) and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint additional unaffiliated Sub-Advisers or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the IIL Fund’s shareholders (the “Existing Relief”). The IIL Funds will notify shareholders of any change in the identity of a Sub-Adviser of an IIL Fund, the addition of a Sub-Adviser to an IIL Fund, or any material change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the name of the IIL Fund and its investment strategies may also change. In Proposal Eight, shareholders of the IIL Funds who have not yet approved their IIL Fund’s reliance on the Existing Relief will be asked to approve such reliance. For more information, please see Proposal Eight.

As with the Current Advisory Agreements, the current sub-advisory agreements with the Sub-Advisers to the IIL Funds will automatically terminate upon any Change of Control Event. The IIL Funds and ING Investments anticipate using the Existing Relief to enter into new agreements with the current, unaffiliated Sub-Advisers to the IIL Funds. Because this relief does not currently extend to Sub-Advisers that are affiliated with ING Investments including ING IM and IIMA, shareholders of IIL Funds sub-advised by ING IM or IIMA are asked to approve the sub-advisory agreement between ING Investments and ING IM in Proposal Two and the sub-advisory agreement between ING Investments and IIMA in Proposal Three.

In January 2013, the IIL Funds (except SIF), ING Investments, and certain of their affiliates filed an application for exemptive relief with the SEC that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with Wholly Owned Sub-Advisers (as defined in Proposal Nine), without shareholder approval. In Proposal Nine, shareholders are asked to approve the IIL Funds’ reliance on this amended exemptive relief in the event it is ultimately granted by the SEC. For more information, please see Proposal Nine.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal One.

With respect to the Group A Funds, neither ING Investments, nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Group A Funds will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the Advisory Agreements, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties. Furthermore, neither ING Investments nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Group A Funds will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a sub-advisory agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of the ING Investments’ obligations and duties. Additionally, no Trustee, officer, employee, or agent of the registered investment company of which the Group A Funds are series shall be subject to any personal liability whatsoever, in their official capacity, to any person, including the Sub-Adviser, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from their bad faith, willful misfeasance, gross negligence, or reckless disregard of their duty to such person; and all such persons shall look solely to Trust property for satisfaction of claims of any nature against a Trustee, officer, employee, or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a Group A Fund shall be enforceable against the assets and property of that Group A Funds only, and not against the assets or property of any other series of a Trust.

With respect to the Group B Funds, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of ING Investments or any of its officers, trustees, or employees, ING Investments shall not be subject to liability to the Group B Funds or to any shareholder of the Group B Funds for any act or omission in the course of, or connected with, rendering services under the Proposed Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the ING Investments or any officer, director, or employee of ING Investments, the Group B Funds agrees to indemnify and hold ING Investments harmless from and against all claims, actions, suits, and proceedings at law or in equity whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Group B Fund or otherwise) by the Group B Funds, their officers, directors, employees, or agents in alleged violation of applicable federal, state or foreign laws, rules, or regulations.

With respect to the Group C Funds, both the Current and Proposed Advisory Agreement provide that neither ING Investments nor its officers, directors, employees, or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Group C Funds in connection with or arising out of the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ING Investments in the performance of its duties or from reckless disregard by it of its obligations and duties.

With respect to SIF, both the Current and Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties thereunder on the part of ING Investments, ING Investments shall not be subject to liability to SIF or to any shareholder of SIF for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding, or sale of any investment by SIF.

Term and Continuance. After an initial two-year term, the Proposed Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the relevant Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of an IIL Fund on 60 days’ written notice to ING Investments, or by ING Investments on 60 days’ written notice to the applicable IIL Fund. The Current Advisory Agreement, with the exception of the Group C Funds, provides for the same terms with respect to termination as the Proposed Advisory Agreement. The Current Agreement for the Group C Funds does not address termination.

For more information on when the Current Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed Advisory Agreement and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the IIL Funds’ shareholders vote “FOR” Proposal One to appoint ING Investments as investment adviser to the IIL Funds and implement the Proposed Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan-Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Advisory Agreement by shareholders of an IIL Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIL Fund will vote separately on Proposal One and all shareholders of all classes of shares of an IIL Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal One?

If the shareholders of an IIL Fund do not approve Proposal One and no Change of Control Event occurs, ING Investments would continue to serve as adviser to that IIL Fund under the Current Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser to an IIL Fund under the current sub-advisory agreement.

If the shareholders of an IIL Fund do not approve Proposal One and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory agreement would terminate and ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement for that IIL Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, entering into interim advisory and/or sub-advisory agreements with a duration of no more than 150 days, liquidation of the IIL Fund, or reorganizing the IIL Fund with and into another investment company in the ING Fund Complex.

PROPOSAL TWO — APPROVAL OF THE PROPOSED ING IM SUB-ADVISORY AGREEMENTS

ING Diversified Emerging Markets Debt Fund	ING Growth Opportunities Fund	ING MidCap Opportunities Fund
ING Floating Rate Fund	ING High Yield Bond Fund	ING Senior Income Fund
ING Global Bond Fund	ING Intermediate Bond Fund	ING Short Term Bond Fund
ING Global Natural Resources Fund	ING International Value Equity Fund	ING SmallCap Opportunities Fund
ING GMNA Income Fund	ING Large Cap Value Fund	ING Strategic Income Fund

(each an “ING IM Fund,” and collectively, the “ING IM Funds”)

What is Proposal Two?

Shareholders of the ING IM Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”) to ensure that existing investment sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed ING IM Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments. Therefore, in addition to the Proposed ING IM Sub-Advisory Agreement, as part of this Proposal Two, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Funds’ sub-adviser?

ING IM serves as the investment sub-adviser to each ING IM Fund (except ING International Value Equity Fund) pursuant to a sub-advisory agreement between ING Investments and ING IM (the “Existing Sub-Advisory Agreement”). If shareholders approve Proposal Two, ING IM would continue to serve as investment sub-adviser to the ING IM Funds. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

As of the date of this Proxy Statement, ING IM serves as the investment sub-adviser to ING International Value Equity Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement,” together with the Existing Sub-Advisory Agreement, the “Current ING IM Sub-Advisory Agreement”). A proposal to approve a “permanent” sub-advisory agreement (the “Permanent Agreement Proposal”) was submitted to shareholders of ING International Value Equity Fund for their approval in a proxy statement dated January 28, 2013. As of the date of this Proxy Statement, shareholders have not met to approve the Permanent Agreement Proposal because a sufficient number of proxies to constitute a quorum has not been obtained. Shareholder approval of this Proposal Two by shareholders of ING International Value Equity Fund is contingent upon obtaining shareholder approval of the Permanent Agreement Proposal.

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Sub-Advisory Agreement included in Appendix G. The Proposed ING IM Sub-Advisory Agreement is substantially similar to the Current ING IM Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment sub-advisory agreements across the ING Fund Complex, the Proposed ING IM Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed ING IM Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the ING IM Funds are proposed in connection with Proposal Two. ING Investments, and not the ING IM Funds, is responsible for paying any fees due under the Current and Proposed ING IM Sub-Advisory Agreements. Appendix H includes the sub-advisory fee schedules for each ING IM Fund. Appendix I provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed ING IM Sub-Advisory Agreements appoint ING IM to act as the investment sub-adviser and manager to each ING IM Fund and provide its services in accordance with each Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed Sub-Advisory Agreements provide that subject to the supervision of the Board, ING IM will provide a continuous investment program for each ING IM Fund and determine in its discretion the composition of the assets of each ING IM Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the ING IM Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each ING IM Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the ING IM Fund, when these transactions should be executed, and what portion of the assets of the ING IM Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each ING IM Fund, ING IM shall make decisions for the ING IM Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed ING IM Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the ING IM Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed ING IM Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed ING IM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed ING IM Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. The Proposed ING IM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Fund; or (3) ING Investments. ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the ING IM Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed ING IM Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed ING IM Sub-Advisory Agreement. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed ING IM Sub-Advisory Agreement.

For more information on when the Current ING IM Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that each ING IM Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as Sub-Adviser to the ING IM Funds and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan-Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed ING IM Sub-Advisory Agreement by shareholders of an ING IM Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each ING IM Fund will vote separately on Proposal Two and all shareholders of all classes of shares of an ING IM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Two?

If the shareholders of an ING IM Fund do not approve Proposal Two and no Change of Control Event occurs, ING IM would continue to serve as sub-adviser to that ING IM Fund under the Current ING IM Sub-Advisory Agreement. If the shareholders of an ING IM Fund do not approve Proposal Two and a Change of Control Event occurs, the Current ING IM Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve that ING IM Fund as a sub-adviser under the Proposed ING IM Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by ING Investments.

PROPOSAL THREE — APPROVAL OF THE PROPOSED IIMA SUB-ADVISORY AGREEMENT

ING Emerging Markets Equity Dividend Fund	ING Global Opportunities Fund
ING Global Equity Dividend Fund	ING Russia Fund

(each an “IIMA Fund,” and collectively, the “IIMA Funds”)

What is Proposal Three?

Shareholders of the IIMA Funds are asked to approve a new investment sub-advisory agreement between ING Investments and IIMA (the “Proposed IIMA Sub-Advisory Agreement”) to ensure that existing investment sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed IIMA Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between IIMA and ING Investments. Therefore, in addition to the Proposed IIMA Sub-Advisory Agreement, as part of this Proposal Three, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act); (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the IIMA Funds’ sub-adviser?

IIMA serves as the investment sub-adviser to the IIMA Funds pursuant to a sub-advisory agreement between IIMA and ING Investments (the “Current IIMA Sub-Advisory Agreement”). If shareholders approve Proposal Three, IIMA would continue to serve as investment sub-adviser to the IIMA Funds. For more information on IIMA and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed IIMA Sub-Advisory Agreement?

The description of the Proposed IIMA Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIMA Sub-Advisory Agreement included in Appendix J. The Proposed IIMA Sub-Advisory Agreement is identical to the Current IIMA Sub-Advisory Agreement, except for the effective date, and duration provisions.

Fees. No changes to the fee schedules for the IIMA Funds are proposed in connection with Proposal Three. ING Investments, and not the IIMA Funds, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Advisory Agreements. Appendix H includes the fee schedules for the IIMA Funds. Appendix K provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed IIMA Sub-Advisory Agreements appoint IIMA to act as the investment sub-adviser and manager to each IIMA Fund and provide its services in accordance with each IIMA Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed IIMA Sub-Advisory Agreements provide that, subject to the supervision of the Board, IIMA will provide a continuous investment program for each IIMA Fund and determine in its discretion the composition of the assets of each IIMA Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the IIMA Fund. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each IIMA Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the IIMA Fund, when these transactions should be executed, and what portion of the assets of the IIMA Fund should be held in the various securities and other investments in which it may invest. From time to time, at the request of the Adviser, IIMA will cooperate with and assist a Transition Manager, hired by the Adviser, when an IIMA Fund is part of a larger transition of assets, provided that IIMA will continue to have full discretion with respect to an IIMA Fund’s investment portfolio. To the extent permitted by the investment policies of each IIMA Fund, IIMA shall make decisions for the IIMA Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed IIMA Sub-Advisory Agreements provide that IIMA, any affiliated person of IIMA, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls IIMA: (1) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to IIMA by another entity and shall incur no liability in relying on such information; and (2) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of IIMA’s duties, or by reason of reckless disregard of the IIMA’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed IIMA Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the IIMA Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed IIMA Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIMA Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIMA Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process.

Termination. The Proposed IIMA Sub-Advisory Agreement may be terminated with respect to one or more IIMA Funds: (1) by ING Investments at any time, upon 60 days’ written notice to IIMA and ING Mutual Funds; (2) at any time without payment of any penalty by ING Mutual Funds, by the Board of Trustees, or a majority of the outstanding voting securities of the IIMA Fund, upon 60 days’ written notice to ING Investments and IIMA; or (3) by IIMA upon three months’ written notice unless ING Mutual Funds or ING Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested, not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep, or in the event that IIMA does not receive compensation for its services from ING Investments or ING Mutual Funds as required by the terms of the Proposed IIMA Sub-Advisory Agreement. The Current IIMA Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed IIMA Sub-Advisory Agreement.

For more information on when the Current IIMA Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed IIMA Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Three. The Board is therefore recommending that each IIMA Fund’s shareholders vote “FOR” Proposal Three to appoint IIMA as sub-adviser to the IIMA Funds and implement the Proposed IIMA Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed IIMA Sub-Advisory Agreement by shareholders of an IIMA Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIMA Fund will vote separately on Proposal Three and all shareholders of all classes of shares of an IIMA Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Three?

If the shareholders of an IIMA Fund do not approve Proposal Three and no Change of Control Event occurs, IIMA would continue to serve as Sub-Adviser to that IIMA Fund under the Current IIMA Sub-Advisory Agreement. If the shareholders of an IIMA Fund do not approve Proposal Three and a Change of Control Event occurs, the Current IIMA Sub-Advisory Agreement would terminate with respect to that IIMA Fund. In that event, IIMA would not be able to serve that IIMA Fund as a Sub-Adviser under the Proposed IIMA Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by ING Investments.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn would result in the automatic termination of each of the current advisory agreements and current sub-advisory agreements for the Funds, including those sub-advisory agreements with IIMA and third party sub-advisers advisers and sub-sub-advisory agreements with third party sub-sub-advisers (collectively, the “Sub-Advisers”) (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreements and the proposed sub-advisory agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds were based on a determination by the Board that it would be in the best interests of the shareholders of each Fund for ING Investments and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by ING Investments and its counsel that ING Investments is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by ING Investments and the Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements. The Board noted that Section 15(c) of the 1940 Act permits new advisory (including sub-advisory) contracts to have an initial term of two years from the date of its execution. Therefore certain of the Funds’ Current Agreements were not subject to the approval for continuation by the Board on November 29, 2012. In determining to approve these Funds’ Proposed Agreements, the Board considered the same factors and reached the same conclusions, as applicable, in accordance with the 2012 15(c) annual contract renewal cycle regarding these Funds at its meeting on January 10, 2013.

On November 29, 2012 and January 10, 2013, the Board concluded, in light of all factors it considered that the approval of the Current Agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to ING Investments and its affiliates and third party sub-advisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by ING Investments and its affiliates with respect to their services to each Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012 and January 10, 2013, as applicable, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix L to this Proxy Statement.

In connection with its approval of the Proposed Agreements on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by ING Investments’ president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified in Appendix L, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, the Advisers relating to the Separation Plan.

Between November 2012 and January 10, 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the service currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon the filing of a Registration Statement on Form S-1 by ING U.S. on November 9, 2012 (the “Form S-1”), the following actions were taken and considered by or on behalf of the Board:

1.     The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.     The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help to oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control Events.

3.     The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to ING Investments and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.     The Board received and evaluated written responses from ING Investments and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.     The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of ING Investments and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at ING IM. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.     The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: (1) the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); (3) the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and (4) other information provided by ING Investments and its affiliates.

7.     K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by ING Investments and its affiliates, including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.     The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by ING Investments and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to ING Investments and its affiliates a series of follow-up information requests.

9.     Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that ING Investments and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by ING Investments and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.  The Board considered representations by ING Investments and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from ING Investments, ING IM, and IIMA following the Change of Control Events contemplated by the Separation Plan.

11.  The Board considered representations by ING Investments and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.  The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, ING Investments’ representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their adviser and sub-advisers currently operate, including contractual provisions relating to fees and expenses.

13.  The Board considered representations by ING Investments and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (1) ING Investments, ING IM, and IIMA can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.  The Board considered the steps by ING Investments and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.  The Board considered that ING Investments and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.  The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.  The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and ING Investments, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.  The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as potential advantages of this divestiture to shareholders of the Funds (such as the potential increased focus on and flexibility in asset management activities, continuity of key personnel, increased opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of ING U.S.), as well as potential disadvantages of this divestiture to shareholders of the Funds (such as the resulting loss of ready access to certain services and resources of global ING Groep and the eventual loss of affiliation with the ING name brand).

19.  The Board considered peer group and benchmark investment performance comparison data relating to each Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 and January 10, 2013, as applicable, approvals of the Current Agreements.

20.  The Board considered actions taken by ING Investments subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain Funds in response to requests made by the Board in connection with those approvals.

21.  The Board considered the potential benefits to be realized by ING Investments and its affiliates as a result of the Proposed Agreements.

22.  The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts during 2013 and 2014, and the Adviser has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of ING Investments and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

PROPOSAL FOUR — ELECTION OF TRUSTEES

All Funds

What is Proposal Four?

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trusts. Shareholders are asked to elect the Nominees as Trustees, effective on May 21, 2013 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as directors or trustees to other investment companies in the ING Fund Complex (the “ING Funds”). Each Nominee with the exception of Mr. Mathews is an independent or disinterested person, which means they are not “interested persons” of the Trusts, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Robert W. Crispin and Shaun P. Mathews currently serve as “Interested Trustees.” Mr. Crispin has announced his intention to retire effective on the Election Effective Date.

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex and ING Investments to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement is being sent to shareholders of other ING Funds seeking approval of the same Nominees. If these proposals were all approved by shareholders, all ING Funds would be governed by a board made up of the same individuals. If the Board were constituted in this manner as of March 1, 2013, it would have overseen 182 funds with combined assets of $90.9 billion.

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of the Trusts and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors: (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets, and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance premiums paid by the ING Fund Complex; (6) the fact that each Nominee who is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Trustees (and similar proposals by other ING Funds); (8) the willingness of the Trusts’ investment adviser or its affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure. Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, the Trusts’ Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for Trustees, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each Nominee to the Board as a candidate for nomination as an Independent Trustee. At a meeting of the Board held on January 10, 2013, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees.

Independent Nominees

Colleen D. Baldwin has been a Trustee of the Trusts and a board member of other ING Funds since 2007. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief

Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trusts and a board member of other ING Funds since 2005. He also has served as Chairperson of the Board’s International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”) since 2006 and, prior to that, as Chairperson of the Trusts’ Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trusts and a board member of other ING Funds since 2006. She also has served as Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Trusts and a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trusts and a board member of other ING Funds since 2002. He also has served as Chairperson of the Trusts’ Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a board member for other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16-year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a board member of other ING Funds since 2007. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trusts and a board member of other ING Funds since 2005. He also has served as the Chairperson of the Trusts’ Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.S. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a board member of other ING Funds since 2003. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trusts and a board member of other ING Funds since 2006. She also has served as Chairperson of the Trusts’ Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trusts and a board member of other ING Funds since 2002. He also has served as Chairman of the Board since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Trustee of the Trusts and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix M.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Trust would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Trustees).

What are the Trustees paid for their services?

Each Independent Trustee is compensated for their services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee a pro rata share of: (1) an annual retainer of $200,000; (2) with respect to Mr. Vincent, as Chairperson of the Board, an annual retainer of $80,000; (3) with respect to Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the

Funds is based on each Fund’s average net assets as a percentage of the average net assets of all the ING Funds for which the Trustees serve in common as Trustees.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Fund. Deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Trustee as if the Trustee had invested the deferred amounts in such other portfolios. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund.

Future Compensation Payment for Services Rendered on or before May 9, 2007

Each Independent Trustee who was a Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Trustee: (1) retires in accordance with the Board’s Retirement Policy; (2) dies; or (3) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of their retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of their retirement, death, or disability. Each applicable Trustee may elect to receive payment of their benefit in a lump sum or in three substantially equal payments.

Appendix N details the compensation paid to the Trustees by each Fund and by all ING Funds for the most recent fiscal year.

Do the Independent Trustees and the Nominees own shares of the Funds or certain affiliate entities?

The Board has adopted a policy requiring each Independent Trustee to make an initial investment of at least $100,000, either directly or indirectly, in one or more ING Funds on whose boards they serve. Further, the policy requires that any Independent Trustee who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Trustee that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Trustee invests at least $25,000 per year in the funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement). Investments made indirectly through participation in the Board’s Deferred Compensation Plan would be counted towards the $100,000 investment requirement, and an Independent Trustee would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

Appendix O provides the dollar value of all shares of each Fund and of all ING Funds held directly or indirectly by each Independent Trustee and each Nominee as of a recent date.

To the best of the Funds’ knowledge as of February 25, 2013, no Independent Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Fund and the Independent Trustees, Nominees, and Officers of the Funds owned, as a group, less than 1% of the shares of each class of each Fund. As of February 25, 2013, none of the Independent Trustees, Nominees who are not and will not be interested persons of any Fund, or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

How is the Board structured?

The Trusts and each of their Funds are governed by the Trusts’ Board, which oversees the Trusts’ business and affairs. The Board delegates the day-to-day management of the Trusts and its Funds to the Trusts’ officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Trusts are four of 21 registered investment companies (with a total of approximately 147 separate series) under the oversight of the Board and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Directors. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Trusts. The responsibilities of the Board Chairman include: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Trustees, officers of the Trusts, management personnel, and legal counsel to the Independent Trustees; and (4) such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Trusts.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee, whose functions include, among other things, meeting with the independent registered public accounting firm of the Trusts to review the scope of the Trusts’ audit, the Trusts’ financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin. If elected Messrs. Gavin and Obermeyer are expected to serve on the Audit Committee. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert, as defined in SEC rules under the Sarbanes-Oxley Act of 2002. The Audit Committee, which currently meets regularly five times per year, held six meetings during the calendar year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Funds’ boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trusts’ Advisers or Sub-Advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four Independent Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler. If elected, Dr. DePrince and Mr. Jones are expected to serve on the Compliance Committee, Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four times per year, held five meetings during the calendar year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent. If elected, Dr. DePrince and Messrs. Jones and Obermeyer are expected to serve on the Contracts Committee. Ms. Pressler currently serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven times per year, held nine meetings during the calendar year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the Adviser and Sub-Advisers on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional Sub-Advisers for a Fund. The Funds are monitored by the following Investment Review Committees:

Each committee is described below:

DE IRC Committee. The DE IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the DE IRC: Ms. Chadwick, and Messrs. Earley, Kenny, Mathews, and Vincent. If elected, Messrs. Jones and Obermeyer are expected to serve on the DE IRC. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

I/B/F IRC Committee. The I/B/F IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, and Drotch. If elected, Dr. DePrince and Mr. Gavin are expected to serve on the I/B/F IRC. Mr. Boyer currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

The DE IRC and the I/B/F IRC sometimes meet jointly to consider matters for Funds that are reviewed jointly by the Committees. The Committees regularly meet jointly six times per year and held seven meetings during the calendar year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustee and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustee; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustee at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: (1) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected); and (2) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect a Trustee, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. If elected, Messrs. Gavin and Obermeyer are also expected to serve on the Nominating and Governance Committee. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four times per year, held two meetings during the calendar year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law and regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates and personnel in managing the Funds. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds. In addition, many service providers to the Funds have adopted their own policies, procedures and controls designed to address particular risks to the Funds. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trusts, including the CCO for the Trusts and the separate persons who serve as CCOs to the Advisers and, if applicable, affiliated Sub-Advisers, the Board’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trusts. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio manager(s). Although the IRD works closely with management of the Trusts in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Board.

Indemnification of Trustees

Each Trustee is entitled to be indemnified and held harmless by the Trusts from and against liabilities and expenses (“Liabilities”) the Trustee may incur by reason of serving as a Trustee, other than Liabilities the Trustee would otherwise be subject to by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties (referred to as “Disabling Conduct”). The Trusts maintain errors and omissions and officers and directors liability insurance for the benefit of the Trusts and their officers and Trustees (“D&O Insurance”). Under the terms of the D&O Insurance, the Trusts are entitled to recover amounts paid by the Trusts to indemnify Trustees for Liabilities, subject to certain limitations. In circumstances in which a Trust is not able to indemnify the Trustees, subject to certain limitations, the Trustees are entitled to protections directly under the D&O Insurance. In addition, under an Administration Agreement with each Trust, ING Funds Services, LLC, Administrator to the Trusts, has agreed to provide a limited indemnification to the Trust and the Independent Trustees for expenses that arise in connection with a civil claim or regulatory action brought against the Trust or an Independent Trustee arising from the Administrator’s failure to meet its contractual obligations in preparing the Trust’s registration statement, and for an Independent Trustee’s costs of defense of such a claim or action. The indemnification for an Independent Trustee would not apply if: (1) coverage of the expenses is available to the Independent Trustee from the Registrant or under the D&O Insurance; (2) the Independent Trustee has engaged in Disabling Conduct; (3) the disclosure giving rise to the civil claim or regulatory action was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s registration statement; or (4) such indemnification is not allowed under applicable law.

How often does the Board meet?

The Board currently conducts regular meetings eight times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

Who are the officers of the Trusts?

The Trusts’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Trusts, together with each such person’s position with the Trusts and principal occupation for the last five years, are listed in Appendix P.

What are the officers paid for their services?

The Trusts do not pay their officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

What is the recommendation of the Board?

Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each series of a Trust will vote collectively as a single class on the election of each Nominee. With respect to each Fund organized as a series of ING Mutual Funds, the election of each Nominee must be approved by the affirmative vote of a majority of the shares entitled to vote. With respect to each Fund organized as a series of ING Equity Trust, ING Funds Trust, and ING Senior Income Fund, the election of each Nominee must be approved by a plurality of the votes cast at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” Proposal Four will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot.

PROPOSAL FIVE — APPROVAL OF AN AMENDED ADVISORY FEE STRUCTURE THAT COULD INCREASE THE ADVISORY FEE

ING Diversified International Fund (“DIF”)

What is Proposal Five?

Shareholders of DIF are asked to approve a new investment advisory fee structure (the “Amended Fee Structure”), which would modify the fees payable to ING Investments. Under the proposed Amended Fee Structure, the current fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher fee would be charged on assets invested in other types of securities (“Direct Investments”).

A Direct Investment is an investment in a financial instrument issued by an issuer that is not a part of the ING Fund Complex, including, but not limited to: (1) a security issued by an investment company that is not part of the ING Fund Complex, including exchange traded funds (“ETFs”); (2) a security issued by a non-mutual fund issuer, such as an operating company; and (3) derivative instruments. While Direct Investments may include any of these instruments, ING Investments currently anticipates that DIF will continue to pursue its investment objective and strategies by investing in a mixture of Underlying Funds, ETFs, and derivative instruments. With respect to the Underlying Funds, ETFs, and other investment companies in which DIF invests, DIF pays a proportionate share of the expenses of those investment companies, including management fees.

The Amended Fee Structure is proposed in connection with a recent change in DIF’s principal investment strategies, which permits DIF to invest to a greater extent in Direct Investments, specifically ETFs. If shareholders approve Proposal Five, the Amended Fee Structure would be implemented immediately.

What is the proposed Amended Fee Structure?

Currently, DIF does not pay an advisory fee. If Proposal Five is approved by shareholders, DIF would not pay an advisory fee on assets invested in Underlying Funds, but would pay an advisory fee equal to 0.30% of the Fund’s average daily net assets invested in Direct Investments. If DIF were to invest 20% of its assets in Direct Investments including ETFs, it is estimated that the advisory fee would be 0.06% of DIF’s average daily net assets.

The table below shows both the fund expenses based on the audited information as of October 31, 2012 as reflected in the Prospectus dated February 28, 2013 and the estimated fund expenses assuming that Proposal Five is approved by shareholders.

Annual Fund Operating Expenses

	Class A				Class B				Class C				Class I
	Current		Proposed(1)		Current		Proposed(1)		Current		Proposed(1)		Current		Proposed(1)
	%		%		%		%		%		%		%		%
Management Fees	0.00		0.06		0.00		0.06		0.00		0.06		0.00		0.06
Distribution and/or Shareholder Services (12b-1) Fees	0.25		0.25		1.00		1.00		1.00		1.00		None		None
Administrative Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.38		0.38		0.38		0.38		0.38		0.38		0.38		0.38
Acquired Fund Fees and Expenses	1.06		1.06		1.06		1.06		1.06		1.06		1.06		1.06
Total Annual Fund Operating Expenses	1.79	(2)	1.85	(2)	2.54	(2)	2.60	(2)	2.54	(2)	2.60	(2)	1.54	(2)	1.60	(2)
Waivers and Reimbursements	(0.14	)(3)	(0.27)		(0.14	)(3)	(0.27)		(0.14	)(3)	(0.27)		(0.14	)(3)	(0.27)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.65		1.58		2.40		2.33		2.40		2.33		1.40		1.33

	Class O				Class R				Class W
	Current		Proposed(1)		Current		Proposed(1)		Current		Proposed(1)
	%		%		%		%		%		%
Management Fees	0.00		0.06		0.00		0.06		0.00		0.06
Distribution and/or Shareholder Services (12b-1) Fees	0.25		0.25		0.50		0.50		None		None
Administrative Services Fees	0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.38		0.38		0.38		0.38		0.38		0.38
Acquired Fund Fees and Expenses	1.06		1.06		1.06		1.06		1.06		1.06
Total Annual Fund Operating Expenses(1)	1.79	(2)	1.85	(2)	2.04	(2)	2.10	(2)	1.54	(2)	1.60	(2)
Waivers and Reimbursements(2)	(0.14	)(3)	(0.27)		(0.14	)(3)	(0.27)		(0.14	)(3)	(0.27)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.65		1.58		1.90		1.83		1.40		1.33

(1)         Expense ratios have been adjusted to reflect proposed contractual rates.  The proposed Management Fee was calculated based on an estimated investment of 20% of DIF’s assets in Direct Investments.

(2)         Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)         The adviser is contractually obligated to limit expenses to 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

What are the proposed expense limitations?

If shareholders approve the Amended Fee Structure, ING Investments would be contractually obligated to limit expenses to 1.58%, 2.33%, 2.33%, 1.33%, 1.58%, 1.83%, and 1.33% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively, through at least March 1, 2018; the obligation would include Acquired Fund Fees and Expenses, but would not extend to interest, taxes, brokerage commissions, and extraordinary expenses. Under this contractual obligation, it is anticipated that under most potential investment scenarios, but not all potential scenarios, DIF’s ordinary operating expenses, including Acquired Fund Fees and Expenses, will not increase for so long as the contractual commitment to limit expenses is in place. After March 1, 2018, the annual fund operating expenses may increase.

Were there changes to the investment strategy of DIF?

Yes. At the November 29, 2012 and January 10, 2013 Board meetings, ING Investments recommended and the Board approved a change in the principal investment strategies of DIF permitting the Fund to invest up to 20% of its assets in ETFs. Prior to this change, the amount of ETFs that DIF could invest in was limited by the 1940 Act. Subject to certain exceptions, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from acquiring shares of another fund (including an ETF) if, immediately after the acquisition, the shares acquired represent more than 3% of the total outstanding voting stock of the acquired fund, more than 5% of the total assets of the acquiring fund, or, together with the securities of any other fund, more than 10% of the total assets of the acquiring fund. In 2005, the SEC granted DIF exemptive relief from the requirements of Section 12(d)(1)(A) on behalf of the investment companies in the ING Fund Complex; however, DIF had not relied on this relief since the Fund did not invest in ETFs in excess of the limits in Section 12(d)(1)(A). At the November 2012 meeting, the Board also approved reliance on this exemptive order by DIF in order to facilitate the strategy change.

Why is the Amended Fee Structure proposed?

As noted above, ING Investments does not currently receive an advisory fee for its services. The current fee structure was designed prior to the recent strategy change, which permits DIF to invest to a greater extent in Direct Investment strategies rather than primarily investing in a discrete set of Underlying Funds. The current fee structure was designed to compensate ING Investments indirectly through the Underlying Funds, which pay an advisory fee to ING Investments or its affiliates for managing Underlying Funds.

When DIF invests in Direct Investments, ING Investments is providing services different in nature from allocating assets to Underlying Funds. The current fee structure contemplates that ING Investments will be compensated for Direct Investment management only at the Underlying Fund level. Under the current fee structure, when DIF invests in Direct Investments, ING Investments believes it is not compensated at a rate commensurate with the level of services provided when managing Direct Investments on behalf of DIF.

The proposed Amended Fee Structure recognizes that the strategy that ING Investments employs in allocating assets to Underlying Fund investments differs from the services that it performs in selecting other types of portfolio securities, and compensates ING Investments for such services.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that DIF’s shareholders vote “FOR” Proposal Five to approve the Amended Fee Structure, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting held January 10, 2013, the Board considered the approval of amending the fee schedule for DIF to transition the fees payable to ING Investments to an Amended Fee Structure. In determining whether to approve the proposed amendment, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the proposed new bifurcated fees payable under the advisory agreement should be approved. The materials provided to the Board in support of the proposed change in advisory fees included the following: (1) a memorandum presenting ING Investments’ rationale for requesting the change to an Amended Fee Structure; (2) supporting documentation, including copies of the amended fee schedule for the advisory agreement; and (3) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ services to DIF and other ING Funds.

The Board’s consideration of whether to approve the amendments to DIF’s advisory fee structures took into account several factors including, but not limited to, the following: (1) the nature and quality of the revised strategies emphasizing Direct Investment services provided by ING Investments to DIF under the changes in strategy; (2) the representations that the current flat fee structure does not fully compensate ING Investments for the range of services it provides with respect to Direct Investment management; (3) the fairness of the compensation payable to ING Investments under the proposed Amended Fee Structure; (4) the pricing structure (including the estimated expense ratio to be borne by shareholders); (5) ING Investments’ contractual obligation to limit expenses discussed above; (6) the projected profitability for ING Investments under the proposed Amended Fee Structure; and (7) comparisons of the amended fee schedule with selected peer groups of mutual funds that operate as funds-of-funds and invest substantially all of their assets in affiliated mutual funds, which comparisons indicated that the maximum proposed blended fee rates for DIF are equal to or very close to these peer group averages.

After its deliberation, the Board concluded that: (1) the Amended Fee Structure to be implemented is reasonable in the context of all factors considered by the Board; and (2) the estimated expense ratio under the Amended Fee Structure is reasonable in the context of all factors considered by the Board. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Amended Fee Structure requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Only shareholders of DIF will vote on Proposal Five and all shareholders of all classes of shares of DIF will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Five?

If shareholders of the DIF do not approve the Amended Fee Structure, the current fee structure will remain in place for DIF and the Board will determine what additional action, if any, should be taken.

PROPOSAL SIX — APPROVAL OF THE PROPOSED ING IM SUB-ADVISORY AGREEMENT

ING Diversified International Fund (“DIF”)

What is Proposal Six?

Currently, ING Investments manages the investment of DIF’s assets directly without the use of an investment sub-adviser. ING Investments has proposed, and the Board has approved, ING IM’s engagement as a Sub-Adviser to DIF, pending shareholder approval of a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”). If shareholders approve Proposal Six, ING IM would be directly responsible for the day-to-day management of DIF’s assets. ING Investments and not DIF would be responsible for paying any fees due under the Proposed ING IM Sub-Advisory Agreement. If approved by shareholders, the Proposed ING IM Sub-Advisory Agreement would be effective immediately.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events. If shareholders approve Proposal Six, the Separation Plan would result in the automatic termination of the Proposed Sub-Advisory Agreement. Therefore, in addition to the Proposed ING IM Sub-Advisory Agreement, as part of this Proposal Six, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

How is DIF currently advised?

Currently, an investment committee of ING Investments (the “Investment Committee”) reviews the investment of DIF’s assets, which are primarily invested in other underlying funds. The Investment Committee considers the annual recommendations of ING IM, which serves as a consultant to ING Investments, at ING Investments’ expense, rather than as sub-adviser. The Investment Committee is responsible for the day-to-day management of DIF.

How will Proposal Six affect the management of DIF?

If approved by shareholders, ING IM will serve as sub-adviser to DIF. The persons currently serving as members of the Investment Committee, are associated persons of both ING Investments and ING IM and are expected to continue to provide services to DIF after the implementation of this Proposal.

Why is a new sub-advisory arrangement proposed?

ING Investments and its affiliates typically manage funds using an advisory structure in which ING Investments oversees all investment advisory and portfolio management services for a fund but delegates to sub-advisers, including ING IM, the responsibility for day-to-day investment management, subject to ING Investments’ oversight. DIF is part of a small group of ING Funds that do not operate using this advisory structure. To improve the efficiency of the compliance and trading functions performed on behalf of DIF, ING Investments recommended, and the Board approved, entering into the Proposed ING IM Sub-Advisory Agreement, contingent upon the approval of shareholders.

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Sub-Advisory Agreement included in Appendix G. The material terms of the Proposed ING IM Sub-Advisory Agreement are discussed in more detail below.

Fees. Any sub-advisory fees would be paid by ING Investments and not DIF. The sub-advisory fee payable to ING IM would depend on whether shareholders also approve Proposal Five.

Proposed Sub-Advisory Fee

(as a percentage of average daily net assets)

If Proposal Five is Not Approved	If Proposal Five is Approved
0.030% on the first $500 million;	Direct Investments:
0.025% on the next $500 million;	0.135%
0.020% on the next $1 billion; and	Underlying Funds:
0.010% in excess of $2 billion.	0.030% on the first $500 million;
0.025% on the next $500 million;
0.020% on the next $1 billion; and
0.010% in excess of $2 billion.

Appendix I provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Services. The Proposed ING IM Sub-Advisory Agreement would appoint ING IM to act as the investment sub-adviser and manager to DIF and provide its services in accordance with DIF’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Proposed Sub-Advisory Agreement provides that subject to the supervision of the Board,

ING IM will provide a continuous investment program and determine in its discretion the composition of the assets, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in DIF. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of DIF’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged, when these transactions should be executed, and what portion of the assets of DIF should be held in the various securities and other investments in which it may invest. To the extent permitted by DIF’s investment policies, ING IM shall make decisions for DIF as to foreign currency matters.

Limitation of Liability. The Proposed ING IM Sub-Advisory Agreement provides that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the proposed Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed ING IM Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of DIF’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed ING IM Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed ING IM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed ING IM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of the outstanding voting securities of DIF; or (3) ING Investments. ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless DIF or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed ING IM Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed ING IM Sub-Advisory Agreement.

What is the recommendation of the Board?

Based upon its review, and, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed ING IM Sub-Advisory Agreement and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that DIF’s shareholders vote “FOR” Proposal Seven to appoint ING IM as sub-adviser and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING IM as Sub-Adviser to DIF; and (2) approve the Proposed ING IM Sub-Advisory Agreement with ING IM under which it would serve as Sub-Adviser to DIF.

In determining whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for DIF. The materials provided to the Board to inform its consideration of whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of its January 10, 2013 meeting discussing management’s rationale for recommending that ING IM serve as Sub-Adviser to DIF to align its advisory arrangements with the standard adviser/sub-adviser management structure that is in place with other funds in the ING Fund Complex; (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including copies of the forms of the Proposed ING IM Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to DIF, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of ING IM as a manager to similar funds and as consultant to DIF; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that the portfolio management team for DIF would not change; (6) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as DIF’s Sub-Adviser; (7) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (8) the sub-advisory fee rate payable by ING Investments to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (10) the appropriateness of the selection of ING IM in light DIF’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In determining to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board considered the same factors and reached the same conclusions, as applicable, as described in the section entitled “Separation Plan — Factors Considered by the Board.”

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to DIF under the Proposed ING IM Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from DIF’s CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for DIF. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed ING IM Sub-Advisory Agreement by shareholders of DIF requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Only shareholders of DIF will vote on Proposal Six and all shareholders of all classes of shares of DIF will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Six?

If the shareholders of DIF do not approve Proposal Six, ING IM would not be able to serve as a Sub-Adviser under the Proposed ING IM Sub-Advisory Agreement. In this event, the Board will consider other appropriate action, which may include, among other things, appointment of a different Sub-Adviser, or continued direct management by ING Investments.

PROPOSAL SEVEN — APPROVAL OF THE NEW PROPOSED ING IM SUB-ADVISORY AGREEMENT

ING Emerging Markets Equity Dividend Fund	ING Global Opportunities Fund
ING Global Equity Dividend Fund	ING Russia Fund
(each an “IIMA Fund” and collectively, the “IIMA Funds”)

What is Proposal Seven?

Shareholders of the IIMA Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”). If shareholders approve Proposal Seven, ING IM would serve as an additional sub-adviser to each IIMA Fund. ING Investments initially anticipates allocating assets only to IIMA; however, in the future, to pursue an IIMA Fund’s investment objectives ING Investments may, at its discretion, allocate a portion of an IIMA Fund’s assets to ING IM, and may change the allocation of the IIMA Fund’s assets among all sub-advisers of the IIMA Fund. ING Investments, and not an IIMA Fund, would be responsible for the payment of any sub-advisory fees due under the Proposed ING IM Sub-Advisory Agreement.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events. If shareholders approve Proposal Seven, a Change of Control Event resulting from the Separation Plan would result in the automatic termination of the Proposed ING IM Sub-Advisory Agreement. Therefore, in addition to the Proposed New ING IM Sub-Advisory Agreement, as part of this Proposal Seven, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the Proposed Sub-Advisory Agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Current Sub-Adviser to the IIMA Funds?

IIMA currently serves as Sub-Adviser to the IIMA Funds. For more information on the current sub-advisory arrangements, please see Proposal Three.

What will ING IM’s role be with respect to the IIMA Funds?

Currently, ING Investments anticipates allocating assets only to IIMA, the current sub-adviser. In the future, to pursue an IIMA Fund’s investment objective, ING Investments may, at its discretion, allocate a portion of an IIMA Fund’s assets to ING IM, and may change the allocation of the IIMA Fund’s assets among all sub-advisers to that IIMA Fund. This would permit ING Investments to take advantage of the investment resources of its affiliates, wherever located. Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee by ING Investments based on the portion of the IIMA Fund’s average daily net assets that it manages at the same rate payable to ING IM pursuant to the fee schedule in the Proposed New ING IM Sub-Advisory Agreement.

Why is a new sub-advisory agreement proposed?

The Proposed New ING IM Sub-Advisory Agreement would permit ING Investments to obtain from ING IM investment advice; including information, research reports, investment recommendations, and trading services and to grant to ING IM investment management authority if ING Investments believes that doing so would benefit an IIMA Fund. ING Investments believes that the Proposed New ING IM Sub-Advisory Agreement will provide flexibility and allow ING Investments to access a broader talent base to build the best portfolio management teams to serve the IIMA Funds by allowing the IIMA Funds to access portfolio managers and investment personnel located in other offices who might have specialized expertise with respect to various types of investments and investment techniques.

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Sub-Advisory Agreement included in Appendix G.

Fees. ING IM would only receive sub-advisory fees to the extent that ING Investments actually allocates assets of the IIMA Funds to ING IM to manage. The table below indicates the sub-advisory fee paid to IIMA and the fees that may be paid to ING IM if the Proposal is approved.

Fund	Current IIMA Sub-Advisory Fee (as a % of average daily net assets)	Proposed ING IM Sub-Advisory Fee (as a % of average daily net assets)
ING Emerging Markets Equity Dividend Fund	0.50% on the first $100 million; 0.45% on the next $150 million; and 0.40% in excess of $250 million.	0.45% on the first $100 million; 0.405% on the next $150 million; and 0.36% in excess of $250 million.
ING Global Equity Dividend Fund	0.20%	0.315%
ING Global Opportunities Fund	0.20% on the first $200 million; and 0.50% in excess of $200 million.	0.405% on first $500 million; and 0.3825% thereafter.
ING Russia Fund	0.60%	0.5625%

Appendix I provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Services. The Proposed ING IM Sub-Advisory Agreement would appoint ING IM to act as the investment sub-adviser and manager to the IIMA Funds and provide its services in accordance with each IIMA Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Proposed ING IM Sub-Advisory Agreement provides that, subject to the supervision of the Board, ING IM will provide a continuous investment program and determine in its discretion the composition of the assets, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the IIMA Funds. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each IIMA Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged, when these transactions should be executed, and what portion of the assets of an IIMA Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies, ING IM shall make decisions for the IIMA Funds as to foreign currency matters.

Limitation of Liability. The Proposed ING IM Sub-Advisory Agreement provides that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the proposed Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed ING IM Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the IIMA Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed ING IM Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed ING IM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed ING IM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of each IIMA Fund; or (3) ING Investments. ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the applicable IIMA Fund or ING Investments’ requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed ING IM Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed ING IM Sub-Advisory Agreement.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed ING IM Sub-Advisory Agreement and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the IIMA Funds’ shareholders vote “FOR” Proposal Seven to appoint ING IM as Sub-Adviser to the IIMA Funds and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on January 10, 2013 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING IM as sub-adviser to the IIMA Funds; and (2) approve the Proposed ING IM Sub-Advisory Agreement with ING IM under which it would serve as sub-adviser to the IIMA Funds.

In determining whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for the IIMA Funds. The materials provided to the Board to inform its consideration of whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM included: (1) memoranda and related materials provided to the Board in advance of its January 10, 2013 meeting discussing management’s rationale for recommending that ING IM serve as Sub-Adviser to the IIMA Funds to secure additional resources for the IIMA Funds, which may be used in managing IIMA Fund assets in the future: (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including copies of the forms of the Proposed ING IM Sub-Advisory Agreement with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as a sub-adviser to the IIMA Funds, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that no IIMA Fund assets would be allocated to ING IM immediately upon its appointment but that such assets could be allocated for ING IM’s management in the future; (6) that the portfolio management team for the IIMA Funds would not change and the appointment of ING IM did not involve a modification to the resources currently devoted to the IIMA Funds’ management or their investment philosophy or strategies; (7) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as sub-adviser to the IIMA Funds; (8) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (9) the sub-advisory fee rate payable by ING Investments to ING IM; (10) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (11) the appropriateness of the selection of ING IM in light the IIMA Funds’ investment objective and investor base; and (12) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In determining to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board considered the same factors and reached the same conclusions, as applicable, as described in the section entitled “Separation Plan — Factors Considered by the Board.”

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a Sub-Adviser to the IIMA Funds under the Proposed ING IM Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for the IIMA Funds. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed ING IM Sub-Advisory Agreement by shareholders of an IIMA Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIMA Fund will vote separately on Proposal Seven and all shareholders of all classes of shares of an IIMA Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Seven?

If the shareholders of an IIMA Fund do not approve Proposal Seven, ING IM would not be able to serve that IIMA Fund as a sub-adviser for that IIMA Fund under the Proposed ING IM Sub-Advisory Agreement. In this event, the Board will consider other appropriate action, which may include, among other things, appointment of a different sub-adviser, or direct management by ING Investments.

PROPOSAL EIGHT — APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT

ING Global Equity Dividend Fund	ING Russia Fund
ING Growth Opportunities Fund	ING SmallCap Opportunities Fund
(each a “Proposed MoM Fund,” and collectively, the “Proposed MoM Funds”)

What is Proposal Eight?

The Proposed MoM Funds and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” Shareholders of the Proposed MoM Funds are asked to approve operation of the Proposed MoM Funds as manager-of-managers funds. If Proposal Eight is approved, ING Investments will be permitted to enter into sub-advisory agreements with unaffiliated sub-advisers with respect to the Proposed MoM Funds, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without approval by shareholders. The manager-of-managers arrangement has previously been approved by shareholders of, and has been implemented by, other ING Funds.

Why is a manager-of-managers arrangement proposed?

Subject to the supervision and approval of the Board and approval of shareholders, ING Investments is responsible for managing the assets of the Proposed MoM Funds and is permitted, under the terms of the Advisory Agreement, to engage sub-advisers to provide portfolio management services to the Proposed MoM Funds. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

Under the Current Advisory Agreement, ING Investments would be required to monitor the investment program of any sub-adviser, review all data and financial reports prepared by the sub-adviser, establish and maintain communications with the sub-adviser, and oversee all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. ING Investments also would be required to oversee and monitor the performance of the sub-adviser and be responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by shareholders under the 1940 Act. The SEC has issued an exemptive order permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” A Proposed MoM Fund can operate as a manager-of-managers fund in reliance upon the Existing Relief only if, among other things, the Proposed MoM Fund’s shareholders have approved the manager-of-managers arrangement. That approval is sought in this Proposal Eight.

In addition, in January 2013, the Funds and ING Investments filed an application for exemptive relief, which would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without shareholder approval. Shareholders are also asked to approve the operation of the Proposed MoM Funds pursuant to this modification to the existing exemptive relief. For more information, please see Proposal Nine.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Existing Relief permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Proposed MoM Funds and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Proposed MoM Funds and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid numerous and expensive proxy solicitations. The Proposed MoM Funds will continue to obtain shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an “affiliated person,” as defined in the 1940 Act, of the Proposed MoM Funds or ING Investments, other than by reason of serving as a sub-adviser to the Proposed MoM Funds (“Affiliated Sub-Adviser”). In addition, the Board and ING Investments would not be able to materially amend a sub-advisory agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements. If the Proposed MoM Funds also approve Proposal Nine, the Funds would not need to continue to obtain shareholder approval of sub-advisory agreements with a wholly owned sub-adviser, and the Board and ING Investments, would be able to materially amend a sub-advisory agreement with such a wholly owned sub-adviser without needing shareholder approval, provided that the SEC approves the extension of the Existing Relief discussed in Proposal Nine.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Existing Relief. If the proposed rule is adopted, the Proposed MoM Funds and ING Investments anticipate relying on the new rule and may no longer operate under the Existing Relief, and a vote of shareholders for this Proposal would, under the Existing Relief, be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule, unless otherwise required by the new rule. As of the date of this Proxy Statement, the proposed rule has not been adopted.

The manager-of-managers arrangement will enable the Proposed MoM Funds to operate with greater efficiency by allowing ING Investments to employ sub-advisers that are best suited to the needs of the Proposed MoM Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Existing Relief?

Under the terms of the Existing Relief, the Proposed MoM Funds and ING Investments would be subject to several conditions imposed by the SEC. The Proposed MoM Funds would be required to continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser. Further, under the conditions of the Existing Relief, within 90 days of a change to a sub-advisory arrangement, the Proposed MoM Funds’ shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

In addition, in order to rely on the manager-of-managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Proposed MoM Funds’ prospectus must prominently discuss the manager-of-managers arrangement, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If an unaffiliated sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved Proposal Eight and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Proposed MoM Funds’ shareholders vote “FOR” the proposed manager-of-managers arrangement for the Proposed MoM Funds, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Proposed MoM Funds’ shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

After carefully considering each Proposed MoM Fund’s contractual arrangement under which ING Investments is engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision, and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Eight will not result in an increase or decrease in the total amount of investment advisory fees paid by the Proposed MoM Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Proposed MoM Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Proposed MoM Funds to ING Investments and the fees paid by ING Investments to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Proposed MoM Funds would continue to require shareholder approval. If shareholders approve Proposal Eight, ING Investments, pursuant to its Advisory Agreement and other agreements, will continue to provide the same level of management and administrative services to the Proposed MoM Funds as ING Investments is currently providing.

The Board concluded that it is appropriate and in the best interests of the Proposed MoM Funds’ shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Proposed MoM Funds to operate more efficiently. Currently, to appoint an unaffiliated sub-adviser to a Proposed MoM Fund or to materially amend a sub-advisory agreement with an unaffiliated sub-adviser, the Trust must call and hold a shareholder meeting of a Proposed MoM Fund, create and distribute proxy materials, and solicit proxy votes from the Proposed MoM Fund’s shareholders. In addition, if a sub-adviser to a Proposed MoM Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Proposed MoM Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to a Proposed MoM Fund. This process is time-consuming and costly, and some of the costs may be borne by the Proposed MoM Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Proposed MoM Funds would be able to act more quickly to appoint an unaffiliated sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Proposed MoM Funds.

What is the required vote?

A Proposed MoM Fund’s shareholders must approve Proposal Eight for it to be effective for that Fund. Proposal Eight must be approved by the affirmative vote of a “majority of the outstanding voting securities,” which, for this purpose, requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Proposed MoM Fund will vote separately on Proposal Eight and all shareholders of all classes of shares of a Proposed MoM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Eight?

If shareholders do not approve the manager-of-managers arrangement, it will not be implemented and that Proposed MoM Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Proposed MoM Fund or any material changes to sub-advisory agreements. If shareholders of a Proposed MoM Fund approve the modified manager-of-managers arrangement under Proposal Nine, the Proposed MoM Fund may rely on the Existing Relief as if this Proposal Eight had been approved, as well as the Amended Relief.

PROPOSAL NINE — APPROVAL OF A POLICY TO PERMIT APPOINTING WHOLLY OWNED SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL

ING Diversified Emerging Markets Debt Fund	ING Global Real Estate Fund	ING International Value Equity Fund
ING Diversified International Fund	ING GMNA Income Fund	ING Large Cap Value Fund
ING Emerging Markets Equity Dividend Fund	ING Growth Opportunities Fund	ING MidCap Opportunities Fund
ING Emerging Markets Equity Fund	ING High Yield Bond Fund	ING Mid Cap Value Fund
ING Floating Rate Fund	ING Intermediate Bond Fund	ING Real Estate Fund
ING Global Bond Fund	ING International Core Fund	ING Russia Fund
ING Global Equity Dividend Fund	ING International Growth Fund	ING Short Term Bond Fund
ING Global Natural Resources Fund	ING International Real Estate Fund	ING SmallCap Opportunities Fund
ING Global Opportunities Fund	ING International Small Cap Fund	ING Strategic Income Fund
(each a “Modified MoM Fund,” and collectively, the “Modified MoM Funds”)

What is Proposal Nine?

The Modified MoM Funds and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” Shareholders of each Modified MoM Fund (with the exception of ING Global Equity Dividend Fund, ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, and ING Russia Fund) have previously voted to permit the Funds to operate as a Manager-of-Managers Fund. Shareholders of ING Global Equity Dividend Fund, ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, and ING Russia Fund are asked to approve the operation of these funds as Manager-of-Managers Funds in Proposal Eight.

In January 2013, the Modified MoM Funds and ING Investments filed an application for exemptive relief requesting a modification of the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”). Together, the Existing and Amended Relief would permit ING Investments to enter into and materially amend sub-advisory agreements with: (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the Adviser for that Fund; (2) a sister company of the Adviser for that Fund that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that indirectly or directly, wholly owns the Adviser (each of (1) and (2) a “Wholly Owned Sub-Adviser” and collectively, the “Wholly Owned Sub-Advisers”); or (3) sub-advisers that are not “affiliated persons” (as defined in the 1940 Act) of the Adviser, other than by reason of serving as a sub-adviser to the Modified MoM Fund (collectively, with the Wholly Owned Sub-Advisers “Eligible Sub-Advisers”). Other mutual fund complexes have obtained exemptive relief similar to the Amended Relief; however there can be no assurance that the SEC will issue an order based on the Modified MoM Fund’s exemptive application.

Pursuant to the conditions proposed in the Amended Relief, the Modified MoM Funds would not be permitted to rely on the Amended Relief unless, among other things, shareholders have approved a policy permitting ING Investments to enter into and materially amend any sub-advisory agreements with Wholly Owned Sub-Advisers without shareholder approval of the arrangement (the “Modified Manager-of-Managers Policy”). Shareholders are therefore asked to approve operation of the Modified MoM Funds in accordance with the Modified Manager-of-Managers Policy. If Proposal Nine were approved by shareholders, the Modified MoM Funds would continue to seek shareholder approval of new or amended sub-advisory agreements with Wholly Owned Sub-Advisers unless and until the exemptive order requested by the Amended Relief is issued by the SEC.

Why is the Modified Manager-of-Managers Policy proposed?

The Modified MoM Funds and ING Investments anticipate that the Amended Relief would give ING Investments greater flexibility to select, supervise, and evaluate Wholly Owned Sub-Advisers without incurring the expense and potential delay of seeking specific shareholder approval to utilize their investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more Wholly Owned Sub-Advisers may be put into place promptly on a temporary basis, a Modified MoM Fund must still call and hold a meeting of the Modified MoM Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the Amended Relief, the Board would be able to act more quickly and with less expense to appoint a Wholly Owned Sub-Adviser or materially amend an agreement with a Wholly Owned Sub-Adviser.

What are the proposed conditions of the Amended Relief?

Under the terms of the Amended Relief, the Modified MoM Funds and ING Investments would continue to be subject to several conditions imposed by the SEC currently applicable under the Existing Relief. The Modified MoM Funds would continue to obtain shareholder approval to enter into or materially modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, as is the case with the Existing Relief, under the conditions of the Amended Relief, within 90 days of entering into a new sub-advisory arrangement, shareholders would be required to be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

As with the Existing Relief, in order to rely on the Amended Relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent

Trustees. The Modified MoM Funds’ prospectuses must prominently discuss the Modified Manager-of-Managers Policy, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved Proposal Nine and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Modified MoM Funds’ shareholders vote “FOR” the proposed Modified Manager-of-Managers Policy for the Modified MoM Funds, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether it was appropriate to approve the Modified Manager-of-Managers Policy and to recommend approval of the Modified Manager-of-Managers Policy to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the January 10, 2013 meeting, the Board voted to recommend approval of Proposal Nine to shareholders of the Modified MoM Funds.

After carefully considering the Modified MoM Funds’ contractual arrangements under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of Wholly Owned Sub-Advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers regardless of whether they are wholly owned or unaffiliated.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements for Wholly Owned Sub-Advisers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after an initial two-year term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Nine will not result in an increase or decrease in the total amount of investment advisory fees paid by the Modified MoM Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Modified MoM Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Modified MoM Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Modified MoM Funds would continue to require shareholder approval. If shareholders approve Proposal Nine, ING Investments, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Modified MoM Funds as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Modified MoM Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise, and evaluate sub-advisers, including Wholly Owned Sub-Advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Modified MoM Funds to operate more efficiently. Currently, to appoint a Wholly Owned Sub-Adviser to a Modified MoM Fund or to materially amend a sub-advisory agreement with a Wholly Owned Sub-Adviser, the Modified MoM Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Modified MoM Fund’s shareholders. In addition, if a Wholly Owned Sub-Adviser to a Fund is acquired or there is a change of control of the Wholly Owned Sub-Adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Trusts currently must seek approval of a new sub-advisory agreement from shareholders of each Modified MoM Fund, even when there will be no change in the persons managing the Modified MoM Fund. This process is time-consuming and costly, and some of the costs may be borne by each Modified MoM Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Modified MoM Funds would be able to act more quickly to appoint a Wholly Owned Sub-Adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Modified MoM Funds.

What is the required vote?

Approval of Proposal Nine by shareholders of each Modified MoM Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Modified MoM Fund will vote separately on Proposal Nine and all shareholders of all classes of shares of a Modified MoM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Nine?

If shareholders of a Modified MoM Fund do not approve the Modified Manager-of-Managers Policy, it will not be implemented and the Modified MoM Fund will continue to obtain shareholder approval to enter into or materially amend sub-advisory agreements with Wholly Owned Sub-Advisers, unless otherwise permitted under the 1940 Act. Those Modified MoM Funds that currently operate pursuant to the Existing Relief would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers regardless of whether the SEC issues the Amended Relief. If shareholders of the Proposed MoM Funds approve Proposal Eight, but not Proposal Nine, those funds would be able to rely on the Existing Relief.

GENERAL INFORMATION

Who is asking for my vote?

The Board is soliciting your vote.

How is my proxy being solicited?

The Funds have retained D.F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $989,605 which will be paid by ING Investments or an affiliate. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security, or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, they are not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 848-2998. In addition to solicitation by mail, certain officers and representatives of the Funds, officers, and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

With respect to each Fund, that is a series of ING Funds Trust and ING Mutual Funds, the presence of one-third of the outstanding shares entitled to vote on the Record Date, in person or represented by proxy constitutes a quorum. With respect to each Fund that is a series of ING Equity Trust, the presence of a majority of the outstanding shares entitled to vote on the Record Date, present in person or represented by proxy constitutes a quorum. With respect to ING Senior Income Fund, the presence of 40% of the shares entitled to vote constitutes a quorum.

Only shareholders of the Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot must be received no later than 5:00 P.M. on May 12, 2013. Appendix Q sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Appendix R hereto lists the persons that, as of February 25, 2013 owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Funds. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as the independent public accounting firm for each Fund for the next fiscal year.

The fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Funds, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for the two most recently completed fiscal years are described in Appendix S.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Funds by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, ING Investments, and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Funds are not required to hold annual shareholder meetings and currently do not intend to hold such shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Funds will not pay the expenses in connection with the Notice of Special Meeting, this Proxy Statement, or the meeting of shareholders. ING Investments or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be $3,149,978.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout
Secretary

April 1, 2013
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Sub-Advisers/Portfolio Managers
ING Diversified Emerging Markets Debt Fund	ING Investment Management Co. LLC Marcello Assalin, Portfolio Manager (since 11/12) Michael Mata, Portfolio Manager (since 11/12) Jennifer Gorgoll, Portfolio Manager (since 11/12)

ING Diversified International Fund	ING Investment Management Co. LLC Heather Hacket, CFA, Committee Member (since 08/09) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 12/05)

ING Emerging Markets Equity Dividend Fund	ING Investment Management Advisors B.V. Robert Davis, Portfolio Manager (since 11/12) Nicolas Simar, Portfolio Manager (since 11/12) Manu Vandenbulck, Portfolio Manager (since 11/12)

ING Emerging Markets Equity Fund

Delaware Management Company

Liu-Er Chen, CFA, Portfolio Manager (since 09/11)

J.P. Morgan Investment Management Inc.

Anuj Arora, Portfolio Manager (since 09/11)

George Iwanicki, Jr., Portfolio Manager (since 09/11)

ING Floating Rate Fund	ING Investment Management Co. LLC Jeffrey A. Bakalar, Portfolio Manager (since 08/10) Daniel A. Norman, Portfolio Manager (since 08/10)

ING Global Bond Fund	ING Investment Management Co. LLC Christine Hurtsellers, CFA Portfolio Manager (since 04/11) Michael Mata, Portfolio Manager (since 01/09) Robert Robis, Portfolio Manager (since 07/11)

ING Global Equity Dividend Fund	ING Investment Management Advisors B.V. Herman Klein, Portfolio Manager (since 11/10) Nicolas Simar, Portfolio Manager (since 01/06) Bruno Springael, Portfolio Manager (since 06/11)

ING Global Natural Resources Fund	ING Investment Management Co. LLC John Bailey, Portfolio Manager (since 08/11) Joseph Basset, Portfolio Manager (since 04/10) James Swain, Portfolio Manager (since 04/12)

ING Global Opportunities Fund	ING Investment Management Advisors B.V. Dirk-Jan Verzuu, Portfolio Manager (since 06/10) Alex van der Laan, Portfolio Manager (since 05/11) Huub van der Riet, Portfolio Manager (since 05/11)

ING Global Real Estate Fund	CBRE Clarion Securities LLC Steven D. Burton, Portfolio Manager (since 11/01) T. Ritson Ferguson, Portfolio Manager (since 11/01) Joseph P. Smith, Portfolio Manager (since 02/07)

ING GNMA Income Fund	ING Investment Management Co. LLC Jeff Dutra, Portfolio Manager (since 05/09) Justin McWhorter, Portfolio Manager (since 05/09) Peter Guan, Portfolio Manager (since 05/09)

ING Growth Opportunities Fund	ING Investment Management Co. LLC Jeff Bianchi, Portfolio Manager (since 01/09) Michael Pytosh, Portfolio Manager (since 04/12) Christopher Corapi, Portfolio Manager (since 04/10)

ING High Yield Bond Fund	ING Investment Management Co. LLC Randall Parrish, CFA, Portfolio Manager (since 03/07) Matthew Toms, CFA, Portfolio Manager (since 03/10)

ING Intermediate Bond Fund	ING Investment Management Co. LLC Christine Hurtsellers, CFA, Portfolio Manager (since 01/09) Michael Mata, Portfolio Manager (since 08/10) Matthew Toms, CFA, Portfolio Manager (since 08/10)

Fund	Sub-Advisers/Portfolio Managers
ING International Core Fund

Thornburg Investment Management, Inc.

William V. Fries, CFA, Portfolio Manager (since 02/11)

Wendy Trevisani, Portfolio Manager (since 02/11)

Lei Wang, CFA, Portfolio Manager (since 02/11)

Wellington Management Company, LLP

Nicolas M. Choumenkovitch, Portfolio Manager (since 02/11)

Tara Connolly Stilwell, CFA, Portfolio Manager (since 02/11)

ING International Growth Fund

T. Rowe Price Associates, Inc.

Robert W. Smith, Portfolio Manager (since 01/11)

Baillie Gifford Overseas Limited

Gerard Callahan, Portfolio Manager (since 12/10)

Iain Campbell, Portfolio Manager (since 12/10)

Joe Faraday, Portfolio Manager (since 12/10)

Paul Faulkner, Portfolio Manager (since 12/10)

ING International Real Estate Fund	CBRE Clarion Securities LLC Steven D. Burton, Portfolio Manager (since 02/06) T. Ritson Ferguson, Portfolio Manager (since 02/06) Joseph P. Smith, Portfolio Manager (since 03/11)

ING International Small Cap Fund

Acadian Asset Management LLC

John R. Chisholm, CFA, Portfolio Manager (since 03/05)

Patrick J. McCafferty, CFA, Portfolio Manager (since 03/11)

Constantine P. Papageorgiou, CFA, Portfolio Manager (since 02/09)

Brian K.Wolahan, CFA, Portfolio Manager (since 02/09)

Prior to April 14, 2013

Schroder Investment Management North America Inc.

Matthew Dobbs, Portfolio Manager (since 12/07)

Effective May 1, 2013

Wellington Management Company, LLP

Simon H. Thomas

Daniel Maguire

ING International Value Equity Fund	ING Investment Management Co. LLC Martin Jansen, Portfolio Manager (since 11/12) David Rabinowitz, Portfolio Manager (since 11/12) Joseph Vultaggio, Portfolio Manager (since 11/12)

ING Large Cap Value Fund	ING Investment Management Co. LLC Robert M. Kloss, Portfolio Manager (since 04/10) Christopher F. Corapi, Portfolio Manager (since 05/11)

ING MidCap Opportunities Fund	ING Investment Management Co. LLC Jeff Bianchi, Portfolio Manager (since 07/05) Kristin Manning, Portfolio Manager (since 04/12) Michael Pytosh, Portfolio Manager (since 04/12)

ING Mid Cap Value Fund

RBC Global Asset Management (U.S.) Inc.

Lance F. James, Portfolio Manager (since 09/11)

Stephen E. Kylander, Portfolio Manager (since 09/11)

Wellington Management Company, LLP

James N. Mordy, Portfolio Manager (since 09/11)

ING Real Estate Fund	CBRE Clarion Securities LLC T. Ritson Ferguson, Portfolio Manager (since 12/96) Joseph P. Smith, Portfolio Manager (since 09/05)

ING Russia Fund	ING Investment Management Advisors B.V. Nathan Griffiths, Portfolio Manager (since 05/12) Angus Alexander Robertson, Portfolio Manager (since 01/08)

ING Senior Income Fund	ING Investment Management Co. LLC Jeffrey A. Bakalar, Portfolio Manager (since 01/00) Daniel A. Norman, Portfolio Manager (since 01/00)

ING Short Term Bond Fund	ING Investment Management Co. LLC Michael Hyman, Portfolio Manager (since 12/12) Matthew Toms, CFA, Portfolio Manager (since 12/12)

Fund	Sub-Advisers/Portfolio Managers
ING SmallCap Opportunities Fund	ING Investment Management Co. LLC Joseph Basset, Portfolio Manager (since 04/12) James Hasso, Portfolio Manager (since10/08) Steve Salopek, Portfolio Manager (since 07/05)

ING Strategic Income Fund	ING Investment Management Co. LLC Christine Hurtsellers, CFA, Portfolio Manager (sice 12/12) Michael Mata, Portfolio Manager (since 11/12) Matthew Toms, CFA, Portfolio Manager (since 11/12)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President and Chief Compliance Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson-Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker-Director, Chairman and Chief Executive Officer

Michael J. Gioffre-Chief Compliance Officer

Mark D. Weber-Director and Executive Vice President

Shaun P. Mathews-Director and Executive Vice President

Christine L. Hurtsellers-Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT ADVISORS, B.V.

Schenkkade 65

2595 AS The Hague

The Netherlands

Name and Title

Gilbert van Hassel – Chief Executive Officer

Mark den Hollander – Director & Chief Risk Officer

Dirk Buggenhout – Director & Chief Operating Officer

Andre van den Heuvel – Director & Chief Marketing Officer

Martin Nijkamp – Director

Dudley Keiller – Chief Financial Officer

Hieu Giang – Chief Compliance Officer

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for each Fund’s most recently completed fiscal year.

Fund (FYE)	Administrative Services Fees ($)	Fees Paid to the Distributor ($)	Affiliated Brokerage Commissions Paid ($)
ING Diversified Emerging Markets Debt Fund (10/31/12)	N/A	N/A	N/A
ING Diversified International Fund (10/31/12)	108,029	551,043	None
ING Emerging Markets Equity Dividend Fund (10/31/12)(1)	30,491	107,285	None
ING Emerging Markets Equity Fund (10/31/12)	100,821	64,776	None
ING Floating Rate Fund (03/31/12)	236,488	155,304	None
ING Global Bond Fund (10/31/12)	696,657	1,558,848	None
ING Global Equity Dividend Fund (10/31/12)	74,717	364,042	864
ING Global Natural Resources Fund (10/31/12)	103,676	242,793	None
ING Global Opportunities Fund (10/31/12)	54,864	317,779	71
ING Global Real Estate Fund (10/31/12)	3,876,008	5,386,164	None
ING GNMA Income Fund (03/31/12)	855,405	2,781,473	None
ING Growth Opportunities Fund (05/31/12)	82,405	349,296	None
ING High Yield Bond Fund (03/31/12)	135,897	364,850	None
ING Intermediate Bond Fund (03/31/12)	789,645	1,334,112	None
ING International Core Fund (10/31/12)	344,803	—	523
ING International Growth Fund (10/31/12)	145,055	—	None
ING International Real Estate Fund (10/31/12)	466,490	611,160	None
ING International Small Cap Fund (10/31/12)	254,957	550,017	None
ING International Value Equity Fund (10/31/12)(2)	365,430	1,318,202	None
ING Large Cap Value Fund (05/31/12)	176,085	125,198	None
ING MidCap Opportunities Fund (05/31/12)	618,783	1,657,476	None
ING Mid Cap Value Fund (05/31/12)(3)	114,720	—	None
ING Real Estate Fund (05/31/12)	830,928	634,016	None
ING Russia Fund (10/31/11)	279,992	672,252	985
ING Senior Income Fund (02/28/12)	883,941	3,255,473	None
ING Short Term Bond Fund (03/31/12)	N/A	N/A	N/A
ING SmallCap Opportunities Fund (05/31/12)	151,544	406,337	None
ING Strategic Income Fund (03/31/12)	N/A	N/A	N/A

(1)         On September 6, 2012, ING Emerging Markets Equity Dividend Fund’s (formerly, ING Greater China Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. (“IIMA”) with related changes to the Fund’s name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 15, 2012.

(2)         On September 6, 2012, ING International Value Equity Fund’s (formerly, ING Global Value Choice Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC with related changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, and primary benchmark were effective on or about November 13, 2012. The changes in the Fund’s expense structure were effective on or about November 30, 2012.

(3)         The Fund commenced operations on October 3, 2011. The amount of fees paid reflects the period from October 3, 2011 through May 31, 2012.

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust/Company] (the “[Trust/Company]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the [Trust/Company] is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the [Trust/Company] is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the [Trust/Company] may offer shares of additional series in the future;

WHEREAS, the [Trust/Company] desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company].

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.              Appointment. The [Trust/Company] hereby appoints the Adviser, subject to the direction of the Board of [Directors/Trustees], for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the [Trust/Company] set forth on Schedule A hereto (individually and collectively referred to herein as “Series”). The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the [Trust/Company] establishes and designates additional series (other than the Series) with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the [Trust/Company] in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of [Directors/Trustees] of the Series, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Series and Adviser understand and agree that the Adviser may manage each Series in a “Manager-of-Managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Adviser to the Series; and (ii) periodically make recommendations to the Series’ Board of [Directors/Trustees] regarding the results of its evaluation and monitoring functions. The Series recognizes that, subject to the approval of the Board of [Directors/Trustees] of the Series, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to an applicable SEC order.

2.              Services of the Adviser.

With respect to the Funds listed on Schedules B-2, B-4, B-5, and B-6:

The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of the [Trust/Company], the Adviser shall provide the following advisory, management, and other services with respect to the Series:

(a)         provide general investment advice and guidance with respect to the Series and provide advice and guidance to the [Trust/Company]’s [Trustees/Directors], and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s current registration statement, as may be amended or supplemented from time to time (the “Registration Statement”), which management may be provided by others selected by the Adviser and approved by the Board as provided below or directly by the Adviser as provided in Section 3 of this Agreement;

(b)         render to the Board of the [Trust/Company] such periodic and special reports as the Board may reasonably request; and

(c)          make available its officers and employees to the Board and officers of the [Trust/Company] for consultation and discussions regarding the administration and management of the Series and services provided to the [Trust/Company] under this Agreement.

With respect to the Funds listed on Schedules B-1:

Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Series and the composition of each Series’ portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Series’ investment objectives, policies and restrictions as stated in each Series’ Prospectus and Statement of Additional Information.

With respect to the Funds listed on Schedule B-3:

In carrying out its obligations under this Agreement, the Adviser shall:

(a)         supervise and manage all aspects of the Series operations;

(b)         provide the Series or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Board;

(c)          arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Series shareholders and reports to and filings with the SEC and state Blue Sky authorities;

(d)         provide the Series with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Series principal office;

(e)          provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Series operations and the operations of comparable investment companies;

(f)           obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Series, and whether concerning the individual issuers whose securities are included in the Series or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Series;

(g)          determine what issuers and securities shall be represented in the Series respective portfolios and regularly report them to the Board of Trustees of the Trust;

(h)         formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and

(i)             take, on behalf of the series, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

With respect to the Funds listed on Schedule B-7:

The Fund hereby employs the Adviser, and the Adviser, hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Series, subject to the supervision and direction of the Board. The Adviser, shall, as part of its duties hereunder (i) furnish the Series with advice and recommendations with respect to the investment of the Series’ assets and the purchase and sale of such assets, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Series with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may request, (iii) permit its officers and employees to serve without compensation as Trustees of the Trust, if elected to such positions and (iv) in general oversee and manage the investment of the Series, subject to the ultimate supervision and direction of the.

3.              Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a)         Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;;

(b)         prepare and present periodic reports to the Board of [Trustee/Director]s regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c)          review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d)         review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of [Trustee/Director]s;

(e)          perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f)           supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g)          assist the Board of [Trustee/Director]s and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h)         monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i)             if appropriate, analyze and recommend for consideration by the [Trust/Company]’s Board of [Trustee/Director]s termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j)            identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of [Trustee/Director]s a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k)         designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l)             perform such other review and reporting functions as the Board of [Trustee/Director]s shall reasonably request consistent with this Agreement and applicable law.

4.              Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the [Trust/Company]’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement. Furthermore:

(a)         The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the [Trust/Company] or counsel to the Adviser.

(b)         The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board, and the provisions of the Registration Statement of the [Trust/Company] under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)          On occasions when the Adviser deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the [Trust/Company]’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company] and to such other clients.

(d)         In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the [Trust/Company] on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian.

(e)          The Adviser will assist the custodian or portfolio accounting agent for the [Trust/Company] in determining, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] and any applicable procedures adopted by the [Trust/Company]’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)           The Adviser will make available to the [Trust/Company], promptly upon request, any of the Series’ or the Advisers’ investment records and ledgers as are necessary to assist the [Trust/Company] to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Adviser will regularly report to the [Trust/Company]’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board with respect to the Series such periodic and special reports as the [Trustees/Directors] may reasonably request.

(h)         In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the [Trust/Company]. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) , the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of the [Trust/Company] indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.              Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the [Trust/Company] and with the instructions and directions of the Board of the [Trust/Company] and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.              Exclusivity. The services of the Adviser to the [Trust/Company] under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.              Documents. The [Trust/Company] has delivered properly certified or authenticated copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

(a)         certified resolution of the Board of the [Trust/Company] authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)         the Registration Statement as filed with the SEC and any amendments thereto; and

(c)          exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

8.              Records. The [Trust/Company] agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the [Trust/Company] with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the [Trust/Company] and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

9.              Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the [Trust/Company] under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Advisory Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the [Trustees/Directors] of the [Trust/Company] who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The [Trust/Company] shall be responsible for all of the other expenses of its operations, including, without limitation: the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the [Trust/Company]’s net asset value; taxes, if any, and the preparation of the [Trust/Company]’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the [Trust/Company] under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the [Trust/Company] under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the [Trust/Company]’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of [Trustees/Directors] of the [Trust/Company] who are not employees of the Adviser or any Sub-Adviser, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the [Trust/Company] shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the [Trust/Company] is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the [Trust/Company] only to the extent of its costs for such services.

10.       Compensation. For the services provided by the Adviser to each Series pursuant to this Agreement, the [Trust/Company] will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the [Trust/Company] as provided in Section 9. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Adviser and the [Trust/Company].

11.       Liability of the Adviser.

With respect to the Funds listed on Schedule B-1:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust or a Series in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

With respect to the Funds listed on Schedules B-2, B-4, B-5, and B-6:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. No trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in their official capacity, to any person, including the Sub-Adviser, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from their bad faith, willful misfeasance, gross negligence or reckless disregard of their duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

With respect to the Funds listed on Schedule B-3:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, trustees or employees, the Adviser shall not be subject to liability to the Trust or to the Series or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, the Trust hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits, and proceedings at law or in equity whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Series or otherwise) by the Trust, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

With respect to the Funds listed on Schedule B-7:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Series or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by the Series.

12.       Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through Two years from the effective date of this Agreement. Thereafter, unless earlier terminated as provided herein with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of [Trustees/Directors] of the [Fund/Portfolio], or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of [Trustees/Directors], including a majority of those [Trustees/Directors] who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of [Trustees/Directors] of the Series, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the [Trust/Company] at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the [Trust/Company] or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

13.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the [Trust/Company]. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

14.       Use of Name. It is understood that the name “[Adviser Name]” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the [Trust/Company] and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such [Trust/Company] and/or Series. Upon termination of this Agreement, the [Trust/Company] (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the [Trust/Company], shall promptly amend its [Charter] to change its name (if such name is included therein).

15.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.       Applicable Law.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

SCHEDULE B

B-1	ING Large Cap Value Fund ING MidCap Opportunities Fund ING Mid Cap Value Fund ING Real Estate Fund ING SmallCap Opportunities Fund

B-2	ING Growth Opportunities Fund

B-3	ING Floating Rate Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING Short Term Bond Fund ING Strategic Income Fund

B-4	ING GNMA Income Fund

B-5	ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Opportunities Fund ING Russia Fund

B-6

ING Diversified Emerging Markets Debt Fund
ING Diversified International Fund
ING Emerging Markets Equity Dividend Fund
ING Emerging Markets Equity Fund
ING Global Bond Fund
ING Global Real Estate Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International Small Cap Fund
ING International Value Equity Fund

B-7	ING Senior Income Fund

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by shareholders, the advisory fee schedule, any contractual limits on expenses that the Adviser has entered into with respect to the Funds, and the amount of the advisory fees paid to the Adviser for each Fund’s most recently completed fiscal year.

	Approved by	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
Fund (FYE)	Shareholders	(as a % of net assets)	(%)	($)

ING Diversified Emerging Markets Debt Fund (10/31/12)(6)	11/1/12	0.70%	Class A: 1.25 Class C: 2.00 Class I: 0.95 Class W: 1.00	N/A

ING Diversified International Fund (10/31/12)(1)	12/21/05	0.00%	Class A: 1.65 Class B: 2.40 Class C: 2.40 Class I: 1.40 Class O: 1.65 Class R: 1.90 Class W: 1.40	—

ING Emerging Markets Equity Dividend Fund (10/31/12)(3),(4)	12/21/05	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% in excess of $250 million.	Class A: 1.70 Class B: 2.45 Class C: 2.45 Class I: 1.45 Class O: 1.70 Class W: 1.45	350,660

ING Emerging Markets Equity Fund (10/31/12)(2)	09/30/11	1.00%	Class A: 1.60 Class B: 2.35 Class C: 2.35 Class I: 1.25 Class R: 1.85 Class W: 1.35	1,008,227

ING Floating Rate Fund (03/31/12)(5)	08/17/10	0.55%	Class A: 1.00 Class C: 1.75 Class I: 0.75 Class R: 1.25 Class W: 0.75	1,300,682

ING Global Bond Fund (10/31/12)(6)	06/28/06	0.40%	Class A: 0.90 Class B: 1.65 Class C: 1.65 Class I: 0.65 Class O: 0.90 Class R: 1.15 Class W: 0.65	2,786,663

ING Global Equity Dividend Fund (10/31/12)(20)	09/16/03	0.70%	Class A: 1.35 Class B: 2.10 Class C: 2.10 Class I: 1.10 Class O: 1.35 Class W: 1.10	523,027

ING Global Natural Resources Fund (10/31/12)(7)	07/21/00	1.00% up to $50 million; and 0.75% in excess of $50 million.	Class A: 1.60 Class I: 1.35 Class W: 1.35	902,579

ING Global Opportunities Fund (10/31/12)(8)	06/30/03	0.90% up to $500 million; and 0.85% in excess of $500 million.	Class A: 1.40 Class B: 2.15 Class C: 2.15 Class I: 1.05 Class W: 1.15	493,788

	Approved by	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
Fund (FYE)	Shareholders	(as a % of net assets)	(%)	($)

ING Global Real Estate Fund (10/31/12)(9)	11/04/01	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million.	Class A: 1.65 Class B: 2.40 Class C: 2.40 Class I: 1.40 Class O: 1.65 Class R: 1.90 Class W: 1.40	27,569,990

ING GNMA Income Fund (03/31/12)(5)	07/21/00	0.47% on the first $1 billion; 0.40% on the next $4 billion; and 0.35% in excess of $5 billion.	Class A: 0.97 Class B: 1.72 Class C: 1.72 Class I: 0.67 Class W: 0.72	4,020,454

ING Growth Opportunities Fund (05/31/12)(22)	7/18/97	0.7500% on the first $500 million; 0.6750% on the next $500 million; 0.6500% in excess of $1 billion.	Class A: 1.35 Class B: 2.00 Class C: 2.00 Class I: 1.00 Class W: 1.00	618,051

ING High Yield Bond Fund (03/31/12)(5)	12/14/98	0.51% on the first $500 million; 0.45% of the next $4.5 billion; and 0.40% in excess of $5 billion.	Class A: 1.10 Class B: 1.85 Class C: 1.85 Class I: 0.85 Class W 0.85	693,086

ING Intermediate Bond Fund (03/31/12)(5)	12/14/98	0.1700%	Class A: 0.75 Class B: 1.50 Class C: 1.50 Class I: 0.50 Class O: 0.75 Class R: 1.00 Class W: 0.50	1,342,413

ING International Core Fund (10/31/12)(10)	02/07/11	0.75%	Class I: 0.95 Class W: 0.95	2,586,058

ING International Growth Fund (10/31/12)(6)	12/15/10	0.75%	Class I: 0.99	1,087,928

ING International Real Estate Fund (10/31/12)(21)	02/28/06	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million.	Class A: 1.45 Class B: 2.20 Class C: 2.20 Class I: 1.20 Class W: 1.20	4,448,185

ING International Small Cap Fund (10/31/12)(11)	08/18/00	1.00% on the first $500 million; 0.90% on the next $500 million; and 0.85% in excess of $1 billion.	Class A: 1.80 Class B: 2.45 Class C: 2.45 Class I: 1.25 Class O: 1.70 Class W: 1.45	2,549,602

ING International Value Equity Fund (10/31/12)(12),(13)	08/18/00	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% in excess of $1 billion.	Class A: 1.35 Class B: 2.10 Class C: 2.10 Class I: 1.10 Class W: 1.10	3,262,789

ING Large Cap Value Fund (05/31/12)(23)	12/17/07	0.650%	Class A: 1.25 Class B: 2.00 Class C: 2.00 Class I: 0.80 Class O: 1.25 Class R: 1.50 Class W: 1.00	1,144,571

	Approved by	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
Fund (FYE)	Shareholders	(as a % of net assets)	(%)	($)

ING MidCap Opportunities Fund (05/31/12)(14)	08/18/00	0.75%	Class A: 1.35 Class B: 2.10 Class C: 2.10 Class I: 0.91 Class O: 1.35 Class R: 1.60 Class W: 1.10	4,640,939

ING Mid Cap Value Fund (05/31/12)(15),(16)	09/30/11	0.70%	Class I: 0.90	803,057

ING Real Estate Fund (05/31/12)(15)	10/29/02	0.70%	Class A: 1.45 Class B: 2.20 Class C: 2.20 Class I: 1.00 Class O: 1.45 Class R: 1.70 Class W: 1.20	5,816,590

ING Russia Fund (10/31/12)(17)	07/21/00	1.25%	Class A: 2.25 Class I: 2.00 Class W: 2.00	3,499,951

ING Senior Income Fund (02/28/12)(18)	03/30/01	0.80% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	Class A: 0.90% of Managed Assets plus 0.45% of average daily Net Assets Class B: 0.90% of Managed Assets plus 1.20% of average daily Net Assets Class C: 0.90% of Managed Assets plus 0.95% of average daily Net Assets Class I: 0.90% of Managed Assets plus 0.20% of average daily Net Assets Class W: 0.90% of Managed Assets plus 0.20% of average daily Net Assets	7,071,523

ING Short Term Bond Fund (03/31/12)(5)	12/17/12	0.35%	Class A: 0.80 Class C: 1.55 Class I: 0.50 Class W: 0.55	N/A

ING SmallCap Opportunities Fund (05/31/12)(19)	08/29/00	0.90% on first $250 million; 0.80% on the next $250 million; and 0.75% in excess of $500 million.	Class A: 1.50 Class B: 2.25 Class C: 2.25 Class I: 1.10 Class R: 1.75 Class W: 1.25	1,363,921

	Approved by	Advisory Fee Schedule	Contractual Limits on Expenses	Advisory Fees Paid
Fund (FYE)	Shareholders	(as a % of net assets)	(%)	($)

ING Strategic Income Fund (03/31/12)(5)	11/1/12	0.55%	Class A: 1.15 Class C: 1.90 Class I: 0.70 Class R: 1.40 Class W: 0.90	N/A

(1)

The adviser is contractually obligated to limit expenses to the above stated rate(s) through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(2)

The adviser is contractually obligated to limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, and 1.35% for Class A, B, C, I, R, and W shares, respectively, through March 1, 2014.The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 1.25% through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(3)

On September 6, 2012, ING Emerging Markets Equity Dividend Fund’s (formerly, ING Greater China Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. (“IIMA”) with related changes to the Fund’s name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 15, 2012.

(4)

Effective November 15, 2012, the adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2013. This obligation will not continue after March 1, 2013. Any fees waived pursuant to this obligation shall not be eligible for recoupment. Effective March 2, 2013, the adviser is contractually obligated to limit expenses to the above stated rates through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(5)

The adviser is contractually obligated to limit expenses to the above stated rate(s) through August 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(6)

The adviser is contractually obligated to limit expenses to the above stated rate(s) through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(7)

The adviser is contractually obligated to limit expenses to 2.00%, 1.75%, and 1.75% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.60%, 1.35%, and 1.35% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(8)

The adviser is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.15%, and 1.25% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. Additionally, the adviser is contractually obligated to further limit expenses to 1.40%, 2.15%, 2.15%, 1.05%, and 1.15% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee this obligation will continue after March 1, 2014 and the obligation will continue only if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(9)

The adviser is contractually obligated to limit expenses to 1.75%, 2.50%, 2.50%, 1.50%, 1.75%, 2.00%, and 1.50% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(10)

The adviser is contractually obligated to limit expenses to 0.95% and 0.95% for Class I and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(11)

The adviser is contractually obligated to limit expenses to 1.95%, 2.60%, 2.60%, 1.40%, 1.85%, and 1.60% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.80%, 2.45%, 2.45%, 1.25%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund

Fees and Expenses. In addition, the adviser is contractually obligated to waive a portion of the advisory fee through March 1, 2014. Based upon net assets as of October 31, 2012, the advisory fee waiver for the Fund would be (0.03)%. There is no guarantee that the advisory fee waiver will continue after March 1, 2014. The advisory fee waiver will continue only if the adviser elects to renew it.

(12)

On September 6, 2012, ING International Value Equity Fund’s (formerly, ING Global Value Choice Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC with related changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, and primary benchmark were effective on or about November 13, 2012. The changes to the Fund’s expense structure were effective November 30, 2012.

(13)

Effective November 30, 2012, the adviser is contractually obligated to limit expenses to the above stated rate(s) through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years

(14)

The adviser is contractually obligated to limit expenses to 1.75%, 2.45%, 2.45%, 1.45%, 1.70%, 2.00%, and 1.50% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through October 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 0.91%, 1.35%, 1.60%, and 1.10% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively through October 1, 2013. There is no guarantee that this obligation will continue after October 1, 2013. The obligation will only renew if the adviser elects to renew it and is not subject to recoupment by the adviser. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(15)

The adviser is contractually obligated to limit expenses to the above stated rate(s) through October 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.

(16)	The Fund commenced operations on October 3, 2011. The amount of advisory fees paid reflects the period from October 3, 2011 through May 31, 2012.

(17)

The adviser is contractually obligated to limit expenses to 2.75%, 2.50%, and 2.50% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 2.25%, 2.00%, and 2.00% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(18)

The adviser is contractually obligated to limit expenses of the Fund, through July 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, leverage expenses, other investment-related costs, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the Adviser within three years.

(19)

The adviser is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.10%, 1.75% and 1.25% for Class A, Class B, Class C, Class I, Class R and Class W shares, respectively, through October 1, 2013. There is no guarantee this obligation will continue after October 1, 2013. The obligation will only renew if the adviser elects to renew it and is not subject to recoupment by the adviser. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(20)

The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, and 1.15% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(21)

The adviser and sub-adviser are contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.25%, and 1.25% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement, and with respect to the sub-adviser, upon termination of the sub-advisory agreement, and is subject to possible recoupment by the adviser and the sub-adviser within three years. In addition, effective January 1, 2013, the adviser and sub-adviser are contractually obligated to further limit expenses whereby the sub-adviser will pay the incremental costs necessary to further limit expenses to 1.45%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through December 31, 2013. There is no guarantee that this obligation will continue after December 31, 2013 and the obligation will only continue if the adviser and sub-adviser elect to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(22)

The adviser is contractually obligated to limit expenses to 1.40%, 2.05%, 2.05%, 1.05%, and 1.05% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through October 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.35%, 2.00%, 2.00%, 1.00%, and 1.00% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through October 1, 2013. There is no guarantee that this obligation will continue after October 1, 2013 and the obligation will only continue if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(23)

The adviser is contractually obligated to limit expenses to 1.25%, 2.00%, 2.00%, 1.00%, 1.50%, and 1.00% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, through October 1, 2013. The adviser is contractually obligated to limit expenses to 1.25% for Class O shares through October 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 0.80% through October 1, 2013. There is no guarantee that this obligation will continue after October 1, 2013. The obligation will only renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

APPENDIX F: COMPENSATION PAID TO THE ADVISER BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Growth and Capital Appreciation

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING American Century Small-Mid Cap Value Portfolio	1.00%	260,232,234
ING American Funds International Portfolio	N/A	1,051,291,496
ING American Funds World Allocation Portfolio	0.10%	188,187,431
ING Baron Growth Portfolio	0.85%	786,886,426
ING BlackRock Health Sciences Opportunities Portfolio	0.75%	236,847,763
ING BlackRock Large Cap Growth Portfolio	0.80%	336,032,711
ING BlackRock Science and Technology Opportunities Portfolio	0.95%	309,554,957
ING Columbia Small Cap Value II Portfolio	0.75%	159,437,611
ING Corporate Leaders 100 Fund	0.40%	10,933,890
ING DFA World Equity Portfolio	0.25%	168,454,543
ING Diversified International Fund	0.00%	127,363,072
ING Emerging Markets Equity Fund	1.00%	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	N/A	315,114,645
ING Fidelity® VIP Equity-Income Portfolio	N/A	17,125,705
ING Fidelity® VIP Mid Cap Portfolio	N/A	40,737,580
ING FMRSM Diversified Mid Cap Portfolio	0.64%	1,063,192,525
ING Franklin Mutual Shares Portfolio	0.78%	453,317,900
ING Franklin Templeton Founding Strategy Portfolio	0.00%	790,126,255
ING Global Equity Dividend Fund	0.70%	80,012,511
ING Global Natural Resources Fund	0.85%	113,060,338
ING Global Opportunities Fund	0.90%	66,130,188
ING Global Resources Portfolio	0.64%	747,844,897
ING Growth Opportunities Fund	0.75%	78,252,231
ING International Core Fund	0.75%	354,694,943
ING International Growth Fund	0.75%	153,207,303
ING International SmallCap Fund	1.00%	308,099,617
ING International Value Choice Fund	1.00%	29,935,422
ING International Value Equity Fund	0.88%	640,267,086
ING International Value Fund	1.00%	726,771,787
ING International Value Portfolio	0.80%	133,575,264
ING JPMorgan Emerging Markets Equity Portfolio	1.25%	901,322,006
ING JPMorgan Mid Cap Value Portfolio	0.75%	464,736,331
ING JPMorgan Small Cap Core Equity Portfolio	0.87%	466,001,538
ING Large Cap Growth Fund	0.70%	36,101,902
ING Large Cap Growth Portfolio	0.55%	3,623,310,235
ING Marsico Growth Portfolio	0.82%	499,182,880
ING Mid Cap Value Fund	0.46%	221,475,491
ING MidCap Opportunities Fund	0.75%	751,108,601
ING MidCap Opportunities Portfolio	0.69%	1,138,815,428
ING Morgan Stanley Global Franchise Portfolio	0.96%	449,828,917
ING Oppenheimer Active Allocation Portfolio	0.25%	50,941,748
ING Oppenheimer Global Portfolio	0.60%	1,597,341,981
ING Pioneer Mid Cap Value Portfolio	0.64%	630,258,187
ING Russia Fund	1.25%	328,558,548
ING Small Company Fund	0.83%	344,448,542
ING Small Company Portfolio	0.75%	580,429,719
ING SmallCap Opportunities Fund	0.90%	176,082,950
ING SmallCap Opportunities Portfolio	0.75%	22,430,995
ING SMID Cap Equity Fund	0.45%	113,924,250
ING Solution Aggressive Growth Portfolio	0.10%	23,664,208
ING Solution Conservative Portfolio	0.10%	15,109,158
ING Solution Growth Portfolio	0.10%	43,578,224

Growth and Capital Appreciation

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Strategic Allocation Growth Portfolio	0.08%	143,684,650
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%	710,030,758
ING T. Rowe Price Growth Equity Portfolio	0.60%	1,157,500,136
ING T. Rowe Price International Stock Portfolio	0.54%	229,442,483
ING Templeton Foreign Equity Portfolio	0.78%	1,073,081,321
ING Templeton Global Growth Portfolio	0.91%	528,585,959
ING Value Choice Fund	0.90%	511,505,295

Income

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Floating Rate Fund	0.55%	258,532,246
ING Franklin Income Portfolio	0.63%	826,777,470
ING Global Advantage and Premium Opportunity Fund*	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund*	1.00%	976,610,401
ING Global Target Payment Fund	0.08%	81,593,802
ING GNMA Income Fund	0.47%	982,358,538
ING International High Dividend Equity Income Fund*	1.00%	82,211,430
ING Limited Maturity Bond Portfolio	0.27%	398,420,416
ING Liquid Assets Portfolio	0.27%	1,270,531,981
ING MFS Total Return Portfolio	0.70%	851,009,296
ING Prime Rate Trust*	0.80%	1,215,271,147
ING Senior Income Fund*	0.80%	768,394,035
ING Strategic Income Fund	N/A	N/A

Index

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Australia Index Portfolio	0.60%	205,282,190
ING Emerging Markets Index Portfolio	0.55%	112,841,978
ING Euro STOXX 50® Index Portfolio	0.60%	731,117,570
ING FTSE 100 Index® Portfolio	0.60%	555,644,567
ING Hang Seng Index Portfolio	0.60%	161,864,364
ING International Index Portfolio	0.38%	446,398,375
ING Japan TOPIX Index® Portfolio	0.60%	443,901,272
ING Russell™ Large Cap Growth Index Portfolio	0.45%	392,545,224
ING Russell™ Large Cap Index Portfolio	0.25%	622,227,412
ING Russell™ Large Cap Value Index Portfolio	0.45%	119,977,061
ING Russell™ Mid Cap Growth Index Portfolio	0.45%	277,929,535
ING Russell™ Mid Cap Index Portfolio	0.31%	1,717,614,445
ING Russell™ Small Cap Index Portfolio	0.33%	794,363,370
ING U.S. Bond Index Portfolio	0.28%	4,029,455,459
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46%	182,634,283

Target Date

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Index Solution 2015 Portfolio	0.10%	271,342,664
ING Index Solution 2020 Portfolio	0.10%	17,194
ING Index Solution 2025 Portfolio	0.10%	384,841,171
ING Index Solution 2030 Portfolio	0.10%	17,860
ING Index Solution 2035 Portfolio	0.10%	291,543,887
ING Index Solution 2040 Portfolio	0.10%	18,174
ING Index Solution 2045 Portfolio	0.10%	168,599,986
ING Index Solution 2050 Portfolio	0.10%	18,011
ING Index Solution 2055 Portfolio	0.10%	27,590,784
ING Retirement Solution 2020 Fund	N/A	N/A
ING Retirement Solution 2025 Fund	N/A	N/A

Target Date

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Retirement Solution 2030 Fund	N/A	N/A
ING Retirement Solution 2035 Fund	N/A	N/A
ING Retirement Solution 2040 Fund	N/A	N/A
ING Retirement Solution 2045 Fund	N/A	N/A
ING Retirement Solution 2050 Fund	N/A	N/A
ING Retirement Solution 2055 Fund	N/A	N/A
ING Solution 2015 Portfolio	0.10%	744,309,480
ING Solution 2020 Portfolio	0.10%	17,770
ING Solution 2025 Portfolio	0.10%	1,248,976,633
ING Solution 2030 Portfolio	0.10%	18,253
ING Solution 2035 Portfolio	0.10%	1,078,645,616
ING Solution 2040 Portfolio	0.10%	18,770
ING Solution 2045 Portfolio	0.10%	703,805,762
ING Solution 2050 Portfolio	0.10%	18,749
ING Solution 2055 Portfolio	0.10%	51,074,971

Total Return

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING American Funds Asset Allocation Portfolio	N/A	404,446,078
ING American Funds Global Growth and Income Portfolio	N/A	14,822,842
ING American Funds International Growth and Income Portfolio	N/A	11,154,407
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Balanced Portfolio	0.50%	525,977,554
ING BlackRock Inflation Protected Bond Portfolio	0.40%	1,202,490,078
ING Bond Portfolio	0.21%	460,990,044
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	299,239,966
ING Clarion Real Estate Portfolio	0.72%	665,393,562
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	11,910,747
ING Diversified Emerging Markets Debt Fund	N/A	N/A
ING Emerging Markets Corporate Debt Fund	N/A	41,121
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets Hard Currency Debt Fund	N/A	41,121
ING Emerging Markets High Dividend Equity Fund*	1.15%	319,564,644
ING Emerging Markets Local Currency Debt Fund	N/A	41,121
ING GET U.S. Core Portfolio - Series 11	0.60%	6,983,881
ING GET U.S. Core Portfolio - Series 12	0.60%	9,596,375
ING GET U.S. Core Portfolio - Series 13	0.60%	16,183,960
ING GET U.S. Core Portfolio - Series 14	0.60%	34,491,488
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	411,073,370
ING Global Real Estate Fund	0.71%	3,436,556,103
ING Goldman Sachs Commodity Strategy Portfolio	0.83%	94,644,555
ING Growth and Income Core Portfolio	0.65%	123,476,441
ING Growth and Income Portfolio	0.50%	3,891,473,650
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	644,145,998
ING Index Plus MidCap Portfolio	0.40%	610,870,784
ING Index Plus SmallCap Portfolio	0.40%	263,893,971
ING Index Solution Income Portfolio	0.10%	188,951,094
ING Infrastructure, Industrials and Materials Fund*	1.00%	394,265,188
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,267,185,374
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	331,115,250

Total Return

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	720,067,817
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	534,172,802
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	357,136,791
ING MFS Utilities Portfolio	0.60%	592,641,095
ING PIMCO High Yield Portfolio	0.49%	1,001,651,532
ING PIMCO Total Return Bond Portfolio	0.56%	3,656,148,349
ING PIMCO Total Return Portfolio	0.46%	1,304,923,866
ING Pioneer Fund Portfolio	0.72%	77,867,328
ING Pioneer High Yield Portfolio	0.60%	108,386,847
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	678,807,054
ING Retirement Growth Portfolio	0.14%	4,419,758,210
ING Retirement Moderate Growth Portfolio	0.14%	3,023,047,393
ING Retirement Moderate Portfolio	0.14%	1,816,085,045
ING Retirement Solution Income Fund	N/A	N/A
ING Risk Managed Natural Resources Fund*	1.00%	298,724,915
ING Short Term Bond Fund	N/A	N/A
ING Solution Income Portfolio	0.10%	211,957,611
ING Solution Moderate Portfolio	0.10%	45,735,008
ING Strategic Allocation Conservative Portfolio	0.08%	82,929,556
ING Strategic Allocation Moderate Portfolio	0.08%	143,393,428
ING T. Rowe Price Capital Appreciation Portfolio	0.64%	4,319,986,474
ING T. Rowe Price Equity Income Portfolio	0.64%	1,462,883,349
ING U.S. Stock Index Portfolio	0.26%	4,316,486,823
ING UBS U.S. Large Cap Equity Portfolio	0.70%	137,822,971

* Rates are as a percentage of average daily managed assets.

APPENDIX G: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Trust] (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.              Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.              Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will [(1)] manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”)[, and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.]

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)       In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)          The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)         With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.              Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a

Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.              Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.              Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.              Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the advisory fee under said Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Advisory Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.              Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.              Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.              Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.

11.       Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.       Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.       Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.       Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated

therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.       Duration and Termination.

(a)         With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through [ ]. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and, to the extent necessary under applicable Law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.       Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX H: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Sub-Advisory Agreement was last approved by shareholders, the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to ING IM or IIMA for each Fund’s most recently completed fiscal year.

Portfolio	Date Approved by Shareholders	Sub-Advisory Fee Schedule (as a % of net assets)	Sub-Advisory Fees Paid ($)
ING Diversified Emerging Markets Debt Fund (10/31/12)	11/1/12	0.315%	N/A
ING Emerging Markets Equity Dividend Fund (10/31/12)(1)	09/30/11	0.50% on the first $100 million; 0.45% on the next $150 million; and 0.40% in excess of $250 million.	167,707
ING Floating Rate Fund (03/31/12)	08/17/10	0.2475%	585,309
ING Global Bond Fund (10/31/12)	6/29/2006	0.18%	1,253,994
ING Global Equity Dividend Fund (10/31/12)	09/17/03	0.20%	149,436
ING Global Natural Resources Fund (10/31/12)	07/22/03	0.4500% on the first $50 million; and 0.3375% in excess of $50 million.	406,159
ING Global Opportunities Fund (10/31/12)	06/29/10	0.20% on the first $200 million; and 0.50% in excess of $200 million.	109,731
ING GNMA Income Fund (03/31/12)	07/22/03	0.2115% on the first $1 billion; 0.1800% on the next $4 billion; and 0.1575% in excess of $5 billion	1,809,209
ING Growth Opportunities Fund (05/31/12)	04/3/09	0.338% on the first $500 million; 0.304% on the next $500 million; and 0.293% in excess of $1 billion.	278,535
ING High Yield Bond Fund (03/31/12)	12/14/1998	0.2295% on the first $1 billion; 0.2025 on the next $4 billion; and 0.1800% in excess of $5 billion.	311,889
ING Intermediate Bond Fund (03/31/12)	12/14/98	0.0765%	604,087
ING International Value Equity Fund (10/31/12)(2)	3/12/2013	0.405% on the first $500 million; 0.360% on the next $500 million; and 0.3375% in excess of $1 billion.	1,827,175
ING Large Cap Value Fund	12/17/07	0.2925%	515,056
ING MidCap Opportunities Fund (05/31/12)	07/22/03	0.3375%	2,088,423
ING Russia Fund (10/31/12)	7/2/1996	0.60%	1,679,977
ING Senior Income Fund (02/28/12)	07/22/03	0.36% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	3,183,015
ING Short Term Bond Fund (03/31/12)	12/17/12	0.1575%	N/A
ING SmallCap Opportunities Fund (05/31/12)	07/22/03	0.405% on the first $250 million; 0.36% on the next $250 million; and 0.3375% in excess of $500 million.	613,764
ING Strategic Income Fund (03/31/12)	11/1/12	0.2475%	N/A

(1)         On September 6, 2012, ING Emerging Markets Equity Dividend Fund’s (formerly, ING Greater China Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. (“IIMA”) with related changes to the Fund’s name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 15, 2012.

(2)         On September 6, 2012, ING International Value Equity Fund’s (formerly, ING Global Value Choice Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC with related changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, and primary benchmark were effective on or about November 13, 2012. The changes to the Fund’s expense structure were effective November 30, 2012.

APPENDIX I: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth and Capital Appreciation

Fund/Portfolio	Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Corporate Leaders 100 Fund	0.180%	10,933,890
ING Global Natural Resources Fund	0.4500% on the first $50 million; and 0.3375% in excess of $50 million.	113,060,338
ING Global Resources Portfolio	0.20% on the first $200 million; and 0.50% in excess of $200 million.	747,844,897
ING Growth Opportunities Fund	0.338% on the first $500 million; 0.304% on the next $500 million; and 0.293% in excess of $1 billion.	78,252,231
ING International Value Choice Fund	0.50%	29,935,422
ING International Value Equity Fund	0.405% on the first $500 million; 0.360% on the next $500 million; and 0.3375% in excess of $1 billion.	640,267,086
ING International Value Fund	0.4500% on the first $5 billion; 0.4275% on the next $2.5 billion; 0.4050% on the next $2.5 billion; and 0.3825% on assets in excess of $10 billion.	726,771,787
ING International Value Portfolio	0.3825%	133,575,264
ING Large Cap Growth Fund	0.315%	36,101,902
ING Large Cap Growth Portfolio	0.2475%	3,623,310,235
ING MidCap Opportunities Fund	0.3375%	N/A
ING MidCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $400 million; 0.2925% on the next $450 million; and 0.2700% in excess of $1.1 billion.	1,138,815,428
ING Small Company Fund	0.383% on the first $250 million; 0.360% on the next $250 million; 0.349% on the next $250 million; 0.338% on the next $1.25 billion; and 0.326% in excess of $2 billion.	907,247,926
ING Small Company Portfolio	0.338%	580,429,719
ING SmallCap Opportunities Fund	0.405% on the first $250 million; 0.36% on the next $250 million; and 0.3375% in excess of $500 million.	599,296,728
ING SmallCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $250 million; 0.2925% on the next $250 million; 0.2700% on the next $250 million; and 0.2475% in excess of $1 billion.	222,430,995
ING SMID Cap Equity Fund	0.203% on the first $500 million; 0.191% on the next $250 million; 0.180% on the next $1.25 billion; and 0.169% in excess of $2 billion.	188,468,403
ING Strategic Allocation Growth Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	143,684,650
ING Value Choice Fund	0.50%	139,145,580

Income

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Floating Rate Fund	0.2475%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.3750% of average daily managed assets	232,035,620
ING Global Target Payment Fund	0.036%	81,593,802
ING GNMA Income Fund	0.2115% on the first $1 billion; 0.1800% on the next $4 billion; and 0.1575% in excess of $5 billion	982,358,538
ING International High Dividend Equity Income Fund	0.875% of average daily managed assets	82,211,430
ING Limited Maturity Bond Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	398,420,416
ING Liquid Assets Portfolio	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.	1,270,531,891
ING Prime Rate Trust	0.3600% of average daily managed assets	1,215,271,147
ING Senior Income Fund	0.36% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).	768,394,035
ING Strategic Income Fund	0.2475%	N/A

Index

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Australia Index Portfolio	0.27%	205,282,190
ING Emerging Markets Index Portfolio	0.2475%	112,841,978
ING Euro STOXX 50® Index Portfolio	0.27%	731,117,570
ING FTSE 100 Index® Portfolio	0.27%	555,644,567
ING Hang Seng Index Portfolio	0.27%	161,864,364
ING International Index Portfolio	0.1710%	446,398,375
ING Japan TOPIX Index® Portfolio	0.27%	443,901,272
ING Russell™ Large Cap Growth Index Portfolio	0.2025%	392,545,224
ING Russell™ Large Cap Index Portfolio	0.1125%	622,227,412
ING Russell™ Large Cap Value Index Portfolio	0.2025%	119,977,061
ING Russell™ Mid Cap Growth Index Portfolio	0.2025%	277,929,535
ING Russell™ Mid Cap Index Portfolio	0.1395%	1,717,614,445
ING Russell™ Small Cap Index Portfolio	0.1485%	794,363,370
ING U.S. Bond Index Portfolio	0.1440% on first $500 million; 0.1350% on next $500 million; 0.1260% on next $1 billion; 0.1170% on next $2 billion; and 0.1080% thereafter.	4,029,455,459
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.21%	182,634,283

Target Date

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Retirement Solution 2020 Fund	Direct Investments:	N/A
ING Retirement Solution 2025 Fund	0.135%	N/A
ING Retirement Solution 2030 Fund	Underlying Funds:	N/A
ING Retirement Solution 2035 Fund	0.00%	N/A
ING Retirement Solution 2040 Fund		N/A
ING Retirement Solution 2045 Fund		N/A
ING Retirement Solution 2050 Fund		N/A
ING Retirement Solution 2055 Fund		N/A

Total Return

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Balanced Portfolio	0.225%	525,977,554

ING Bond Portfolio	0.216% on the first $600 million; 0.198% on the next $400 million; 0.180% on the next $1 billion; 0.171% on the next $1 billion; and 0.162% in excess of $3 billion.	460,990,044

ING Capital Allocation Fund	Direct Investment: 0.360% on first $500 million; 0.349% on next $500 million; 0.338% on next $500 million; 0.326% on next $500 million; and 0.315% in excess of $2 billion. Underlying Funds: 0.02% invested in Underlying Funds.	190,262,450

ING Core Equity Research Fund	0.3150% on the first $250 million; 0.2925% on the next $250 million; 0.2813% on the next $250 million; 0.2700% on the next $1.25 billion; and 0.2475% in excess of $2 billion.	364,942,265

ING Diversified Emerging Markets Debt Fund	0.315%	N/A

ING Emerging Markets Corporate Debt Fund	0.3825%	41,121

ING Emerging Markets Hard Currency Debt Fund	0.2925%	41,121

ING Emerging Markets Local Currency Debt Fund	0.315%	41,121

ING GET U.S. Core Portfolio - Series 11	Offering Period: 0.1125%	6,983,881
ING GET U.S. Core Portfolio - Series 12	Guarantee Period: 0.270%	9,596,375
ING GET U.S. Core Portfolio - Series 13		16,183,960
ING GET U.S. Core Portfolio - Series 14		34,491,488

ING Global Bond Fund	0.18%	616,357,851

ING Global Bond Portfolio	0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% in excess of $6 billion.	411,073,370

ING Growth and Income Core Portfolio	0.35%	123,476,441

ING Growth and Income Portfolio	0.225% on first $10 billion; 0.203% on next $5 billion; and 0.191% in excess of $15 billion.	3,891,473,650

ING High Yield Bond Fund	0.2295% on the first $1 billion; 0.2025 on the next $4 billion; and 0.1800% in excess of $5 billion.	151,245,351

ING Index Plus LargeCap Portfolio	0.158%	644,145,998

ING Index Plus MidCap Portfolio	0.180%	610,870,784

ING Index Plus SmallCap Portfolio	0.180%	263,893,971

Total Return

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Infrastructure, Industrials and Materials Fund	0.8250% of average daily managed assets	394,265,188

ING Intermediate Bond Fund	0.0765%	821,504,790

ING Intermediate Bond Portfolio	0.180%	2,267,185,374

ING Investment Grade Credit Fund	0.000%	10,978,370

ING Large Cap Value Fund	0.2925%	228,542,508

ING Large Cap Value Portfolio	0.2925% on the first $500 million; and 0.27% in excess of $500 million.	357,136,791

ING Retirement Solution Income Fund	Direct Investments: 0.135% Underlying Funds: 0.00%	N/A

ING Risk Managed Natural Resources Fund	0.825% of average daily managed assets	298,724,915

ING Short Term Bond Fund	0.1575%	N/A

ING Strategic Allocation Conservative Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	82,929,556

ING Strategic Allocation Moderate Portfolio	0.02% invested in Underlying Funds 0.27% sub-advised by the Sub-Adviser (direct investments)	143,393,428

ING U.S. Stock Index Portfolio	0.1170%	4,316,486,823

APPENDIX J: FORM OF PROPOSED IIMA SUB-ADVISORY AGREEMENT

This AGREEMENT, made [Date], between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

WHEREAS, the Board of Trustees has authorized the Manager to enter into an Agreement with the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.     Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Trusts’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the administrator for the Trust in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b) (7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)    Report on Brokerage Commissions and Soft Dollar Usage.

2)    Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)    Report on Illiquid and Restricted Securities held in each portfolio.

4)    Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)   The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, the Series’ investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Trust, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Adviser will provide reports to the Manager for the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Trust as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Trust or series of the Trust, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Trust or series of the Trust, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation

Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Trust and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the Affiliated Service Provider’s primary consideration in effecting a transaction will be to obtain the best execution for the Trust(s), determined in consultation with the Manager, which will generally include, among other factors, price and costs (including the applicable commission or spread), the size and nature of the order, and the speed and likelihood of execution and settlement. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Trust, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Trust shares. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually or upon a material change or update.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.

6.     Compensation. For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreements, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreements when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreements and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager, respecting or relating to the Manager, that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

8.     Books and Records. The Trust and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records relating to the Trust maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender copies of any such records to the Funds promptly upon such Trust’s request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

9.     Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

10.  Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

11.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (and Trust and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Trust all original written records of the Trust where possible and copies of said records if originals are not available. Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(a)   Notices.

Except as otherwise provided, any notice given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

If to the Trust:

ING Mutual Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

17.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

18.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreements.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   This Agreement may be assigned by any party only with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

APPENDIX K: COMPENSATION PAID TO IIMA BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory or sub-advisory fee rate paid to IIMA and assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth and Capital Appreciation

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Global Equity Dividend Fund	0.20%	80,012,511
ING Global Opportunities Fund	0.20% on the first $200 million; and 0.50% in excess of $200 million.	66,130,188
ING Russia Fund	0.60%	328,558,548

Income

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets ($)
ING Global Advantage and Premium Opportunity Fund	0.3750% of average daily managed assets	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund	0.69% of average daily managed assets	976,610,401
ING International High Dividend Equity Income Fund	0.5700% of average daily managed assets	82,211,430

Total Return

Fund/Portfolio	Contractual Advisory or Sub-Advisory Fee Rate	Net Assets ($)
ING Asia Pacific High Dividend Equity Income Fund	0.65% of average daily managed assets	207,418,552
ING Emerging Markets Equity Dividend Fund	0.50% on the first $100 million of average daily net assets; 0.45% on the next $150 million of average daily net assets; 0.40% thereafter	33,913,988
ING Emerging Markets High Dividend Equity Fund	0.575% of average daily managed assets	319,564,644
Emerging Markets Debt Fund	0.43% of average daily net assets	1,114,918,000
Emerging Markets Debt Fund	0.43% of average daily net assets	1,165,102,000

APPENDIX L: BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY CONTRACTS ON NOVEMBER 29, 2012

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board, including a majority the Independent Trustees, annually review and approve them. At a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments (the “Adviser”) and the Funds and the sub-advisory contracts or sub-sub-advisory contracts, as applicable (“Sub-Advisory Contracts”) with the sub-adviser or sub-sub-adviser, as applicable, to each Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching their conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management or other sources and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged or unusually exceeded a Fund’s relevant benchmark, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent, and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates, and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trusts’ Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep N.V. (“ING Groep”) the ultimate parent company of the Adviser and ING IM, had announced plans for the separation of its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and ING IM, into an independent, standalone company. The Board further noted that this separation may result in the Adviser and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect the Adviser and ING IM’s businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. During the review process that led to the Board’s approvals on November 29, 2012, the Board also was in the process of conducting a separate and ongoing due diligence review relating to potential change in control contract approvals. The Board recognized, though, that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds, Adviser, and ING IM, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and ING IM currently provide. In this regard, the Board noted that the Adviser and ING IM did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

Certain Funds invest in a combination of mutual funds (“Underlying Funds”) that are advised by another adviser that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that each of these Funds operates as a fund-of-fund and the performance of the Fund primarily reflects the performance of the Underlying Funds in which it invests.

For each Fund, a specific Class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The class of shares was generally selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of each Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with each Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs and the Board to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trusts’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance and in the case of certain Funds, based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors noted above and factors specific to each Fund. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Adviser or portfolio managers; and strategy modifications.

APPENDIX M: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held or to be Held with the Trusts	Term of Office and Length of Time Served as Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee(1)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin Age: 52	Trustee	11/07-Present	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	182	None.

John V. Boyer Age: 59	Trustee	01/05-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).	182	None.

Patricia W. Chadwick(2) Age: 64	Trustee	01/06-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	182	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).

Albert E. DePrince, Jr. Age: 71	Trustee	N/A	Professor of Economics and Finance, Middle Tennessee State University (08/91-Present) and various positions with Academy of Economics and Finance (2003-2012).	182	None.

Peter S. Drotch Age: 71	Trustee	11/07-Present	Retired.	182	First Marblehead Corporation (09/03-Present)

J. Michael Earley Age: 67	Trustee	02/07-Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08)	182	None.

Martin J. Gavin Age: 62	Trustee	N/A	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	182	None.

Russell H. Jones Age: 68	Trustee	N/A	Retired. Director, Hill — Stead Museum (non-profit)(08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).	182	None.

Patrick W. Kenny Age: 70	Trustee	01/05-Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	182	Assured Guaranty Ltd. (04/04-Present).

Joseph E. Obermeyer Age: 55	Trustee	N/A	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	182	None.

Sheryl K. Pressler Age: 62	Trustee	01/06-Present	Consultant (05 01-Present).	182	Stillwater Mining Company (05/ 02-Present).

Roger B. Vincent Age: 67	Trustee	02/02-Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	182	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).

Name and Age	Positions Held or to be Held with the Trusts	Term of Office and Length of Time Served as Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee(1)	Other Board Positions Held by Trustee

Trustee who is an “Interested Person”

Shaun P. Mathews(3) Age: 57	Trustee and President	11/07-Present	President and Chief Executive Officer, ING Investments (11/ 06-Present).	182	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         The term of service begins with the earliest date of service by the Trustee. With respect to a Trust launched after that date, the Trustee has served since that Trust’s inception.

(2)   In 2010, 2011, and 2012, Ms. Chadwick received approximately $235,800, $121,050, and $215,550, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action suit regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING Emerging Markets Equity Fund.

(3)         Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC;  the distributor, ING Investments Distributor, LLC; and the administrator, ING Funds Services, LLC.

APPENDIX N: TRUSTEE COMPENSATION

The following tables set forth the compensation received by the Trustees for each Fund’s most recently completed fiscal year. Messrs. Crispin and Mathews are “interested persons,” as defined in the 1940 Act, of the Funds because of their affiliation with ING Groep, the parent corporation of the Adviser and Distributor. Trustees who are interested persons do not receive any compensation from the Funds. No Trustee receives pension or retirement benefits that are accrued as part of Fund expenses.

Fund (FYE)	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
ING Senior Income Fund (02/28/12)	$2,618	$2,663	$2,663	$2,394	$2,618	$2,618	$2,977	$3,112
Total Compensation from Trust and Fund Complex Paid to Trustees(2)	$293,000	$298,000	$298,000	$268,000	$293,000	$293,000	$333,000	$348,000

(1)         During the fiscal year ended February 29, 2012, Mr. Boyer and Mr. Kenney deferred $20,000 and $73,250, respectively, of their compensation from the Fund Complex.

(2)         Represents compensation from 140 funds (total in Fund Complex as of February 29, 2012).

Fund (FYE)	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
ING Floating Rate Fund (03/31/12)	$926	$949	$949	$850	$926	$934	$1,057	$1,103
ING GNMA Income Fund (03/31/12)	$3,339	$3,424	$3,424	$3,064	$3,339	$3,369	$3,810	$3,975
ING High Yield Bond Fund (03/31/12)	$536	$550	$550	$491	$536	$541	$612	$638
ING Intermediate Bond Fund (03/31/12)	$3,091	$3,167	$3,167	$2,835	$3,091	$3,116	$3,525	$3,679
ING Short Term Bond Fund (03/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Strategic Income Fund (03/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from Trust and Fund Complex Paid to Trustees(2)	$301,000	$308,500	$308,500	$276,000	$301,000	$303,500	$343,500	$358,500

(1)         During the fiscal year ended March 31, 2012, Mr. Boyer and Mr. Kenney deferred $20,000 and $77,000, respectively, of their compensation from the Fund Complex.

(2)         Represents compensation from 138 funds (total in Fund Complex as of March 31, 2012).

Fund (FYE)	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
ING Growth Opportunities Fund (05/31/12)	$343	$352	$352	$315	$343	$346	$391	$408
ING Large Cap Value Fund (05/31/12)	$731	$750	$750	$671	$731	$735	$834	$870
ING MidCap Opportunities Fund (05/31/12)	$2,517	$2,581	$2,581	$2,310	$2,517	$2,539	$2,871	$2,996
ING Mid Cap Value Fund(2) (05/31/12)	$549	$564	$564	$504	$549	$555	$628	$655
ING Real Estate Fund (05/31/12)	$3,371	$3,455	$3,455	$3,093	$3,371	$3,399	$3,844	$4,011
ING SmallCap Opportunities Fund (05/31/12)	$618	$634	$634	$567	$618	$624	$705	$736
ING Value Choice Fund (5/31/12)	$3,178	$3,256	$3,256	$3,921	$3,178	$3,204	$3,615	$3,770
Total Compensation from Trust and Fund Complex Paid to Trustees(3)	$305,500	$313,000	$313,000	$280,500	$305,500	$308,000	$348,000	$363,000

(1)         During the fiscal year ended May 31, 2012, Mr. Boyer and Mr. Kenney deferred $20,000 and $78,875, respectively, of their compensation from the Fund Complex.

(2)         The Fund commenced operations on October 3, 2011. The amount of Trustee compensation paid reflects the period from October 3, 2011 through May 31, 2012.

(3)         Represents compensation from 138 funds (total in Fund Complex as of May 31, 2012).

Fund (FYE)	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
ING Diversified Emerging Markets Debt Fund (10/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Diversified International Fund (10/31/12)	$440	$451	$451	$404	$440	$444	$501	$522
ING Emerging Markets Equity Fund (10/31/12)	$946	$964	$964	$868	$946	$949	$1,072	$1,118
ING Emerging Markets Equity Dividend Fund(2) (10/31/12)	$124	$127	$127	$113	$124	$125	$141	$147
ING Global Bond Fund (10/31/12)	$2,708	$2,774	$2,774	$2,486	$2,708	$2,729	$3,085	$3,218
ING Global Equity Dividend Fund (10/31/12)	$299	$306	$306	$274	$299	$301	$340	$355
ING Global Natural Resources Fund (10/31/12)	$416	$426	$426	$382	$416	$420	$474	$494
ING Global Opportunities Fund (10/31/12)	$224	$229	$229	$205	$224	$226	$255	$266
ING Global Real Estate Fund (10/31/12)	$15,004	$15,369	$15,369	$13,772	$15,004	$15,122	$17,094	$17,833
ING International Core Fund (10/31/12)	$1,356	$1,390	$1,390	$1,246	$1,356	$1,368	$1,545	$1,612
ING International Growth Fund (10/31/12)	$577	$592	$592	$530	$577	$582	$658	$686
ING International Real Estate Fund (10/31/12)	$1,838	$1,883	$1,883	$1,687	$1,838	$1,853	$2,093	$2,183
ING International Small Cap Fund (10/31/12)	$1,035	$1,061	$1,061	$951	$1,035	$1,044	$1,178	$1,229
ING International Value Choice Fund (10/31/12)	$111	$114	$114	$102	$111	$112	$127	$132
ING International Value Equity Fund (10/31/12)(3)	$1,658	$1,703	$1,703	$1,526	$1,658	$1,676	$1,888	$1,967
ING Russia Fund (10/31/12)	$1,133	$1,162	$1,162	$1,041	$1,133	$1,143	$1,290	$1,346
Total Compensation from the Trust and Fund Complex Paid to Trustees(6)	$305,500	$313,000	$313,000	$280,500	$305,500	$308,000	$348,000	$363,000

(1)         During the fiscal year ended October 31, 2012, Mr. Boyer and Mr. Kenney deferred $20,000 and $77,000, respectively, of their compensation from the Fund Complex.

(2)         On September 6, 2012, ING Emerging Markets Equity Dividend Fund’s (formerly, ING Greater China Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. (“IIMA”) with related changes to the Fund’s name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 15, 2012.

(3)         On September 6, 2012, ING International Value Equity Fund’s (formerly, ING Global Value Choice Fund) Board of Trustees approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC with related changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark were effective on or about November 13, 2012.

(4)         Represents compensation from 136 funds (total in Fund Complex as of October 31, 2012).

APPENDIX O: TRUSTEE AND NOMINEE OWNERSHIP OF FUND SECURITIES

The following table sets forth information regarding each Trustee’s and Nominee’s ownership of shares of a Fund and all ING Funds as of December 31, 2012. Mr. Crispin does not hold shares of any ING Fund.  If a Fund is not listed in the table below, no Trustee or Nominee holds shares of that Fund.

Fund	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince,, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Shaun P. Mathews
	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Emerging Markets Equity Fund	50,001- 100,000(1)	10,001- 50,000	None	None	None	None	None	None	None	None	50,001-100,000(1)	None	None
ING Global Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	Over 100,000	None
ING Global Real Estate Fund	None	1- 10,000	None	None	50,001-100,000	None	None	None	None	None	None	None	None
ING GNMA Income Fund	None	None	Over 100,000	None	None	None	None	None	None	None	None	None	None
ING Growth Opportunities Fund	None	None	Over 100,000	None	None	None	None	None	None	None	None	None	None
ING Intermediate Bond Fund	None	None	None	None	None	None	None	None	Over 100,000(1)	None	None	Over 100,000(1)	None
ING International Core Fund	None	None	None	None	None	None	None	None	None	None	50,001-100,000(1)	None	None
ING International Real Estate Fund	50,001- 10,000(1)	None	None	None	None	None	None	None	10,001-50,000	None	None	None	None
ING International Value Equity Fund	None	None	None	None	None	None	None	None	None	None	None	None	10,001- 50,000(1)
ING Large Cap Value Fund	None	10,001- 50,000(1)	None	None	None	None	None	None	None	None	None	None	None
ING MidCap Opportunities Fund	None	10,001- 50,000	None	None	None	Over 100,000	None	None	None	None	None	None	10,001- 50,000(1)
ING Real Estate Fund	None	None	None	None	None	None	None	None	None	None	None	None	50,001- 100,000
ING Russia Fund	None	10,001- 50,000	None	None	None	None	None	None	Over 100,000(1)	None	None	None	None
ING SmallCap Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None	10,001- 50,000(1)
ING Value Choice Fund	None	10,001- 50,000(1)	None	None	50,001- 100,000	None	None	None	None	None	None	None	None

Fund	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince,, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Shaun P. Mathews
	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen or to be Overseen by the Trustee or Nominee	Over 100,000(1)	Over 100,000 10,001- 50,000(1)	Over 100,000	Over 100,000(1)	Over 100,000	Over 100,000	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	Over 100,000(1)	Over 100,000(1)	Over 100,000 Over 100,000(1)	Over 100,000 50,001-100,000(1)

(1)         Includes the value of shares in which the Trustee or Nominee has an indirect interest through a deferred compensation plan and/or a 401(k) plan.

APPENDIX P: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Funds. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	11/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	02/02-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/2012-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	05/99-Present 09/09-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/2012-Present	Senior Vice President, ING Investment Management, LLC (02/2012-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)
Todd Modic Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 46	Senior Vice President	11/03-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	05/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 53	Vice President	09/04-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 39	Vice President and Treasurer(2)	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 58	Vice President	02/03-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 44	Vice President and Treasurer	03/02-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).
Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/2010-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Craig Wheeler Age: 43	Assistant Vice President	05/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 48	Assistant Secretary	08/03-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 47	Secretary	08/03-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 60	Assistant Secretary	06/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

Additional Officers of ING Senior Income Fund Only
Daniel A. Norman Age: 54	Senior Vice President Treasurer	08/95-Present 06/97-Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (01/00-Present).
William H. Rivoir, III Age: 61	Senior Vice President and Assistant Secretary	01/01-Present	Senior Vice President, ING Investment Management Co. LLC (01/04-Present).
Jeffrey A. Bakalar Age: 52	Senior Vice President	11/99-Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (01/00-Present).
Elliot A. Rosen Age: 59	Senior Vice President	05/02-Present	Senior Vice President, ING Investment Management Co. LLC (02/99-Present).

(1)         The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified. The term of service begins with the earliest date of service by the officer. With respect to Funds launched after that date, the Officer has served in the same position since the Fund’s inception.

(2)        Mr. Bedoya serves as Treasurer to each Fund except ING Senior Income Fund.

APPENDIX Q: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

	Share Class
Fund	A	B	C	I	O	R	W	Total Shares
ING Diversified Emerging Markets Debt Fund	303.4960	N/A	303.1660	99,972.5060	N/A	N/A	303.6060	100,882.7740
ING Diversified International Fund	4,523,158.5760	812,315.7710	2,896,111.5310	1,017,822.6590	520,739.8620	10,846.9400	54,081.1590	9,835,076.4980
ING Emerging Markets Equity Dividend Fund	1,174,766.0090	91,126.3210	206,391.3120	140,420.9360	289,617.5040	N/A	1,433.5500	1,903,755.6320
ING Emerging Markets Equity Fund	4,708,660.2440	95,259.5900	750,539.5550	14,309,598.6240	N/A	301.0260	565,575.9140	20,429,934.9530
ING Floating Rate Fund	2,631,453.6280	N/A	2,029,482.9740	15,355,234.9510	N/A	2,870,884.3270	7,558,295.6650	30,445,351.5450
ING Global Bond Fund	18,255189.0620	108,641.0100	9,559,746.6830	39,682,607.3520	355,399.4140	23,484.1760	3,696,091.7590	71,682,169.4560
ING Global Equity Dividend Fund	2,539,847.2900	309,685.8660	1,703,568.3070	246,090.6190	1,251,711.7800	N/A	86,354.9790	6,137,258.8410
ING Global Natural Resources Fund	9,629,017.5910	N/A	N/A	412,328.9130	N/A	N/A	83,649.5060	10,124,994.0100
ING Global Opportunities Fund	1,490,852.7520	166,920.5700	1,322,286.4170	169,224.2400	N/A	N/A	7,303.9150	3,156,587.8940
ING Global Real Estate Fund	83,051,679.9810	848,286.4120	14,018,745.1920	139,704,150.4360	801,746.8550	114,681.5020	23,394,787.3590	261,934,077.7370
ING GNMA Income Fund	81,327,671.8470	180,433.9550	20,419,385.6450	24,309,945.9680	N/A	N/A	4,164,990.5570	130,402,427.9720
ING Growth Opportunities Fund	2,152,926.1630	74,465.9480	761,947.8160	815,965.7270	N/A	N/A	70,849.7300	3,876,155.3840
ING High Yield Bond Fund	10,274,973.2640	201,444.2700	1,746,406.5210	11,797,345.4310	N/A	N/A	1,465,971.8930	25,486,141.3790
ING Intermediate Bond Fund	30,046,544.3880	192,290.4870	3,531,266.3300	52,473,220.0810	4,147,640.3000	1,403,838,9190	21,099,724.1730	112,894,524.6780
ING International Core Fund	N/A	N/A	N/A	42,344,038.2100	N/A	N/A	356,672.6450	2,700,710.8550

	Share Class
Fund	A	B	C	I	O	R	W	Total Shares
ING International Growth Fund	N/A	N/A	N/A	15,696,926.3920	N/A	N/A	N/A	15,696,926.3920
ING International Real Estate Fund	20,192,332.4610	176,304.3860	1,818,757.8400	32,574,925.9750	N/A	N/A	2,598,814.5460	57,361,135.2080
ING International Small Cap Fund	2,140,533.7350	38,776.1100	561,566.0600	2,503,734.3120	49,215.8710	N/A	848,6227.9660	6,142,464.0540
ING International Value Choice Fund	1,771,573.8460	33,106.1080	228,651.2110	105,110.2770	N/A	N/A	6,538.8890	2,144,980.3310
ING International Value Equity Fund	2,561,896.330	95,546.1470	1,831,646.0630	915,050,9640	N/A	N/A	248,881,8720	5,653,021,3760
ING Large Cap Value Fund	4,535,809.6620	47,037.9920	1,538,824.4740	30,725,959.6060	11,521.4850	154,331.6940	2,498,922.2060	39,512,407.1190
ING MidCap Opportunities Fund	16,982,854.5810	301,344.8290	5,431,269.7870	18,584,335.9430	2,109,998.1780	10,633.0260	3,481,339.7510	46,901,776.0950
ING Mid Cap Value Fund	N/A	N/A	N/A	23,123,535.2540	N/A	N/A	N/A	23,123,535.2540
ING Real Estate Fund	12,098,300.1810	58,414.6170	1,302,885.4170	42,426,540.1580	2,152,064.4970	22,938.7420	7,845,395.1030	65,906,538.7150
ING Russia Fund	6,773,948.3980	N/A	N/A	267,058.9850	N/A	N/A	1,893.2360	7,042,900.6190
ING Senior Income Fund	17,151,893.4190	51,882.0450	19,736,516.1180	2,742,709.9080	N/A	N/A	3,593.0740	43,276,584.5640
ING Short Term Bond Fund	688.770	N/A	301.0000	17,486,077.8040	N/A	N/A	301.0960	17,487,368.6700
ING SmallCap Opportunities Fund	1,770,790.6570	29,204.4210	607,151.7380	2,378,711.8070	N/A	256.0030	160,036.6610	4,946,151.2870
ING Strategic Income Fund	422.6000	N/A	302.5050	502,049.1220	N/A	302.7280	302.9490	503,379.9040
ING Value Choice Fund	9,229,412.3950	405,754.3750	4,570,495.7230	1,917,090.7880	318,148.4280	N/A	581,837.7230	17,022,739.4320

APPENDIX R: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of February 25, 2013.

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING Diversified Emerging Markets Debt Fund	A	302.488	99.67	ING Investment Management Co. LLC	New York, NY
	C	302.159	99.67	ING Investment Management Co. LLC	New York, NY
	I	99,971.497	100.00	ING Investment Management Co. LLC	New York, NY
	W	302.597	99.67	ING Investment Management Co. LLC	New York, NY

ING Diversified International Fund	A	498,280.227	11.02	First Clearing, LLC	Saint Louis, MO
	A	351,395.332	7.77	ING National Trust	Windsor, CT
	A	361,782.004	8.00	MLPF & S	Jacksonville, FL
	A	820,590.150	18.14	Pershing LLC	Jersey City, NJ
	A	270,178.552	5.97	Raymond James	St. Petersburg, FL
	B	214,615.056	26.42	First Clearing, LLC	Saint Louis, MO
	B	74,166.751	9.13	MLPF & S	Jacksonville, FL
	B	77,609.056	9.55	Morgan Stanley Smith Barney	Jersey City, NJ
	B	71,943.762	8.86	National Financial Services LLC	Jersey City, NJ
	B	88,389.764	10.88	Pershing LLC	Jersey City, NJ
	B	44,415.934	5.47	Raymond James	St. Petersburg, FL
	C	502,410.213	17.35	First Clearing, LLC	Saint Louis, MO
	C	553,302.380	19.11	MLPF & S	Jacksonville, FL
	C	337,735.037	11.66	Morgan Stanley Smith Barney	Jersey City, NJ
	C	323,238.163	11.16	Pershing LLC	Jersey City, NJ
	C	340,741.311	11.77	Raymond James	St. Petersburg, FL
	C	185,089.130	6.39	UBS Financial Services Inc.	Jersey City, NJ
	I	389,823.301	38.30	First Clearing, LLC	Saint Louis, MO
	I	245,171.079	24.09	Gerald D. Kolbfleisch	Frederick, MD
	I	253,677.477	24.92	MLPF & S	Jacksonville, FL
	I	81,180.957	7.98	Morgan Stanley Smith Barney	Jersey City, NJ
	O	520,739.862	100.00	Capital One Sharebuilder Inc.	Seattle, WA
	R	10,846.940	100.00	ING USA Annuity and Life Insurance Company	West Chester, PA
	W	5,811.221	10.75	LPL Financial	San Diego, CA
	W	31,416.241	58.09	Pershing LLC	Jersey City, NJ
	W	11,757.640	21.74	Raymond James	St. Petersburg, FL

ING Emerging Markets Equity Dividend Fund	A	108,578.653	9.24	First Clearing, LLC	Saint Louis, MO
	A	69,146.534	5.89	Morgan Stanley Smith Barney	Jersey City, NJ
	A	81,618.817	6.95	National Financial Services LLC	Jersey City, NJ
	A	223,881.147	19.06	Pershing LLC	Jersey City, NJ
	B	24,123.005	26.47	First Clearing, LLC	Saint Louis, MO
	B	13,487.414	14.80	National Financial Services LLC	Jersey City, NJ
	B	10,074.106	11.06	Pershing LLC	Jersey City, NJ
	C	23,187.420	11.23	First Clearing, LLC	Saint Louis, MO
	C	16,093.888	7.80	MLPF & S	Jacksonville, FL
	C	79,360.665	38.45	Morgan Stanley Smith Barney	Jersey City, NJ
	C	13,396.248	6.49	National Financial Services LLC	Jersey City, NJ
	C	18,307.989	8.87	Pershing LLC	Jersey City, NJ
	C	12,034.477	5.83	Raymond James	St. Petersburg, FL
	I	47,235.425	33.64	First Clearing, LLC	Saint Louis, MO
	I	32,385.325	23.06	MLPF & S	Jacksonville, FL
	I	57,516.878	40.96	Morgan Stanley Smith Barney	Jersey City, NJ
	O	289,467.327	99.95	Capital One Sharebuilder Inc.	Seattle, WA
	W	1,240.126	86.51	Pershing LLC	Jersey City, NJ

	W	193.424	13.49	Reliastar Life Insurance Company	Windsor, CT
ING Emerging Markets Equity Fund	A	551,278.936	11.71	Charles Schwab & Co Inc.	San Francisco, CA
	A	250,479.529	5.32	National Financial Services LLC	Jersey City, NJ
	A	718,529.991	15.26	Wilmington Trust RISC TTEE	Phoenix, AZ
	B	11,157.020	11.71	First Clearing, LLC	Saint Louis, MO
	B	11,952.773	12.55	MLPF & S	Jacksonville, FL
	B	11,050.835	11.60	Morgan Stanley Smith Barney	Jersey City, NJ
	B	15,618.598	16.40	Pershing LLC	Jersey City, NJ
	B	5,224.682	5.48	RBC Capital Markets LLC	Minneapolis, MN
	C	165,661.446	22.07	Charles Schwab & Co Inc.	San Francisco, CA
	C	54,708.388	7.29	First Clearing, LLC	Saint Louis, MO
	C	83,343.929	11.10	MLPF & S	Jacksonville, FL
	C	162,289.561	21.62	Morgan Stanley Smith Barney	Jersey City, NJ
	C	42,622.177	5.68	RBC Capital Markets LLC	Minneapolis, MN
	C	39,702.731	5.29	UBS Financial Services Inc.	Jersey City, NJ
	I	1,162,151.143	8.12	ING Capital Allocation Fund	Scottsdale, AZ
	I	1,216,064.919	8.50	ING Diversified International	Scottsdale, AZ
	I	2,176,515.506	15.21	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	3,787,027.983	26.46	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	2,475,338.883	17.30	ING Solution 2045 Portfolio	Scottsdale, AZ
	R	300.000	99.66	Reliastar Life Insurance Company	Windsor, CT
	W	42,602.659	7.53	Ameritrade Inc.	Omaha, NE
	W	46,669.654	8.25	Charles Schwab & Co Inc.	San Francisco, CA
	W	74,811.963	13.23	ING Life Insurance & Annuity Co.	Windsor, CT
	W	316,185.872	55.91	Pershing LLC	Jersey City, NJ

ING Floating Rate Fund	A	152,578.308	5.80	MLPF & S	Jacksonville, FL
	A	718,079.031	27.29	Morgan Stanley Smith Barney	Jersey City, NJ
	A	314,594.381	11.96	National Financial Services LLC	Jersey City, NJ
	A	373,386.869	14.19	Pershing LLC	Jersey City, NJ
	A	150,004.535	5.70	Raymond James	St. Petersburg, FL
	A	260,050.894	9.88	UBS Financial Services Inc.	Jersey City, NJ

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING Floating Rate Fund	C	477,550.230	23.53	MLPF & S	Jacksonville, FL
	C	450,699.901	22.21	Morgan Stanley Smith Barney	Jersey City, NJ
	C	122,914.090	6.06	Pershing LLC	Jersey City, NJ
	C	219,041.492	10.79	Raymond James	St. Petersburg, FL
	C	207,352.732	10.22	UBS Financial Services Inc.	Jersey City, NJ
	I	2,185,511.750	14.23	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	3,726,980.674	24.27	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	3,237,874.298	21.09	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	993,772.693	6.47	MLPF & S	Jacksonville, FL
	I	1,403,945.158	9.14	National Financial Services LLC	Jersey City, NJ
	I	1,189,885.470	7.75	The Community Foundation of Middle Tennessee Inc.	Nashville, TN
	R	2,866,285.657	99.84	ING National Trust	Windsor, CT
	W	7,192,070.254	95.15	National Financial Services LLC	Jersey City, NJ

ING Global Bond Fund	A	1,687,768.256	9.25	Charles Schwab & Co Inc.	San Francisco, CA
	A	1,128,233.751	6.18	ING National Trust	Windsor, CT
	A	2,517,386.430	13.79	Pershing LLC	Jersey City, NJ
	A	1,161,842.228	6.36	Raymond James	St. Petersburg, FL
	A	3,851,973.645	21.10	UBS Financial Services Inc.	Jersey City, NJ
	B	6,168.226	5.68	Charles Schwab & Co Inc.	San Francisco, CA
	B	13,704.304	12.61	First Clearing, LLC	Saint Louis, MO
	B	29,791.895	27.42	MLPF & S	Jacksonville, FL
	B	17,279.690	15.91	National Financial Services LLC	Jersey City, NJ
	B	11,900.346	10.95	Pershing LLC	Jersey City, NJ
	C	1,354,221.630	14.17	First Clearing, LLC	Saint Louis, MO
	C	2,710,238.568	28.35	MLPF & S	Jacksonville, FL
	C	1,583,217.357	16.56	Morgan Stanley Smith Barney	Jersey City, NJ
	C	730,286.651	7.64	Pershing LLC	Jersey City, NJ
	C	633,844.202	6.63	Raymond James	St. Petersburg, FL
	C	881,966.959	9.23	UBS Financial Services Inc.	Jersey City, NJ
	I	3,734,617.011	9.41	First Clearing, LLC	Saint Louis, MO
	I	2,346,549.242	5.91	ING Capital Allocation Fund	Scottsdale, AZ
	I	3,874,119.551	9.76	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	6,607,248.170	16.65	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	5,199,525.821	13.10	MLPF & S	Jacksonville, FL
	I	8,578,009.020	21.62	Morgan Stanley Smith Barney	Jersey City, NJ
	O	355,172.937	99.94	Capital One Sharebuilder Inc.	Seattle, WA
	R	23,494.176	100.00	Frontier Trust Company	Fargo, ND
	W	667,058.413	18.04	LPL Financial	San Diego, CA
	W	188,824.920	5.11	National Financial Services LLC	Jersey City, NJ
	W	2,095,865.538	56.69	Pershing LLC	Jersey City, NJ
	W	317,342.483	8.58	RBC Capital Markets LLC	Minneapolis, MN

ING Global Equity Dividend Fund	A	199,798.826	7.87	First Clearing, LLC	Saint Louis, MO
	A	210,429.038	8.29	MLPF & S	Jacksonville, FL
	A	252,704.417	9.95	National Financial Services LLC	Jersey City, NJ
	A	499,068.358	19.65	Pershing LLC	Jersey City, NJ
	A	161,964.770	6.38	Raymond James	St. Petersburg, FL
	A	237,518.909	9.35	UBS Financial Services Inc.	Jersey City, NJ
	B	17,498.870	5.65	Charles Schwab & Co Inc.	San Francisco, CA
	B	46,999.245	15.18	First Clearing, LLC	Saint Louis, MO
	B	53,550.625	17.29	MLPF & S	Jacksonville, FL
	B	18,347.330	5.92	Morgan Stanley Smith Barney	Jersey City, NJ
	B	34,680.788	11.20	National Financial Services LLC	Jersey City, NJ
	B	30,613.825	9.89	Pershing LLC	Jersey City, NJ
	C	138,913.941	8.15	First Clearing, LLC	Saint Louis, MO
	C	493,545.950	28.97	MLPF & S	Jacksonville, FL
	C	124,909.017	7.33	Morgan Stanley Smith Barney	Jersey City, NJ
	C	257,182.718	15.10	National Financial Services LLC	Jersey City, NJ
	C	139,403.445	8.18	Pershing LLC	Jersey City, NJ

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING Global Equity Dividend Fund	C	93,228.442	5.47	Raymond James	St. Petersburg, FL
	C	99,375.608	5.83	UBS Financial Services Inc.	Jersey City, NJ
	I	64,853.811	26.35	First Clearing, LLC	Saint Louis, MO
	I	117,843.039	47.89	MLPF & S	Jacksonville, FL
	I	61,150.870	24.85	Morgan Stanley Smith Barney	Jersey City, NJ
	W	4,717.799	5.46	Ameritrade Inc.	Omaha, NE
	W	1,214,104.358	97.00	Capital One Sharebuilder Inc.	Seattle, WA
	W	4,454.644	5.16	LPL Financial	San Diego, CA
	W	34,061.485	39.44	Pershing LLC	Jersey City, NJ
	W	29,547.743	34.22	Raymond James	St. Petersburg, FL

ING Global Natural Resources Fund	A	1,211,881.503	12.59	Charles Schwab & Co Inc.	San Francisco, CA
	A	683,210.267	7.10	National Financial Services LLC	Jersey City, NJ
	A	638,762.027	6.63	Pershing LLC	Jersey City, NJ
	I	32,763.331	7.95	First Clearing, LLC	Saint Louis, MO
	I	175,870.945	42.65	MLPF & S	Jacksonville, FL
	I	201,039.114	48.76	Morgan Stanley Smith Barney	Jersey City, NJ
	W	33,640.206	40.22	LPL Financial	San Diego, CA
	W	4,191.427	5.01	Morgan Stanley Smith Barney	Jersey City, NJ
	W	37,649.652	45.01	Pershing LLC	Jersey City, NJ
	W	4,281.866	5.12	Raymond James	St. Petersburg, FL

ING Global Opportunities Fund	A	143,802.689	9.65	First Clearing, LLC	Saint Louis, MO
	A	204,711.199	9.51	First Clearing, LLC	Saint Louis, MO
	A	111,733.903	7.49	MLPF & S	Jacksonville, FL
	A	274,383.312	12.74	MLPF & S	Jacksonville, FL
	A	95,183.452	6.38	Morgan Stanley Smith Barney	Jersey City, NJ
	A	139,991.900	9.39	National Financial Services LLC	Jersey City, NJ
	A	195,349.922	13.10	Pershing LLC	Jersey City, NJ
	A	189,625.620	8.81	Pershing LLC	Jersey City, NJ
	A	138,389.321	9.28	UBS Financial Services Inc.	Jersey City, NJ
	A	117,927.541	5.48	UBS Financial Services Inc.	Jersey City, NJ
	B	40,868.877	24.48	First Clearing, LLC	Saint Louis, MO
	B	9,628.165	12.93	First Clearing, LLC	Saint Louis, MO
	B	34,873.133	20.89	MLPF & S	Jacksonville, FL
	B	8,170.879	10.97	MLPF & S	Jacksonville, FL
	B	18,858.177	11.30	Morgan Stanley Smith Barney	Jersey City, NJ
	B	3,815.314	5.12	National Financial Services LLC	Jersey City, NJ
	B	12,438.827	7.45	Pershing LLC	Jersey City, NJ
	B	6,201.049	8.33	Pershing LLC	Jersey City, NJ
	B	13,806.764	8.27	UBS Financial Services Inc.	Jersey City, NJ
	B	5,011.475	6.73	UBS Financial Services Inc.	Jersey City, NJ
	C	217,219.589	16.43	First Clearing, LLC	Saint Louis, MO
	C	105,052.142	13.79	First Clearing, LLC	Saint Louis, MO
	C	329,393.626	24.91	MLPF & S	Jacksonville, FL
	C	178,499.749	23.43	MLPF & S	Jacksonville, FL
	C	194,871.787	14.74	Morgan Stanley Smith Barney	Jersey City, NJ
	C	91,572.172	12.02	Morgan Stanley Smith Barney	Jersey City, NJ
	C	122,123.809	9.24	Pershing LLC	Jersey City, NJ
	C	66,291.091	8.70	Pershing LLC	Jersey City, NJ
	C	42,022.587	5.52	RBC Capital Markets LLC	Minneapolis, MN
	C	131,020.265	9.91	UBS Financial Services Inc.	Jersey City, NJ
	C	51,395.794	6.75	UBS Financial Services Inc.	Jersey City, NJ
	I	26,931.383	15.91	First Clearing, LLC	Saint Louis, MO
	I	91,658.790	11.23	First Clearing, LLC	Saint Louis, MO
	I	86,580.297	51.16	MLPF & S	Jacksonville, FL
	I	326,915.748	40.06	MLPF & S	Jacksonville, FL
	I	51,932.106	30.69	Morgan Stanley Smith Barney	Jersey City, NJ
	I	219,201.903	26.86	Morgan Stanley Smith Barney	Jersey City, NJ
	I	165,243.156	20.25	Reliance Trust Company Cust	Atlanta, GA
	W	33,240.132	46.92	LPL Financial	San Diego, CA

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING Global Opportunities Fund	W	445.591	6.10	MLPF & S	Jacksonville, FL
	W	515.918	7.06	Morgan Stanley Smith Barney	Jersey City, NJ
	W	4,313.973	6.09	Naidot & Co.	Woodbridge, NJ
	W	8,987.299	12.69	National Financial Services LLC	Jersey City, NJ
	W	3,479.397	47.64	Pershing LLC	Jersey City, NJ
	W	2,658.613	36.40	RBC Capital Markets LLC	Minneapolis, MN
	W	8,782.243	12.40	RBC Capital Markets LLC	Minneapolis, MN

ING Global Real Estate Fund	A	23,707,130.489	28.55	Charles Schwab & Co Inc.	San Francisco, CA
	A	4,717,179.394	5.68	Morgan Stanley Smith Barney	Jersey City, NJ
	A	14,261,357.768	17.17	National Financial Services LLC	Jersey City, NJ
	A	9,201,316.325	11.08	Pershing LLC	Jersey City, NJ
	A	11,047,887.979	13.30	UBS Financial Services Inc.	Jersey City, NJ
	B	145,795.933	17.19	First Clearing, LLC	Saint Louis, MO
	B	131,609.955	15.51	MLPF & S	Jacksonville, FL
	B	78,783.158	9.29	Morgan Stanley Smith Barney	Jersey City, NJ
	B	75,379.297	8.89	National Financial Services LLC	Jersey City, NJ
	B	128,558.156	15.16	Pershing LLC	Jersey City, NJ
	C	1,113,377.678	7.94	First Clearing, LLC	Saint Louis, MO
	C	3,506,339.138	25.01	MLPF & S	Jacksonville, FL
	C	3,432,111.908	24.48	Morgan Stanley Smith Barney	Jersey City, NJ
	C	1,019,230.829	7.27	Pershing LLC	Jersey City, NJ
	C	856,051.462	6.11	Raymond James	St. Petersburg, FL
	C	906,365.567	6.47	UBS Financial Services Inc.	Jersey City, NJ
	I	12,539,012.336	8.98	Charles Schwab & Co Inc.	San Francisco, CA
	I	28,671,339.625	20.52	Edward D. Jones & Co.	Maryland Hts, MO
	I	8,789,556.655	6.29	MLPF & S	Jacksonville, FL
	I	27,317,073.028	19.55	Morgan Stanley Smith Barney	Jersey City, NJ
	I	12,675,477.747	9.07	National Financial Services LLC	Jersey City, NJ
	I	7,382,323.160	5.28	Pershing LLC	Jersey City, NJ
	O	778,878.828	97.15	Capital One Sharebuilder Inc.	Seattle, WA
	R	32,183.493	28.06	Counsel Trust DBA MATC	Pittsburgh, PA
	R	6,763.272	5.90	Frontier Trust Company	Fargo, ND
	R	55,757.288	48.62	Raymond James	St. Petersburg, FL
	W	4,175,001.570	17.85	LPL Financial	San Diego, CA
	W	6,555,990.370	28.02	National Financial Services LLC	Jersey City, NJ
	W	3,312,220.233	14.16	Pershing LLC	Jersey City, NJ
	W	1,237,189.603	5.29	RBC Capital Markets LLC	Minneapolis, MN

ING GNMA Income Fund	A	6,360,362.069	7.82	Charles Schwab & Co Inc.	San Francisco, CA
	A	4,294,059.043	5.28	First Clearing, LLC	Saint Louis, MO
	A	13,648,088.846	16.78	ING Life Insurance & Annuity Co.	Windsor, CT
	A	20,922,933.661	25.73	ING National Trust	Windsor, CT
	A	6,780,944.357	8.34	MLPF & S	Jacksonville, FL
	B	17,534.292	9.72	Charles Schwab & Co Inc.	San Francisco, CA
	B	26,663.632	14.78	First Clearing, LLC	Saint Louis, MO
	B	25,132.453	13.93	MLPF & S	Jacksonville, FL
	B	30,276.501	16.78	National Financial Services LLC	Jersey City, NJ
	B	27,248.130	15.10	Pershing LLC	Jersey City, NJ
	C	4,473,539.195	21.91	First Clearing, LLC	Saint Louis, MO
	C	3,357,823.982	16.44	MLPF & S	Jacksonville, FL
	C	2,770,224.884	13.57	Morgan Stanley Smith Barney	Jersey City, NJ
	C	1,354,227.539	6.63	Pershing LLC	Jersey City, NJ
	C	2,066,549.433	10.12	UBS Financial Services Inc.	Jersey City, NJ
	I	4,980,658.542	20.49	First Clearing, LLC	Saint Louis, MO
	I	3,859,820.729	15.88	ING Life Insurance & Annuity Co.	Windsor, CT
	I	3,042,772.091	12.52	ING National Trust	Windsor, CT
	I	1,765,703.136	7.26	LPL Financial	San Diego, CA
	I	5,579,900.132	22.95	MLPF & S	Jacksonville, FL
	I	4,764,380.992	19.60	Morgan Stanley Smith Barney	Jersey City, NJ
	W	408,718.028	9.81	National Financial Services LLC	Jersey City, NJ

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING GNMA Income Fund	W	2,696,467.335	64.74	Pershing LLC	Jersey City, NJ
	W	490,398.377	11.77	Raymond James	St. Petersburg, FL

ING High Yield Bond Fund	A	1,956,323.335	19.04	First Clearing, LLC	Saint Louis, MO
	A	1,238,865.346	12.06	MLPF & S	Jacksonville, FL
	A	609,336.229	5.93	Morgan Stanley Smith Barney	Jersey City, NJ
	A	646,859.168	6.30	National Financial Services LLC	Jersey City, NJ
	A	1,117,768.608	10.88	Pershing LLC	Jersey City, NJ
	B	46,242.570	22.96	First Clearing, LLC	Saint Louis, MO
	B	32,529.012	16.15	MLPF & S	Jacksonville, FL
	B	27,348.157	13.58	National Financial Services LLC	Jersey City, NJ
	B	24,474.895	12.15	Pershing LLC	Jersey City, NJ
	C	327,644.326	18.76	First Clearing, LLC	Saint Louis, MO
	C	467,671.089	26.78	MLPF & S	Jacksonville, FL
	C	146,241.315	8.37	Morgan Stanley Smith Barney	Jersey City, NJ
	C	187,096.190	10.71	Pershing LLC	Jersey City, NJ
	C	96,982.004	5.55	UBS Financial Services Inc.	Jersey City, NJ
	I	1,865,588.075	15.81	ING Capital Allocation Fund	Scottsdale, AZ
	I	1,213,139.855	10.28	ING Global Target Payment Fund	Scottsdale, AZ
	I	1,010,498.644	8.57	ING Strategic Allocation Conservative Portfolio	Scottsdale, AZ
	I	1,056,818.012	8.96	ING Strategic Allocation Growth Portfolio	Scottsdale, AZ
	I	1,056,288.261	8.95	ING Strategic Allocation Moderate Portfolio	Scottsdale, AZ
	I	887,337.958	7.52	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	I	676,742.520	5.74	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	I	626,144.066	5.31	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	W	1,465,971.893	100.00	Pershing LLC	Jersey City, NJ

ING Intermediate Bond Fund	A	11,010,010.424	36.64	ING Life Insurance & Annuity Co.	Windsor, CT
	A	5,017,108.544	16.70	ING National Trust	Windsor, CT
	A	1,752,482.761	5.83	MLPF & S	Jacksonville, FL
	A	3,803,786.438	12.66	National Financial Services LLC	Jersey City, NJ
	A	2,075,634.692	6.91	Pershing LLC	Jersey City, NJ
	B	32,354.617	16.83	First Clearing, LLC	Saint Louis, MO
	B	35,632.926	18.53	MLPF & S	Jacksonville, FL
	B	12,221.762	6.36	Morgan Stanley Smith Barney	Jersey City, NJ
	B	27,770.588	14.44	National Financial Services LLC	Jersey City, NJ
	B	14,342.637	7.46	Pershing LLC	Jersey City, NJ
	B	11,628.678	6.05	UBS Financial Services Inc.	Jersey City, NJ
	C	377,651.462	10.69	First Clearing, LLC	Saint Louis, MO
	C	839,483.235	23.77	MLPF & S	Jacksonville, FL
	C	288,850.036	8.18	Morgan Stanley Smith Barney	Jersey City, NJ
	C	649,273.648	18.39	Pershing LLC	Jersey City, NJ
	C	349,404.053	9.89	UBS Financial Services Inc.	Jersey City, NJ
	I	3,099,689.942	5.91	Charles Schwab & Co Inc.	San Francisco, CA
	I	2,827,503.420	5.39	Edison Electric Institute	Washington, DC
	I	4,817,487.671	9.18	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	3,238,054.448	6.17	ING Strategic Allocation Conservative Portfolio	Scottsdale, AZ
	I	3,907,881.752	7.45	ING Strategic Allocation Moderate Portfolio	Scottsdale, AZ
	I	2,759,329.256	5.26	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	O	3,774,174.053	91.00	Capital One Sharebuilder Inc.	Seattle, WA
	R	1,394,106.073	99.31	ING Life Insurance & Annuity Co.	Windsor, CT
	W	1,381,879.866	6.55	Pershing LLC	Jersey City, NJ

ING International Core Fund	I	2,872,654.285	6.78	ING Capital Allocation Fund	Scottsdale, AZ
	I	3,741,239.877	8.84	ING Diversified International	Scottsdale, AZ
	I	2,951,095.911	6.97	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	6,291,566.160	14.86	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	10,932,014.302	25.82	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	7,137,696.695	16.86	ING Solution 2045 Portfolio	Scottsdale, AZ
	W	352,615.956	98.86	Pershing LLC	Jersey City, NJ

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING International Growth Fund	I	1,785,695.440	11.38	ING Diversified International	Scottsdale, AZ
	I	1,408,452.853	8.97	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	3,603,183.625	22.95	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	3,130,410.943	19.94	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	2,725,110.323	17.36	ING Solution 2045 Portfolio	Scottsdale, AZ

ING International Real Estate Fund	A	16,039,320.258	79.43	National Financial Services LLC	Jersey City, NJ
	B	53,308.690	30.24	First Clearing, LLC	Saint Louis, MO
	B	37,045.875	21.01	MLPF & S	Jacksonville, FL
	B	25,065.407	14.22	Pershing LLC	Jersey City, NJ
	C	266,031.749	14.63	First Clearing, LLC	Saint Louis, MO
	C	544,778.474	29.95	MLPF & S	Jacksonville, FL
	C	255,695.218	14.06	Morgan Stanley Smith Barney	Jersey City, NJ
	C	196,631.410	10.81	Pershing LLC	Jersey City, NJ
	I	2,978,348.510	9.14	Charles Schwab & Co Inc.	San Francisco, CA
	I	2,559,049.065	7.86	National Financial Services LLC	Jersey City, NJ
	I	23,109,549.192	70.94	Wells Fargo Bank NA	Minneapolis, MN
	W	140,185.737	5.39	Raymond James	St. Petersburg, FL

ING International Small Cap Fund	A	434,593.955	20.30	ING Life Insurance & Annuity Co.	Windsor, CT
	A	172,914.576	8.08	ING National Trust	Windsor, CT
	A	300,316.145	14.03	MLPF & S	Jacksonville, FL
	A	172,961.822	8.08	National Financial Services LLC	Jersey City, NJ
	A	165,122.348	7.71	Pershing LLC	Jersey City, NJ
	B	5,089.685	13.13	First Clearing, LLC	Saint Louis, MO
	B	2,605.961	6.72	MLPF & S	Jacksonville, FL
	B	5,002.634	12.90	Morgan Stanley Smith Barney	Jersey City, NJ
	B	4,175.517	10.77	National Financial Services LLC	Jersey City, NJ
	B	5,768.060	14.88	Pershing LLC	Jersey City, NJ
	C	62,327.920	11.10	First Clearing, LLC	Saint Louis, MO
	C	70,698.080	12.59	MLPF & S	Jacksonville, FL
	C	43,334.218	7.72	Morgan Stanley Smith Barney	Jersey City, NJ
	C	50,261.554	8.95	National Financial Services LLC	Jersey City, NJ
	C	54,716.008	9.74	Pershing LLC	Jersey City, NJ
	C	48,844.204	8.70	Raymond James	St. Petersburg, FL
	C	101,527.799	18.08	RBC Capital Markets LLC	Minneapolis, MN
	C	32,163.513	5.73	UBS Financial Services Inc.	Jersey City, NJ
	I	1,148,170.597	45.86	Charles Schwab & Co Inc.	San Francisco, CA
	I	446,138.061	17.82	National Financial Services LLC	Jersey City, NJ
	I	223,794.039	8.94	SEI Private Trust Co Cust	Oaks, PA
	O	49,215.871	100.00	Capital One Sharebuilder Inc.	Seattle, WA
	W	382,569.042	45.08	Charles Schwab & Co Inc.	San Francisco, CA
	W	301,470.687	35.52	National Financial Services LLC	Jersey City, NJ

ING International Value Choice Fund	A	262,999.395	14.85	Bank of America NA TTEE	Dallas, TX
	A	176,191.220	9.95	ING National Trust	Windsor, CT
	A	324,725.706	18.33	Patterson & Co.	Charlotte, NC
	A	345,060.242	19.48	Pershing LLC	Jersey City, NJ
	A	193,393.882	10.92	UBS Financial Services Inc.	Jersey City, NJ
	B	11,281.841	34.08	First Clearing, LLC	Saint Louis, MO
	B	7,218.306	21.80	MLPF & S	Jacksonville, FL
	B	6,626.982	20.02	Morgan Stanley Smith Barney	Jersey City, NJ
	B	1,805.246	5.45	National Financial Services LLC	Jersey City, NJ
	C	26,237.101	11.47	First Clearing, LLC	Saint Louis, MO
	C	67,165.243	29.37	MLPF & S	Jacksonville, FL
	C	39,664.859	17.35	Morgan Stanley Smith Barney	Jersey City, NJ
	C	18,483.070	8.08	Pershing LLC	Jersey City, NJ
	C	28,137.601	12.31	Raymond James	St. Petersburg, FL
	I	39,483.822	37.56	First Clearing, LLC	Saint Louis, MO
	I	40,935.170	38.94	MLPF & S	Jacksonville, FL
	I	21,205.964	20.17	Morgan Stanley Smith Barney	Jersey City, NJ
	W	1,582.783	24.21	Janney Montgomery Scott LLC	Philadelphia, PA

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING International Value Choice Fund	W	1,690.084	25.85	Pershing LLC	Jersey City, NJ
	W	3,091.349	47.28	Raymond James	St. Petersburg, FL

ING International Value Equity Fund	A	139,562.876	5.45	Charles Schwab & Co Inc.	San Francisco, CA
	A	175,141.219	6.84	First Clearing, LLC	Saint Louis, MO
	A	482,912.814	18.85	MLPF & S	Jacksonville, FL
	A	178,529.506	6.97	Morgan Stanley Smith Barney	Jersey City, NJ
	A	147,438.007	5.76	National Financial Services LLC	Jersey City, NJ
	A	232,121.561	9.06	Pershing LLC	Jersey City, NJ
	A	221,458.350	8.64	UBS Financial Services Inc.	Jersey City, NJ
	B	20,862.162	21.83	First Clearing, LLC	Saint Louis, MO
	B	8,604.223	9.01	MLPF & S	Jacksonville, FL
	B	9,727.698	10.18	Morgan Stanley Smith Barney	Jersey City, NJ
	B	7,507.830	7.86	National Financial Services LLC	Jersey City, NJ
	B	4,780.856	5.00	Pershing LLC	Jersey City, NJ
	C	191,925.425	10.48	First Clearing, LLC	Saint Louis, MO
	C	638,241.579	34.85	MLPF & S	Jacksonville, FL
	C	237,622.542	12.97	Morgan Stanley Smith Barney	Jersey City, NJ
	C	147,455.995	8.05	Pershing LLC	Jersey City, NJ
	C	120,613.505	6.58	Raymond James	St. Petersburg, FL
	C	101,887.813	5.56	UBS Financial Services Inc.	Jersey City, NJ
	I	147,558.119	16.13	First Clearing, LLC	Saint Louis, MO
	I	180,168.549	19.69	ING National Trust	Windsor, CT
	I	241,726.821	26.42	MLPF & S	Jacksonville, FL
	I	122,117.515	13.35	Morgan Stanley Smith Barney	Jersey City, NJ
	I	161,487.371	17.65	Reliance Trust Company Cust	Atlanta, GA
	W	19,828.489	7.97	Charles Schwab & Co Inc.	San Francisco, CA
	W	44,707.834	17.96	LPL Financial	San Diego, CA
	W	97,253.505	39.08	National Financial Services LLC	Jersey City, NJ
	W	69,814.999	28.05	Pershing LLC	Jersey City, NJ

ING Large Cap Value Fund	A	257,216.924	5.67	National Financial Services LLC	Jersey City, NJ
	A	1,613,106.027	35.56	Pershing LLC	Jersey City, NJ
	A	726,600.927	16.02	UBS Financial Services Inc.	Jersey City, NJ
	B	13,005.497	27.65	First Clearing, LLC	Saint Louis, MO
	B	7,756.030	16.49	Janney Montgomery Scott LLC	Philadelphia, PA
	B	4,667.812	9.92	National Financial Services LLC	Jersey City, NJ
	B	7,334.974	15.59	Pershing LLC	Jersey City, NJ
	B	2,626.302	5.58	Raymond James	St. Petersburg, FL
	C	227,403.140	14.78	First Clearing, LLC	Saint Louis, MO
	C	204,586.750	13.30	MLPF & S	Jacksonville, FL
	C	178,356.991	11.59	Morgan Stanley Smith Barney	Jersey City, NJ
	C	151,716.756	9.86	National Financial Services LLC	Jersey City, NJ
	C	119,231.422	7.75	Pershing LLC	Jersey City, NJ
	C	136,339.814	8.86	Raymond James	St. Petersburg, FL
	C	238,772.849	15.52	UBS Financial Services Inc.	Jersey City, NJ
	I	2,463,944.023	8.02	ING Capital Allocation Fund	Scottsdale, AZ
	I	2,531,585.994	8.24	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	4,047,760.549	13.17	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	5,392,282.125	17.55	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	3,979,711.013	12.95	ING Solution 2045 Portfolio	Scottsdale, AZ
	I	1,652,298.710	5.38	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	I	1,586,220.578	5.16	Tomorrow’s Scholar 529 Plan	Scottsdale, AZ
	O	11,252.427	97.66	Capital One Sharebuilder Inc.	Seattle, WA
	R	151,343.780	98.06	ING Life Insurance & Annuity Co.	Windsor, CT
	W	1,547,162.024	61.91	Pershing LLC	Jersey City, NJ

ING Mid Cap Value Fund	I	2,569,259.468	11.11	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	5,841,791.397	25.26	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	5,074,924.732	21.95	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	3,589,143.746	15.52	ING Solution 2045 Portfolio	Scottsdale, AZ

ING MidCap Opportunities Fund	A	1,594,533.029	9.39	Mercer Trust Company TTEE	Norwood, MA

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING MidCap Opportunities Fund	A	2,424,065.001	14.27	MLPF & S	Jacksonville, FL
	A	1,011,051.469	5.95	National Financial Services LLC	Jersey City, NJ
	A	1,862,819.050	10.97	Pershing LLC	Jersey City, NJ
	A	1,705,240.456	10.04	UBS Financial Services Inc.	Jersey City, NJ
	B	20,765.137	6.89	First Clearing, LLC	Saint Louis, MO
	B	63,208.915	20.98	MLPF & S	Jacksonville, FL
	B	16,304.812	5.41	Morgan Stanley Smith Barney	Jersey City, NJ
	B	32,625.769	10.83	Pershing LLC	Jersey City, NJ
	C	434,173.522	7.99	First Clearing, LLC	Saint Louis, MO
	C	1,817,450.444	33.46	MLPF & S	Jacksonville, FL
	C	681,181.722	12.54	Morgan Stanley Smith Barney	Jersey City, NJ
	C	300,410.177	5.53	National Financial Services LLC	Jersey City, NJ
	C	324,433.067	5.97	Pershing LLC	Jersey City, NJ
	C	678,079.630	12.48	UBS Financial Services Inc.	Jersey City, NJ
	I	3,003,434.107	16.16	Charles Schwab & Co Inc.	San Francisco, CA
	I	1,621,149.456	8.72	First Clearing, LLC	Saint Louis, MO
	I	1,208,217.842	6.50	ING National Trust	Windsor, CT
	I	2,876,219.987	15.48	MLPF & S	Jacksonville, FL
	I	1,371,010.874	7.38	Morgan Stanley Smith Barney	Jersey City, NJ
	I	1,226,343.489	6.60	National Financial Services LLC	Jersey City, NJ
	I	1,429,639.990	7.69	Wells Fargo Bank	Charlotte, NC
	O	2,032,993.819	96.35	Capital One Sharebuilder Inc.	Seattle, WA
	R	2,874.329	27.03	Frontier Trust Company	Fargo, ND
	R	941.676	8.86	Frontier Trust Company	Fargo, ND
	R	788.483	7.42	Frontier Trust Company	Fargo, ND
	R	2,037.955	19.17	MG Trust Co	Denver, CO
	R	3,477.316	32.70	MLPF & S	Jacksonville, FL
	W	314,008.406	9.02	Donald A Pels	New York, NY
	W	212,232.426	6.10	LPL Financial	San Diego, CA
	W	1,104,053.794	31.71	National Financial Services LLC	Jersey City, NJ
	W	1,263,749.099	36.30	Pershing LLC	Jersey City, NJ

ING Real Estate Fund	A	4,451,521.935	36.79	ING Life Insurance & Annuity Co.	Windsor, CT
	A	875,367.471	7.24	ING National Trust	Windsor, CT
	A	1,234,307.490	10.20	MLPF & S	Jacksonville, FL
	A	842,350.756	6.96	Pershing LLC	Jersey City, NJ
	A	717,905.791	5.93	UBS Financial Services Inc.	Jersey City, NJ
	B	4,200.402	7.19	Defined Benefit Pension Plan	Dallas, TX
	B	5,521.070	9.45	First Clearing, LLC	Saint Louis, MO
	B	3,209.857	5.49	MLPF & S	Jacksonville, FL
	B	5,531.406	9.47	National Financial Services LLC	Jersey City, NJ
	B	9,942.153	17.02	Pershing LLC	Jersey City, NJ
	C	264,532.472	20.30	First Clearing, LLC	Saint Louis, MO
	C	281,812.550	21.63	MLPF & S	Jacksonville, FL
	C	217,792.400	16.72	Morgan Stanley Smith Barney	Jersey City, NJ
	C	101,831.275	7.82	Pershing LLC	Jersey City, NJ
	C	74,837.882	5.74	Raymond James	St. Petersburg, FL
	I	3,825,367.766	9.02	Charles Schwab & Co Inc.	San Francisco, CA
	I	2,269,707.274	5.35	ING National Trust	Windsor, CT
	I	3,649,694.489	8.60	MLPF & S	Jacksonville, FL
	I	2,286,144.741	5.39	Morgan Stanley Smith Barney	Jersey City, NJ
	I	14,780,965.885	34.84	Wells Fargo Bank NA	Minneapolis, MN
	O	2,090,590.408	97.14	Capital One Sharebuilder Inc.	Seattle, WA
	R	3,424.051	14.93	Frontier Trust Company	Fargo, ND
	R	3,013.006	13.14	Frontier Trust Company	Fargo, ND
	R	2,747.466	11.98	Frontier Trust Company	Fargo, ND
	R	1,366.195	5.96	Frontier Trust Company	Fargo, ND
	R	3,916.803	17.08	MG Trust Co	Denver, CO
	R	1,744.800	7.61	MLPF & S	Jacksonville, FL
	W	1,388,587.399	17.70	Charles Schwab & Co Inc.	San Francisco, CA

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING Real Estate Fund	W	2,851,229.703	36.34	National Financial Services LLC	Jersey City, NJ
	W	708,386.870	9.03	Pershing LLC	Jersey City, NJ

ING Russia Fund	A	642,064.199	9.48	Charles Schwab & Co Inc.	San Francisco, CA
	A	1,252,112.471	18.48	National Financial Services LLC	Jersey City, NJ
	A	660,966.124	9.76	Pershing LLC	Jersey City, NJ
	I	77,304.800	28.95	First Clearing, LLC	Saint Louis, MO
	I	119,725.375	44.83	MLPF & S	Jacksonville, FL
	I	61,610.012	23.07	Morgan Stanley Smith Barney	Jersey City, NJ
	W	1,032.131	54.52	National Financial Services LLC	Jersey City, NJ
	W	618.182	32.65	Pershing LLC	Jersey City, NJ
	W	242.923	12.83	Raymond James	St. Petersburg, FL

ING Senior Income Fund	A	1,115,276.832	6.50	Charles Schwab & Co Inc.	San Francisco, CA
	A	1,914,272.798	11.16	First Clearing, LLC	Saint Louis, MO
	A	1,084,684.245	6.32	MLPF & S	Jacksonville, FL
	A	2,193,627.930	12.79	National Financial Services LLC	Jersey City, NJ
	A	3,139,666.636	18.31	Pershing LLC	Jersey City, NJ
	A	934,418.935	5.45	Raymond James	St. Petersburg, FL
	B	4,720.229	9.10	Arthur W. Toga	Chatsworth, CA
	B	3,275.616	6.31	Charles Schwab & Co Inc.	San Francisco, CA
	B	3,595.126	6.93	First Clearing, LLC	Saint Louis, MO
	B	2,631.110	5.07	MLPF & S	Jacksonville, FL
	B	10,868.447	20.95	National Financial Services LLC	Jersey City, NJ
	B	5,842.173	11.26	Pershing LLC	Jersey City, NJ
	B	3,126.578	6.03	The Cow Creek Band of the Umpqua Tribe of Indians	Roseburg, OR
	C	3,635,780.794	18.42	First Clearing, LLC	Saint Louis, MO
	C	1,970,174.071	9.98	MLPF & S	Jacksonville, FL
	C	2,481,023.112	12.57	Morgan Stanley Smith Barney	Jersey City, NJ
	C	1,262,402.150	6.40	National Financial Services LLC	Jersey City, NJ
	C	2,681,537.850	13.59	Pershing LLC	Jersey City, NJ
	C	1,062,955.458	5.39	Raymond James	St. Petersburg, FL
	C	1,080,740.386	5.48	UBS Financial Services Inc.	Jersey City, NJ
	I	809,364.747	29.51	First Clearing, LLC	Saint Louis, MO
	I	1,193,374.626	43.51	Morgan Stanley Smith Barney	Jersey City, NJ
	I	143,205.187	5.22	Pershing LLC	Jersey City, NJ
	I	251,498.971	9.17	Reliance Trust Company	Atlanta, GA
	W	2,420,122.249	67.35	LPL Financial	San Diego, CA
	W	546,375.648	15.20	Raymond James	St. Petersburg, FL
	W	220,734.294	6.14	RBC Capital Markets LLC	Minneapolis, MN

ING Short Term Bond Fund	A	387.765	56.30	BNYM I S Trust Co Cust IRA	Bluemont, VA
	A	300.005	43.56	ING Investment Management Co. LLC	New York, NY
	C	300.000	99.67	ING Investment Management Co. LLC	New York, NY
	I	5,202,976.803	29.75	ING Solution 2015 Portfolio	Scottsdale, AZ
	I	7,605,723.321	43.50	ING Solution 2025 Portfolio	Scottsdale, AZ
	I	2,202,600.027	12.60	ING Solution 2035 Portfolio	Scottsdale, AZ
	I	1,694,611.128	9.69	ING Solution Income Portfolio	Scottsdale, AZ
	W	300.096	99.67	ING Investment Management Co. LLC	New York, NY

ING SmallCap Opportunities Fund	A	89,921.654	5.08	Charles Schwab & Co Inc.	San Francisco, CA
	A	140,864.463	7.95	First Clearing, LLC	Saint Louis, MO
	A	390,035.757	22.03	MLPF & S	Jacksonville, FL
	A	110,953.686	6.27	Morgan Stanley Smith Barney	Jersey City, NJ
	A	194,269.924	10.97	Pershing LLC	Jersey City, NJ
	B	4,368.562	14.96	First Clearing, LLC	Saint Louis, MO

Fund and Class		Shares Held	% of Class	Shareholder Name	Location
ING SmallCap Opportunities Fund	B	4,339.581	14.86	MLPF & S	Jacksonville, FL
	B	2,347.095	8.04	Pershing LLC	Jersey City, NJ
	C	79,403.087	13.08	First Clearing, LLC	Saint Louis, MO
	C	239,551.805	39.46	MLPF & S	Jacksonville, FL
	C	42,353.066	6.98	Morgan Stanley Smith Barney	Jersey City, NJ
	C	33,395.532	5.50	Raymond James	St. Petersburg, FL
	I	1,116,118.466	46.92	First Clearing, LLC	Saint Louis, MO
	I	461,408.515	19.40	MLPF & S	Jacksonville, FL
	I	468,125.870	19.68	National Financial Services LLC	Jersey City, NJ
	R	248.406	97.03	MG Trust Co	Denver, CO
	W	19,382.068	12.11	LPL Financial	San Diego, CA
	W	27,556.770	17.22	National Financial Services LLC	Jersey City, NJ
	W	106,636.522	66.63	Pershing LLC	Jersey City, NJ

ING Strategic Income Fund	A	119.780	28.34	BNYM I S Trust Co Cust Roth IRA	Brownsburg, IN
	A	301.814	71.42	ING Investment Management Co. LLC	New York, NY
	C	301.500	99.67	ING Investment Management Co. LLC	New York, NY
	I	502,048.115	100.00	ING Investment Management Co. LLC	New York, NY
	R	301.722	99.67	ING Investment Management Co. LLC	New York, NY
	W	301.942	99.67	ING Investment Management Co. LLC	New York, NY

ING Value Choice Fund	A	607,770.478	6.59	First Clearing, LLC	Saint Louis, MO
	A	592,725.662	6.42	ING Life Insurance & Annuity Co.	Windsor, CT
	A	467,685.281	5.07	Morgan Stanley Smith Barney	Jersey City, NJ
	A	734,620.910	7.96	National Financial Services LLC	Jersey City, NJ
	A	1,355,877.675	14.69	Pershing LLC	Jersey City, NJ
	A	976,251.097	10.58	UBS Financial Services Inc.	Jersey City, NJ
	B	87,362.442	21.53	First Clearing, LLC	Saint Louis, MO
	B	27,854.015	6.86	MLPF & S	Jacksonville, FL
	B	33,660.175	8.30	Morgan Stanley Smith Barney	Jersey City, NJ
	B	28,370.005	6.99	National Financial Services LLC	Jersey City, NJ
	B	48,972.237	12.07	Pershing LLC	Jersey City, NJ
	B	33,942.783	8.37	UBS Financial Services Inc.	Jersey City, NJ
	C	700,828.105	15.33	First Clearing, LLC	Saint Louis, MO
	C	849,127.290	18.58	MLPF & S	Jacksonville, FL
	C	732,243.028	16.02	Morgan Stanley Smith Barney	Jersey City, NJ
	C	639,645.665	14.00	Pershing LLC	Jersey City, NJ
	C	294,070.516	6.43	Raymond James	St. Petersburg, FL
	C	253,336.187	5.54	UBS Financial Services Inc.	Jersey City, NJ
	I	677,451.850	35.34	First Clearing, LLC	Saint Louis, MO
	I	487,524.872	25.43	MLPF & S	Jacksonville, FL
	I	463,235.029	24.16	Morgan Stanley Smith Barney	Jersey City, NJ
	O	318,148.428	100.00	Capital One Sharebuilder Inc.	Seattle, WA
	W	37,388.815	6.43	Janney Montgomery Scott LLC	Philadelphia, PA
	W	30,094.387	5.17	LPL Financial	San Diego, CA
	W	224,004.474	38.50	Pershing LLC	Jersey City, NJ
	W	35,843.956	6.16	Reliance Trust Company	Atlanta, GA

APPENDIX S: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Fund(FYE)	2012	2011	2012	2011	2012	2011	2012	2011
ING Diversified Emerging Markets Debt Fund (10/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Diversified International Fund (10/31/12)	4,502	6,477	2,400	2,400	6,362	6,990	0	0
ING Emerging Markets Equity Fund (10/31/12)	7,684	4,417	2,400	0	6,339	0	0	0
ING Emerging Markets Equity Dividend Fund (10/31/12)	1,314	1,646	2,400	2,400	6,344	6,982	0	0
ING Floating Rate Fund (03/31/12)	36,000	36,000	2,400	2,150	9,179	5,953	0	0
ING Global Bond Fund (10/31/12)	34,346	32,029	2,400	2,400	6,462	7,013	0	0
ING Global Equity Dividend Fund (10/31/12)	3,310	4,090	2,400	2,400	6,352	6,986	0	0
ING Global Natural Resources Fund (10/31/12)	4,424	5,545	2,400	2,400	8,451	7,307	0	0
ING Global Opportunities Fund (10/31/12)	2,261	3,374	2,400	2,400	6,350	6,985	0	8,934
ING Global Real Estate Fund (10/31/12)	199,028	170,717	2,400	2,400	9,293	12,117	0	0
ING GNMA Income Fund (03/31/12)	29,637	28,471	2,400	2,150	9,338	3,482	0	0
ING Growth Opportunities Fund (05/31/12)	3,318	3,202	2,400	2,400	7,424	11,180	0	0
ING High Yield Bond Fund (03/31/12)	5,459	4,449	2,400	2,150	9,111	3,482	0	0
ING Intermediate Bond Fund (03/31/12)	25,204	27,380	2,400	2,150	9,148	3,482	0	0
ING International Core Fund (10/31/12)	16,195	17,605	2,400	2,400	6,399	979	0	0
ING International Growth Fund (10/31/12)	6,469	7,654	2,400	2,400	6,490	648	0	0
ING International Real Estate Fund (10/31/12)	22,572	24,009	2,400	2,400	6,432	7,016	0	0
ING International Small Cap Fund (10/31/12)	11,062	15,721	2,400	2,400	6,998	7,007	0	5,053
ING International Value Choice Fund (10/31/12)	1,112	1,597	2,400	2,400	6,345	6,983	0	0
ING International Value Equity Fund (10/31/12)	8,805	32,713	2,400	2,400	6,463	7,024	0	0
ING Large Cap Value Fund (05/31/12)	9,785	5,141	2,400	2,400	7,386	11,172	0	0
ING MidCap Opportunities Fund (05/31/12)	31,894	23,172	2,400	2,400	8,586	11,205	0	0
ING Mid Cap Value Fund (05/31/12)	9,550	N/A	2,400	N/A	7,035	N/A	0	N/A
ING Real Estate Fund (05/31/12)	42,337	32,241	2,400	2,400	9,796	10,349	0	0
ING Russia Fund (10/31/12)	11,726	15,742	2,400	2,400	6,403	6,984	0	12,037
ING Senior Income Fund (02/28/12)	73,500	73,500	2,400	2,150	6,347	6,283	0	0
ING Short Term Bond Fund (03/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING SmallCap Opportunities Fund (05/31/12)	7,628	5,920	2,400	2,400	7,410	11,184	0	0
ING Strategic Income Fund(03/31/12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Value Choice Fund (05/31/12)	24,007	43,724	2,400	2,400	7,588	11,242	0	0

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(1)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(2)         Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(3)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG during the calendar years ended December 31, 2012 and December 31, 2011 for services rendered to the ING Funds, ING Investments, and any entity controlling, controlled, or under common control with ING Investments that provides ongoing services to the ING Funds.

Aggregate Non-Audit Fees

2012	2011
$2,085,015	$1,849,032

ING-URET-PRX-0313

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56783-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐	☐	☐

2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56784-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56785-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	6.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to DIF, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

									☐	☐	☐

5.	To approve a bifurcated advisory fee structure with respect to ING Diversified International Fund (“DIF”).	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56786-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56787-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	7.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

									☐	☐	☐

3.	To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56788-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56789-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56790-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56791-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	8.

To approve a manager-of-managers policy with respect to ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

									☐ ☐	☐ ☐	☐ ☐
3.	To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, B.V. (“IIMA”) with respect to ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐ ☐	☐ ☐	☐ ☐

7.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56792-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56793-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	8.

To approve a manager-of-managers policy with respect to ING Growth Opportunities Fund, ING SmallCap Opportunities Fund, ING Global Equity Dividend Fund, and ING Russia Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

									☐	☐	☐

2.	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	9.

To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56794-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56795-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
			☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley	11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin	12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones	13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56796-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56797-S02670	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
					☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain					For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

									☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 13, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56798-S02670

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 13, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE